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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05773

ING Balanced Portfolio, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2011 to December 31, 2011

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2011

Classes ADV, I, S and S2

ING Variable Product Funds

■ ING Balanced Portfolio

■ ING BlackRock Science and Technology Opportunities Portfolio

■ ING Growth and Income Portfolio

■ ING Intermediate Bond Portfolio

■ ING Money Market Portfolio

■ ING Small Company Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	15

Report of Independent Registered Public Accounting Firm	17

Statements of Assets and Liabilities	18

Statements of Operations	21

Statements of Changes in Net Assets	23

Financial Highlights	26

Notes to Financial Statements	29

Summary Portfolios of Investments	52

Tax Information	94

Director/Trustee and Officer Information	95

Advisory Contract Approval Discussion	100

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor's downgraded nine countries in the region, including formerly AAA-rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional "supercommittee" on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone's debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don't try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 3, 2012

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2011

In our semi-annual report we described how investor sentiment was generally positive through April. Many of the developed world's economies including the U.S., seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan, the violent uncertainties of the "Arab Spring" in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But the mood darkened in early May 2011. Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, slid from May through September, losing over 17%, before a remarkable October rally clawed back about half of this. For the whole fiscal year the Index lost 5.49%. (The MSCI World IndexSM returned (5.54)% for the year ended December 31, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs, well above 200,000, were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%. By September the employment report showed zero new jobs created in August. But more upbeat releases in later months revised this up, and by year end the three-month average of jobs created was back to 143,000 from just 35,000 in September.

In the housing market, home prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index) fell every month in the year. Sales were depressed, despite improved affordability and record low mortgage interest rates, by tight credit with many homeowners in negative equity on their properties.

Gross Domestic Product ("GDP") growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29, this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the second quarter's figure was finalized at just 1.3%, the common assessment was that the economy was operating at "stall-speed". There was relief in October when the first estimate of third quarter GDP growth was a much-improved 2.5%, although this was subsequently revised down to 1.8%.

Political deadlock weighed on sentiment throughout. A stopgap agreement to raise the debt ceiling did not stop Standard & Poors from downgrading the country's credit rating. A bipartisan "Debt Super Committee" appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

Other keenly watched figures like retail sales and wages & salaries were stagnant in the months up to October, improved in that month and were mixed thereafter. Purchasing managers' indices indicated expansion but not by much. Taken together, the data were inconclusive as the year ended but the consensus was that the once-feared return to recession now looked unlikely.

The euro zone's sovereign debt crisis continued to move markets. By early August it seemed to be veering out of control. When attention turned from Greece to the much bigger bond markets of Spain and especially Italy, the European Central Bank ("ECB") stepped in, uneasily, to buy their bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear.

Finally, a baby step towards closer fiscal union among euro zone countries was agreed in December, including restrictions on budget deficits with near automatic disciplinary procedures for violators. Bilateral loans of up to €200 billion would be made to the International Monetary Fund, presumably to fund rescue packages for individual nations. But it provided no lender of last resort with unlimited firepower, nor measures to promote growth and liberalize markets. Investors were under no illusions as the year ended that the crisis had been solved.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.84% in the fiscal year, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 4.96%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the remarkable 29.93% return on long-dated Treasuries, reflecting both the overall decline in risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 2.11% for 2011, almost identical to the dividend yield. Sector returns ranged from (17.06)% for financials to 19.91% for utilities. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as December ended.

In currency markets, the euro zone's problems finally took their toll, as the dollar gained 2.34% on the euro in 2011, which dropped sharply after October. The pound was barely changed despite late weakness: the dollar gained 0.10%. But the dollar fell back against the yen by 5.35% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 18.73% in 2011. The economy contracted for three straight quarters before finally recovering, as it struggled to recover from the earthquake and tsunami of March as well as a strong yen. The MSCI Europe ex UK® Index sank 12.87%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index slipped just 1.83%. Weak euro zone demand and fiscal austerity at home depressed stocks, within which, however, the well-represented energy, staples and telecoms sectors managed positive average returns.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.

Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.

iMoneyNet First Tier Retail Index	An unmanaged index that includes the most broadly based money market funds.

NYSE Arca Tech 100 Index	A multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

MSCI Europe, Australasia and Far East® Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Balanced Portfolio (the "Portfolio") seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio is managed by Christopher Corapi, Christine Hurtsellers, CFA, Heather Hackett, CFA, and Paul Zemsky, CFA, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class I shares provided a total return of (1.40)% compared to the S&P Target Risk Growth Index, Barclays Capital U.S. Aggregate Bond Index, MSCI Europe, Australasia and Far East Index ("MSCI EAFE® Index") and Russell 3000® Index, which returned 1.30%, 7.84%, (12.14)% and 1.03%, respectively, for the same period.

Portfolio Specifics: The United States showed surprising resilience in the face of weakness in several European countries and continued concerns over financial repercussions of the debt crisis. In the beginning of the year, the Portfolio was overweight U.S. large cap stocks, funded by underweighting international developed markets and core bonds when we felt positive economic figures and easy monetary policy were supportive for U.S. stocks. We began to reduce the risk of our portfolios as geopolitical and geophysical risks rose dramatically, particularly as events unfolded during the Arab Spring and Japan's devastating earthquake and subsequent tsunami. Our average allocation to emerging markets was adversely affected by inflation risks and monetary policy tightening, as a number of emerging market central banks raised interest rates.

In the summer, the Portfolio was positioned with an average overweight to core bonds and emerging markets compared to an underweight to foreign and domestic large-cap developed stocks. This positioning was taken as U.S. business conditions deteriorated, coupled with financial stress in Europe as the sovereign debt crisis worsened. By the end of the reporting period, the Portfolio unwound its average overweight to core bonds and underweight to U.S. and international large-cap stocks to a neutral equity/fixed income position as U.S. economic data improved. In addition, the risk of serious financial contagion resulting from the European sovereign debt crisis declined materially. Our tactical asset allocation effect, while unfavorable, had a minimal impact on the Portfolio's overall performance.

Stock selection detracted from the Portfolio's performance. Two of the four equity sleeves underperformed, one outperformed and in the other, emerging markets, exposure was gained through an exchange-traded fund which returned close to the emerging markets benchmark. One of the two fixed-income sleeves underperformed and the other essentially matched its benchmark. 2011 was a difficult year for active managers given the macro-driven nature of the market and the unusually high degree of correlation between stocks. Therefore, it is not surprising that, on average, our underlying strategies trailed their benchmarks throughout this year's volatile environment.

Stock selection in the energy and healthcare sectors hurt our large cap domestic exposure. International equities also suffered from weak stock selection, especially in both consumer sectors. Even though core and global bonds provided positive absolute performance, the Global Bond sleeve underperformed the Barclays Capital Global Aggregate Bond Index, due in part to exposures to European securities and financials, especially in the third quarter. The Intermediate Bond sleeve's return was close to that of the Barclays Capital U.S. Aggregate Bond Index. The Mid Cap Opportunities sleeve outperformed its benchmark, driven by strong stock selection evident in 7 out of 10 sectors, most notably in consumer staples and industrials offset to some extent by adverse selection in financials. We continue to feel confident with our current active managers' ability to find opportunities in these challenging markets.

Current Strategy and Outlook: Our central case for 2012 is for modest economic growth in the face of a risky global environment. We believe the U.S. will avoid recession in 2012 and post moderate growth; we believe consumer exuberance will be tempered by continued household balance sheet repair and sluggish housing and jobs markets. Inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term, we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns and other factors. Against this backdrop, the Portfolio remains positioned in a neutral stance.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation
as of December 31, 2011
(as a percentage of net assets)

Common Stock	53.3%
Corporate Bonds/Notes	12.9%
U.S. Government Agency Obligations	7.9%
Foreign Government Bonds	7.5%
Exchange-Traded Funds	5.0%
Collateralized Mortgage Obligations	4.3%
U.S. Treasury Obligations	2.3%
Asset-Backed Securities	2.1%
Preferred Stock	0.2%
Purchased Options	0.1%
Assets in Excess of Other Liabilities*	4.4%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011*
(as a percentage of net assets)

Vanguard Emerging Markets	4.4%
South Africa Government Bond, 7.250%, 01/15/20	1.4%
ExxonMobil Corp.	1.3%
Apple, Inc.	1.2%
Google, Inc. — Class A	0.9%
United States Treasury Note, 3.750%, 08/15/41	0.8%
Intel Corp.	0.8%
MBNA Credit Card Master Note Trust, 5.600%, 07/17/14	0.8%
Coca-Cola Enterprises, Inc.	0.8%
Qualcomm, Inc.	0.7%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class S May 29, 2003
Class I	(1.40)%	0.38%	3.15%	—
Class S	(1.66)%	0.12%	—	3.84%
S&P Target Risk Growth Index	1.30%	— (1)	— (1)	—	(1)
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%	5.06	%(2)
MSCI EAFE® Index	(12.14)%	(4.72)%	4.67%	6.78	%(2)
Russell 3000® Index	1.03%	(0.01)%	3.51%	5.77	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Balanced Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The inception date of the S&P Target Risk Growth Index is January 31, 2007.

(2) Since inception performance for the indices is shown from June 1, 2003.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING BLACKROCK SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING BlackRock Science and Technology Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Erin Xie, PhD, Managing Director and Portfolio Manager, Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager and Paul Ma, CFA and Portfolio Manager of BlackRock Advisors, LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2011, the Portfolio's Class I shares provided a total return of (10.44)% compared to the S&P 500® Index and the NYSE Arca Tech 100 IndexSM, which returned 2.11% and 0.27%, respectively, for the same period.

Portfolio Specifics: Portfolio returns were negative for the one year ended December 2011. Comparatively speaking, the Portfolio's performance trailed the NYSE Arca Tech 100 IndexSM. The Portfolio's most challenging quarters were the second and fourth quarters. The factors that materially affected Portfolio performance in the second quarter centered on exposures within the semiconductors and semiconductor equipment sub-industries. These industries, in addition to a cautious stance on hardware, again detracted from performance in the fourth quarter.

In retrospect, the investment team made two wrong calls in the second quarter — one information technology ("IT") related and one macro related. On the IT side, the team expected a continuation of strong IT capital expenditures ("capex") after a positive finish to 2010. At the time, capex intensity was not that high and the move to smaller geometrics appeared to be happening at a faster pace, driven by the insatiable demand for smart-phones. In terms of macro, the team viewed the economic soft-patch tied to exogenous events such as the Arab Spring and Japanese earthquake as temporary in nature and that a rebound would follow. Unfortunately, neither judgment materialized as expected causing the Portfolio's more economically geared holdings, like Micron Technology, Inc. and MEMC Electronic Materials, Inc., to underperform. In a similar fashion, positioning in Google, Inc. and IntraLinks Holdings also underwhelmed as advertisement spending and softness in enterprise sales hurt their core businesses, respectively. Lastly, heightened economic concerns led to a continuation from the first quarter of investor rotation into less economically sensitive sectors like healthcare. The Portfolio's large underweight and stock selection in biotechnology and pharmaceuticals combined to be additional detractors in this time period.

In the fourth quarter, relative underperformance came from stock selection in semiconductors and hardware. The investment team first saw evidence of bottoming in the semiconductor space in the third quarter. Stocks reacted positively to announced earnings and optimism began to build over a possible slowdown in inventory drawdowns. Along with the existing exposures, portfolio weight increased with names such as Fairchild Semiconductor International, Inc. and Avago Technologies Ltd. as a result. These trades worked well initially, but fears of a lingering inventory overhang resurfaced as slower end demand prompted several companies to cut guidance. On hardware, after canvassing several Chief Information Officers ("CIO"), the team felt enterprise spending on new equipment such as switchers & routers would be more challenged than spending on network security and business analytics software. Portfolio positioning reflected such opinions as evidenced by a near 2:1 weight differential between software & services and hardware & equipment. In comparison, the benchmark's ratio is closer to 5:4. While this positioning call proved prescient in the market meltdown, the investment team under-appreciated how quickly hardware-related names tied to the consumer would rebound in the fourth quarter as sentiment improved. In the end, hardware wound up outperforming software by over 900 basis points in the quarter as measured by the constituents of the benchmark.

Current Strategy and Outlook: Looking forward, the strategy framework remains similar to the one in place over 2011. The investment team believes a global recession is ultimately averted, the European crisis will be resolved and China will successfully engineer a soft-landing. However, our confidence in this baseline forecast is quite low. As a result, portfolio positioning will remain modestly geared towards sustained economic expansion and risk targets will be held in check.

From an IT perspective, positioning is biased towards a few areas at period end. Firstly, while CIOs continue to trim their IT spending, we believe consumers are expanding their budgets; therefore, the Portfolio favors consumer-facing IT, such as Google, Inc. for internet search and Intuit for taxes. Secondly, there are select opportunities in semiconductors and networking equipment where we believe valuations are attractive and end demand is firm enough to begin inventory replenishment. Lastly, the Portfolio continues to hold exposure to mission critical services such as security software and business analytics.

Within healthcare, positioning in large cap pharmaceuticals has increased. This change has taken the weight in this sector up to nearly 8%, which is more than most Morningstar Technology peers, but still meaningfully underweight the NYSE Arca Tech 100 IndexSM.

*  Effective September 1, 2011, Paul Ma was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2011
(as a percentage of net assets)

Information Technology	79.8%
Financials	8.0%
Health Care	7.8%
Telecommunications	1.2%
Consumer Discretionary	0.5%
Materials	0.3%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011
(as a percentage of net assets)

Google, Inc. — Class A	4.3%
SPDR Trust Series 1	4.0%
Powershares QQQ	4.0%
International Business Machines Corp.	3.3%
Apple, Inc.	3.2%
Informatica Corp.	3.1%
Microsoft Corp.	3.1%
Fortinet, Inc.	3.0%
Teradata Corp.	3.0%
Qualcomm, Inc.	2.9%

Portfolio holdings are subject to change daily.

ING BLACKROCK SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	(10.81)%	—	—	16.24%		—
Class I	(10.44)%	3.04%	1.62%	—		—
Class S(1)	(10.58)%	2.82%	1.40%	—		—
Class S2	(10.77)%	—	—	—		21.38%
S&P 500® Index	2.11%	(0.25)%	2.92%	14.11	%(2)	23.44	%(3)
NYSE Arca Tech 100 IndexSM	0.27%	5.08%	5.21%	22.00	%(2)	27.05	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Science and Technology Opportunities Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) On December 16, 2003, all outstanding shares of Class S were fully redeemed. On July 20, 2005, Class S recommenced operations. The returns for Class S include the performance for Class I, adjusted to reflect the higher expenses of Class S, for the period December 17, 2003 to July 19, 2005.

(2) Since inception performance for the indices is shown from January 1, 2009.

(3) Since inception performance for the indices is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Prior to January 1, 2004, the Portfolio was sub-advised by a different sub-adviser.

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Growth and Income Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christopher F. Corapi and Michael Pytosh, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class I shares provided a total return of (0.27)% compared to the S&P 500® Index, which returned 2.11% for the same period.

Portfolio Specifics: The first nine months of 2011 were marred by the European sovereign debt crisis, which negatively impacted overall market sentiment. Growth prospects for the global economy continued to trend downward, resulting in choppy macro-driven equity markets. Investors acted on risk aversion — not company fundamentals — and high correlations within the market made it a challenging environment for stock pickers. During this period the Portfolio lost ground relative to the benchmark. The Portfolio was able to recover some of that underperformance in the fourth quarter, however, when security selection in the industrials, consumer discretionary and technology sectors was favorable for returns.

During the reporting period as a whole, security selection in the healthcare sector, particularly in pharmaceutical companies, detracted from performance. Teva Pharmaceutical Industries Ltd. was the worst performing healthcare stock in the Portfolio during the period, but was not among the top detractors from results; neither was any other healthcare stock.

Holdings in the energy sector, particularly our coal and consumable fuels and oil and gas equipment and services companies, were also unfavorable for returns. Our position in Arch Coal, Inc. ("Arch Coal") was detrimental to results. The coal market was weak during the period due to pessimism about Chinese growth and dampened natural gas pricing, the latter of which acts as an alternative fuel and caps coal pricing. In addition, investors did not view Arch Coal's acquisition of International Coal Group positively, causing a further sell-off in its shares. However, we believe that the acquisition helps Arch Coal further balance its diversified coal portfolio, especially in the structurally undersupplied coal markets. We reduced our position in the company but continue to hold a small position, as we believe that Arch Coal continues to be in a strong competitive position and could benefit from improving demand in the electrical, industrial and steel markets, both domestically and globally.

Within financials, our position in Citigroup Inc. ("Citigroup") detracted from returns. Citigroup performed poorly due to the macro selloff in larger diversified financial companies with exposure to the mortgage issues and higher European exposure. We own Citigroup because the stock was selling below its tangible book value, while it retained attractive attributes in a continued macro recovery environment. Our research showed that, over half of its revenues now come from faster growth international markets. Citigroup was also experiencing improving credit metrics, which will allow management to refocus on revenue growth. Additionally, the company's capital levels are solid. We continue to hold the stock, as we believe it is deeply discounted, and the company remains less exposed than higher valued peers to issues like mortgage put-backs and securitization lawsuits.

Another position in financials, Comerica Inc. ("Comerica"), was unfavorable to returns. Comerica performed poorly in January 2011, when the company announced its first bank acquisition in more than a decade. Investors were disappointed that Comerica paid a surprisingly high price for what was otherwise a sound strategic deal. Since then, the overall bank industry has fallen given concerns about industry revenue growth prospects in a weaker economy. Comerica's shares have further suffered as expectations for interest rate hikes, which would have been beneficial for the company, have been pushed out further into the future. Given these issues, we sold out of this position during the reporting period.

The Portfolio benefited from not owning Bank of America Corp., which was among the worst performers for the year. Its shares declined sharply due to litigation issues related to the mortgage foreclosure processes. Also within the consumer sector, our positions in Macy's, Inc. and Altria Group, Inc. added to returns.

Current Strategy and Outlook: We have been taking advantage of market volatility to add to existing positions during corrections or initiate new positions. Currently the portfolio is underweight in the industrials, financials — within diversified financials and real estate subsectors and utilities sectors. We have a slight overweight in the telecommunication services sector. The portfolio was underweight consumer staples, particularly in the household and personal products, as well as the food and staples retailing subsectors. Other underweights were in the utilities and the health care sectors, the latter being driven by our lack of exposure to pharmaceuticals, biotechnology and life sciences companies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2011
(as a percentage of net assets)

Information Technology	19.3%
Financials	13.3%
Energy	12.5%
Health Care	11.9%
Consumer Staples	11.5%
Consumer Discretionary	11.2%
Industrials	10.2%
Materials	3.6%
Telecommunications	3.5%
Utilities	2.3%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011
(as a percentage of net assets)

ExxonMobil Corp.	5.1%
Apple, Inc.	4.9%
Google, Inc. — Class A	3.4%
Intel Corp.	3.0%
Qualcomm, Inc.	2.8%
Pfizer, Inc.	2.7%
Procter & Gamble Co.	2.7%
Johnson & Johnson	2.3%
Altria Group, Inc.	2.3%
JPMorgan Chase & Co.	2.2%

Portfolio holdings are subject to change daily.

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S June 11, 2003		Since Inception of Class S2 February 27, 2009
Class ADV	(0.72)%	(0.66)%	—	(0.70)%		—		—
Class I	(0.27)%	(0.14)%	2.31%	—		—		—
Class S	(0.51)%	(0.39)%	—	—		4.49%		—
Class S2	(0.59)%	—	—	—		—		20.68%
S&P 500® Index	2.11%	(0.25)%	2.92%	(0.25	)%(1)	5.25	%(2)	23.44	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth and Income Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from January 1, 2007.

(2) Since inception performance for the index is shown from June 1, 2003.

(3) Since inception performance for the index is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Intermediate Bond Portfolio (the "Portfolio") seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christine Hurtsellers, Matthew Toms and Michael Mata, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class I shares provided a total return of 7.54% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 7.84% for the same period.

Portfolio Specifics: The Portfolio's duration and yield curve positioning throughout the period was managed reasonably close to that of the benchmark. In the summer of 2011, we had a modest duration overweight exposure, particularly to rates outside the United States, which benefited the Portfolio as rates fell and bond prices rose in the third quarter of the year.

Throughout the year, our overweights to several high quality spread sectors such as commercial mortgage-backed securities ("CMBS"), high-yield and investment-grade corporate bonds benefited the Portfolio and contributed to positive relative returns.

Security selection on balance was a slight drag on performance over the year. While issue selection within agency residential mortgage-backed securities ("RMBS") and CMBS helped performance through the year, security selection within corporate bonds and U.S. government related securities modestly underperformed in 2011.

Forwards, swaps and futures were used in the management of duration and yield curve. As mentioned above, duration and yield curve positioning were contributors to relative outperformance over the year. Currency forwards were used in 2011 and our currency management was a net contributor for the Portfolio. We also employed credit default swaps in the managing of our corporate bond exposures which was a net positive from an asset or sector selection standpoint but a drag in security selection for the year.

Current Outlook and Strategy: The volatile and uncertain path markets took in 2011 has etched the way forward at the onset of 2012. The euro zone remains shrouded in uncertainty and will dominate headlines until European leadership remedies past failures with a credible solution to the region's fiscal imbalances and systemic debt woes. The U.S. fiscal picture is not much rosier than Europe's at the start of a crucial election year. We believe positive economic indicators, including lower jobless claims, stronger payrolls and more robust manufacturing, support the theme of a U.S. economy that continues to muddle along.

We continue to favor the U.S. dollar over the euro and pound. We are biased against Eastern European currencies such as the Czech koruna and Hungarian forint, given their high correlation to the euro zone. Elsewhere, we favor more fundamentally sound currencies in Latin America and Asia, including the Brazilian real, Korean won, Colombian peso and Indonesian rupiah, which exhibit less dependency on Europe.

Corporate fundamentals remain healthy but macro headlines are likely to drive markets again in 2012. Positive U.S. economic data and favorable seasonal factors bode well for near-term corporate performance. Credit fundamentals for high-yield remain strong and the default outlook is still quite favorable. In our opinion, the U.S. high-yield story is more attractive than that of Europe.

We believe significantly lower debt levels and more favorable demographic trends for working age populations throughout Latin America and Asia favor emerging markets over developed countries such as the U.S., Europe and Japan. Credit expansion is slowing in China and the housing market is beginning to correct, but we expect China and Asia, excluding Japan, to be supportive of global growth. The developed world will continue to walk the path of political uncertainty, resulting in headline-driven volatility and wavering sentiment.

Agency mortgage-backed securities performed well in late December and are off to a positive start in 2012. We do not expect a massive increase in aggregate prepayment speeds with the second version of the Home Affordable Refinance Program, but there may be "pockets" within mortgage-backed securities ("MBS") that are exposed. Non-agency residential RMBS have again become an intriguing asset class. Loss-adjusted yields look attractive despite fundamental uncertainties. CMBS experienced a sustained rally to end 2011 and start 2012, diminishing relative value versus other risk sectors. Nonetheless, the underpinnings of the rally, light supply and strong demand, remain.

We expect interest rates to stay low and yield spreads to remain within a reasonable range over the medium term. Therefore, we believe the bulk of total and excess returns in 2012 will come from finding attractive yields among higher quality spread-sector assets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on zdifferences in fees associated with each class.

Investment Type Allocation
as of December 31, 2011
(as a percentage of net assets)

Corporate Bonds/Notes	32.5%
U.S. Government Agency Obligations	28.8%
U.S. Treasury Obligations	14.0%
Collateralized Mortgage Obligations	10.7%
Foreign Government Bonds	10.1%
Asset-Backed Securities	5.8%
Preferred Stock	0.2%
Purchased Options	0.1%
Liabilities in Excess of Other Assets*	(2.2)%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011
(as a percentage of net assets)

United States Treasury Note, 1.375%, 11/30/18	7.9%
Freddie Mac, 4.000%, 10/15/40	4.3%
South Africa Government Bond, 7.250%, 01/15/20	2.4%
United States Treasury Note, 0.875%, 11/30/16	1.8%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	1.5%
Fannie Mae, 3.500%, 07/25/41	1.5%
MBNA Credit Card Master Note Trust, 5.600%, 07/17/14	1.4%
United States Treasury Note, 0.250%, 11/30/13	1.4%
Brazil Notas do Tesouro Nacional Series B, 6.000%, 08/15/16	1.1%
United States Treasury Note, 2.000%, 11/15/21	1.1%

Portfolio holdings are subject to change daily.

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S May 3, 2002		Since Inception of Class S2 February 27, 2009
Class ADV	7.04%	4.45%	—	4.36%		—		—
Class I	7.54%	5.04%	5.18%	—		—		—
Class S	7.30%	4.77%	—	—		5.03%		—
Class S2	7.14%	—	—	—		—		10.90%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%	6.50	%(1)	5.76	%(2)	7.66	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Portfolio against the index indicated. An index has has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the the index is shown from January 1, 2007.

(2) Since inception performance for the index is shown from May 1, 2002.

(3) Since inception performance for the index is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING MONEY MARKET PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Money Market Portfolio (the "Portfolio") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's shares provided a total return of 0.02% compared to the iMoneyNet First Tier Retail Index, which returned 0.01% for the same period.

Portfolio Specifics: Preservation of capital, limiting credit risk and keeping an excess liquidity cushion due to the still elevated risks in the market remained our primary objectives for the Portfolio throughout the period. Maximizing the yield and return of the Portfolio remained a secondary objective in light of current market conditions and risks, as well as low absolute level of interest rates. The Portfolio's investment adviser continued to waive fees in order to maintain a net yield of at least 0.00%, as do most of our competitors, given the historically low level of interest rates on money market securities.

The first quarter of 2011 was highlighted by global events, including protests in the Middle East and Northern Africa, as well as the devastating earthquake in Japan. Gross domestic product ("GDP") growth and consumer spending in the U.S. continued to confirm that the modest economic recovery remained on track despite numerous headwinds.

Two major themes were the drivers of the markets during the second quarter. First, the contagion risk for the large European banks and sovereigns increased. Second, the debate on increasing the debt ceiling and reducing the budget deficit in the U.S. came to the forefront in June. Various economic statistics in the U.S. came in below market expectations throughout the quarter.

Uncertainty increased during the third quarter. First, Standard & Poor's downgraded U.S. long-term debt to AA+ from AAA. The market focus shifted back to the European credit crisis, which continued to deteriorate. Economic data during the quarter was mostly disappointing and led to increased concerns over a new recession both in the U.S. and globally. The Federal Open Market Committee ("FOMC") responded to the deteriorating economic environment by announcing at August meeting that it would keep the federal funds rate anchored near zero through at least the middle of 2013. This was followed by the announcement of "Operation Twist," which included the selling of short-term Treasury holdings with the funds reinvested into long-term Treasuries. The deterioration in Europe led to a disruption of and increased concerns over short-term funding for the majority of the European banks, which issue short-term debt in the U.S. Many money market investors either reduced exposure to the European bank issuers or shortened their maturities for those issuers as existing positions matured.

The main market focus during the fourth quarter remained squarely on Europe and how the European Union would address deteriorating credit conditions in Greece, Spain, Italy and the other weak sovereign and bank issuers in those countries. Somewhat overlooked was modestly improving economic conditions in the U.S.

The Portfolio followed a strategy of taking on a limited amount of interest rate risk while maintaining reduced longer-term credit exposure. The Portfolio ended the period with a 51 day weighted average maturity ("WAM"), which was longer than the peer average of 41 days for the iMoneyNet First Tier Retail category. The Portfolio reduced its exposure to European banks during the period by not reinvesting maturities, or by direct sales of those issuers which we determined to be of increased risk due to the deteriorating situation in Europe. We increased our exposure to short-term U.S. government securities at a slight yield concession to higher yielding bank debt in order to further reduce credit risk.

Current Strategy and Outlook: Our current strategy for the Portfolio will be to continue to focus on maintaining an extended WAM posture with limited credit risk. We will look to extend our WAM during any backup in rates to levels that offer enough yield pickup relative to the increased risk. In our view, these backups could be temporary in nature in light of FOMC's monetary policy. Exposure to European banks is expected to remain low or potentially be reduced further until we see resolution to the European sovereign debt crisis and funding issues.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily liquidity and short-term liquidity to give the Portfolio flexibility to take advantage of any periods of temporary increases in yields.

Principal Risk Factors: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

*  Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation
as of December 31, 2011
(as a percentage of net assets)

Asset Backed Commercial Paper	32.0%
Financial Company Commercial Paper	20.5%
Other Note	16.3%
Treasury Debt	11.0%
Government Agency Debt	5.1%
Other Commercial Paper	4.9%
Other Instrument	4.5%
Government Agency Repurchase Agreement	4.0%
Certificate of Deposit	1.9%
Liabilities in Excess of Other Assets	(0.2)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011
(as a percentage of net assets)

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.096%, 01/03/12	4.5%
Treasury Bill, 0.048%, 06/07/12	3.5%
Treasury Bill, 0.033%, 06/21/12	3.4%
Toronto Dominion Holdings USA, 0.098%, 01/03/12	3.2%
Treasury Bill, 0.055%, 06/28/12	3.0%
Standard Chartered Bank, 0.351%, 01/03/12	2.7%
CAFCO LLC, 0.320%, 01/05/12	2.7%
Pepsico, Inc., 0.070%, 01/04/12	2.5%
Deutsche Bank AG Repurchase Agreement dated 12/30/11, 0.050%, due 01/03/12, $26,514,147 to be received upon repurchase (Collateralized by $27,024,000, FNMA, 1.000%, Market Value plus accrued interest $27,044,989 due 11/14/13), 0.050%, 01/03/12	2.3%
Old Line Funding LLC, 0.300%, 05/18/12	2.2%

Portfolio holdings are subject to change daily.

ING SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and Steve Salopek, Portfolio Managers of ING Investment Management Co. LLC — the Sub Adviser.

Performance: For the year ended December 31, 2011, the Portfolio's Class I shares provided a total return of (2.49)% compared to the Russell 2000® Index, which returned (4.18)% for the same period.

Portfolio Specifics: The Russell 2000® Index declined in 2011 despite a strong fourth quarter and lagged large-caps. Despite signs of an early January effect in December, as the smallest of the small-caps outperformed, larger small-caps and higher quality names held up best for the year. Volatility and correlations were high this past year, resulting from a number of macro headwinds, including natural disaster, concerns regarding the U.S.'s economic recovery, the European debt overhang and ensuing political turmoil. Merger and acquisitions activity picked up. More than half of small-cap core funds outperformed the index in 2011, at 61.6%, while 45.3% of small-cap growth funds outperformed the index.

At the sector level for the Russell 2000® Index, defensive sectors held up best, as utilities, consumer staples and health care all turned in positive results for the year with utilities leading at 16.6%. Telecommunication services and materials had the weakest results, as the sectors were down 15.4% and 13.4%, respectively.

Stock selection within financials, industrials, materials and healthcare benefited the Portfolio during the period. Strong stock selection within utilities coupled with our overweight in this sector also added to performance. Notable outperformance within financials was due to strong stock selection within insurance, real estate investment trusts ("REITs") and thrifts and mortgage finance as well as stock selection and our overweight in consumer finance. Industrials benefited from stock selection within machinery and commercial services and supplies. Strong stock selection within paper and forest products added value within materials, while our overweight coupled with stock selection within electric utilities added to performance within utilities.

Stock selection within consumer discretionary and energy detracted most from performance. In energy, returns were held back by stock selection within oil, gas and consumable fuels and energy equipment and services. Within consumer discretionary, stock selection within specialty retail and hotels, restaurants and leisure detracted from performance.

Delphi Financial Group, Inc. ("Delphi Financial Group") and SuccessFactors, Inc. ("SuccessFactors") contributed significantly to performance over the period. Delphi Financial Group provides specialty insurance and insurance-related services. The stock's outperformance was the result of the announcement that Tokio Marine Group of Japan agreed to buy Delphi Financial Group for $2.7 billion, a 73% premium. The acquisition will increase Tokio Marine's overseas profit contribution and is in line with their aggressive expansion overseas. SuccessFactors provides cloud-based business execution software solutions that enable organizations to bridge the gap between business strategy and results worldwide. SAP announced that it will acquire SuccessFactors for $3.4 billion, a 52% premium. The acquisition will provide SAP with a cloud-based human resources application set and will bring cloud software expertise to the company, which largely sells on-premise applications.

OfficeMax, Inc. ("OfficeMax") and Ruby Tuesday, Inc. ("Ruby Tuesday") were two of the largest detractors from performance over the period. OfficeMax sells office products to retail and business customers. The stock underperformed this year as earnings and investor sentiment came under pressure from a slow macro recovery, poor communications from the company and a competitive environment. We continue to hold the name as we believe that as the economy improves OfficeMax will gain traction in its turnaround which will lead to significant operating leverage and better earnings that will exceed investors' expectations, and that the stock is attractively valued.

Ruby Tuesday owns and operates casual dining restaurants throughout the U.S. and internationally. We invested in the company due to improving store level margins, strong free cash flow, better traffic than the industry and the potential to convert some underperforming units to higher performing ones. The company has had a couple of missteps this year as their same store sales strength reversed and store level margins came under pressure again. We continue to own this name because the company owns a large number of their restaurants and they are now willing to tap into those assets, along with their strong free cash flow, to pay down debt and buy back shares. We believe that this will help protect on the downside, while giving the company time to improve the restaurants' profitability.

Current Strategy and Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. Our portfolio positioning has not changed significantly. We remain nimble and continue to focus on what we believe are quality companies, i.e., companies that have strong managements, strong balance sheets and good cash flow generation capabilities. Even among cyclicals our primary focus is on management quality, cash flows and the strength of the balance sheet. Going forward, we believe that we are well positioned as we think that investors will continue to focus on companies' fundamentals due to the increased economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2011
(as a percentage of net assets)

Financials	20.3%
Industrials	18.3%
Information Technology	16.5%
Consumer Discretionary	14.1%
Health Care	11.6%
Energy	5.9%
Materials	5.6%
Utilities	3.4%
Consumer Staples	1.3%
Telecommunications	1.3%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011*
(as a percentage of net assets)

Acuity Brands, Inc.	1.2%
Cleco Corp.	1.1%
Life Time Fitness, Inc.	1.1%
LaSalle Hotel Properties	1.1%
Healthsouth Corp.	1.1%
Watts Water Technologies, Inc.	1.0%
Susquehanna Bancshares, Inc.	1.0%
Dril-Quip, Inc.	1.0%
Toro Co.	1.0%
Teledyne Technologies, Inc.	1.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

ING SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	(2.99)%	—	—	16.37%		—
Class I	(2.49)%	2.47%	5.79%	—
Class S	(2.68)%	2.22%	5.54%	—		—
Class S2	(2.85)%	—	—	—		25.58%
Russell 2000® Index	(4.18)%	0.15%	5.62%	15.63	%(1)	27.26	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Small Company Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is January 1, 2009.

(2) Since inception performance for the index is March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Balanced Portfolio	Beginning Account Value July 01, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*	Beginning Account Value July 01, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*
Class I	$1,000.00	$944.00	0.65%	$3.18	$1,000.00	$1,021.93	0.65%	$3.31
Class S	1,000.00	942.00	0.90	4.41	1,000.00	1,020.67	0.90	4.58
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV	$1,000.00	$871.00	1.55%	$7.31	$1,000.00	$1,017.39	1.55%	$7.88
Class I	1,000.00	872.10	1.05	4.95	1,000.00	1,019.91	1.05	5.35
Class S	1,000.00	871.90	1.30	6.13	1,000.00	1,018.65	1.30	6.61
Class S2	1,000.00	871.50	1.45	6.84	1,000.00	1,017.90	1.45	7.38
ING Growth and Income Portfolio
Class ADV	$1,000.00	$958.80	1.03%	$5.09	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	960.50	0.58	2.87	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	959.70	0.83	4.10	1,000.00	1,021.02	0.83	4.23
Class S2	1,000.00	959.70	0.98	4.84	1,000.00	1,020.27	0.98	4.99

*  Expenses are equal to each Portfolios' respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Intermediate Bond Portfolio	Beginning Account Value July 01, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*	Beginning Account Value July 01, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*
Class ADV	$1,000.00	$1,035.00	1.00%	$5.13	$1,000.00	$1,020.16	1.00%	$5.09
Class I	1,000.00	1,037.50	0.50	2.57	1,000.00	1,022.68	0.50	2.55
Class S	1,000.00	1,036.70	0.75	3.85	1,000.00	1,021.42	0.75	3.82
Class S2	1,000.00	1,035.30	0.90	4.62	1,000.00	1,020.67	0.90	4.58
ING Money Market Portfolio
Class I	$1,000.00	$1,000.00	0.26%	$1.31	$1,000.00	$1,023.89	0.26%	$1.33
Class S	1,000.00	1,000.00	0.26	1.31	1,000.00	1,023.89	0.26	1.33
ING Small Company Portfolio
Class ADV	$1,000.00	$920.10	1.35%	$6.53	$1,000.00	$1,018.40	1.35%	$6.87
Class I	1,000.00	922.80	0.85	4.12	1,000.00	1,020.92	0.85	4.33
Class S	1,000.00	921.80	1.10	5.33	1,000.00	1,019.66	1.10	5.60
Class S2	1,000.00	920.90	1.25	6.05	1,000.00	1,018.90	1.25	6.36

*  Expenses are equal to each Portfolios' respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors/Trustees
ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments or summary portfolios of investments, as indicated, of ING Balanced Portfolio, a series of ING Balanced Portfolio, Inc., ING Growth and Income Portfolio, a series of ING Variable Funds, ING Small Company Portfolio and ING BlackRock Science and Technology Opportunities Portfolio, each a series of ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2012

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Balanced Portfolio	ING BlackRock Science and Technology Opportunities Portfolio	ING Growth and Income Portfolio	ING Intermediate Bond Portfolio
ASSETS:
Investments in securities at value+*	$507,256,481	$314,193,929	$3,861,941,837	$2,525,528,311
Short-term investments at value***	19,739,097	10,105,549	28,808,028	97,849,366
Short-term investments at amortized cost	—	—	—	95,388,096
Cash	2,409,092	—	218,971	130,406
Cash collateral for futures	2,416,590	—	—	8,100,953
Receivable for derivatives collateral (Note 2)	1,200,000	—	—	8,930,000
Foreign currencies at value*****	3,143,829	722,968	7,859	636,101
Foreign cash collateral for futures******	27,413	—	—	—
Receivables:
Investments securities sold	6,311,118	4,187,640	—	2,348
Investment securities sold on a delayed-delivery or when-issued basis	12,125,389	—	—	188,794,766
Fund shares sold	22,491	60,708	219,086	607,321
Dividends	365,829	80,943	4,314,516	667
Interest	2,483,048	—	—	23,287,259
Foreign tax reclaim	49,825	27,825	9,834	—
Unrealized appreciation on forward foreign currency contracts	1,087,743	497,184	—	2,360,391
Upfront payments paid on OTC swap agreements	106,231	—	—	1,420,312
Unrealized appreciation on OTC swap agreements	463,352	—	—	892,002
Prepaid expenses	10,569	6,386	64,251	50,120
Reimbursement due from manager	—	931	—	—
Total assets	559,218,097	329,884,063	3,895,584,382	2,953,978,419
LIABILITIES:
Payable for investment securities purchased	1,923,617	2,517,196	—	22,066,029
Payable for investment securities purchased on a delayed-delivery or when-issued basis	15,480,335	—	—	348,028,262
Payable for fund shares redeemed	83,424	229,078	2,245,714	1,458,382
Payable upon receipt of securities loaned	6,079,145	4,587,963	420,028	95,159,366
Unrealized depreciation on forward foreign currency contracts	1,241,369	230,279	—	2,448,666
Upfront payments received on OTC swap agreements	119,643	—	—	1,589,286
Unrealized depreciation on OTC swap agreements	2,994,424	—	—	9,760,266
Payable to affiliates	251,904	332,825	2,464,283	1,213,786
Payable for directors fees	2,655	1,612	19,461	12,358
Payable for derivatives collateral (Note 2)	—	—	—	1,100,000
Other accrued expenses and liabilities	121,161	37,836	290,787	247,430
Written options, at fair value^	80,812	—	—	100,300
Total liabilities	28,378,489	7,936,789	5,440,273	483,184,131
NET ASSETS	$530,839,608	$321,947,274	$3,890,144,109	$2,470,794,288
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$661,274,035	$297,760,179	$4,414,382,219	$2,730,533,779
Undistributed net investment income/ (accumulated net investment loss)	16,685,110	(75,611)	1,954,141	10,996,298
Accumulated net realized gain (loss)	(140,863,651)	16,209,531	(834,977,344)	(287,771,665)
Net unrealized appreciation (depreciation)	(6,255,886)	8,053,175	308,785,093	17,035,876
NET ASSETS	$530,839,608	$321,947,274	$3,890,144,109	$2,470,794,288
+ Including securities loaned at value	$5,887,721	$4,455,370	$408,300	$92,972,651
* Cost of investments in securities	$511,058,430	$306,440,625	$3,553,157,701	$2,497,436,730
*** Cost of short-term investments	$19,780,426	$10,105,549	$28,808,028	$97,849,366
***** Cost of foreign currencies	$3,158,920	$689,667	$7,858	$642,229
****** Cost of foreign cash collateral for futures	$27,413	$—	$—	$—
^ Premiums received on written options	$236,492	$—	$—	$767,322

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011 (CONTINUED)

	ING Balanced Portfolio	ING BlackRock Science and Technology Opportunities Portfolio	ING Growth and Income Portfolio	ING Intermediate Bond Portfolio
Class ADV:
Net Assets	n/a	$9,905,464	$1,221,084,225	$16,953,004
Shares authorized	n/a	100,000,000	unlimited	unlimited
Par value	n/a	$0.001	$1.000	$1.000
Shares outstanding	n/a	1,905,654	57,091,925	1,373,531
Net asset value and redemption price per share	n/a	$5.20	$21.39	$12.34
Class I:
Net Assets	$524,887,088	$105,891,481	$1,873,711,779	$1,205,691,397
Shares authorized	500,000,000	100,000,000	unlimited	unlimited
Par value	$0.001	$0.001	$1.000	$1.000
Shares outstanding	47,174,298	19,886,429	86,783,725	97,231,568
Net asset value and redemption price per share	$11.13	$5.32	$21.59	$12.40
Class S:
Net Assets	$5,952,520	$205,904,556	$795,130,668	$1,247,149,072
Shares authorized	500,000,000	100,000,000	unlimited	unlimited
Par value	$0.001	$0.001	$1.000	$1.000
Shares outstanding	538,595	39,291,647	37,156,888	101,077,151
Net asset value and redemption price per share	$11.05	$5.24	$21.40	$12.34
Class S2:
Net Assets	n/a	$245,773	$217,437	$1,000,815
Shares authorized	n/a	100,000,000	unlimited	unlimited
Par value	n/a	$0.001	$1.000	$1.000
Shares outstanding	n/a	47,088	10,243	80,895
Net asset value and redemption price per share	n/a	$5.22	$21.23	$12.37

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Money Market Portfolio	ING Small Company Portfolio
ASSETS:
Investments in securities at value+*	$—	$587,896,108
Short-term investments at value***	—	19,821,033
Short-term investments at amortized cost	1,178,965,813	—
Cash	531	867
Receivables:
Investments securities sold	—	4,224,726
Fund shares sold	7,151	309,591
Dividends	630	625,743
Interest	1,343,958	—
Prepaid expenses	29,109	10,744
Total assets	1,180,347,192	612,888,812
LIABILITIES:
Payable for investment securities purchased	—	1,696,609
Payable for fund shares redeemed	3,520,896	1,498,919
Payable upon receipt of securities loaned	—	11,068,033
Payable to affiliates	237,112	432,527
Payable for directors fees	5,900	2,996
Other accrued expenses and liabilities	112,318	82,341
Total liabilities	3,876,226	14,781,425
NET ASSETS	$1,176,470,966	$598,107,387
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,176,602,897	$555,833,667
Undistributed (distributions in excess of) net investment income	(131,931)	2,014,035
Accumulated net realized gain	—	230,434
Net unrealized appreciation	—	40,029,251
NET ASSETS	$1,176,470,966	$598,107,387
+ Including securities loaned at value	$—	$10,792,686
* Cost of investments in securities	$—	$547,866,857
*** Cost of short-term investments	$—	$19,821,033
Class ADV:
Net Assets	n/a	$5,937,803
Shares authorized	n/a	100,000,000
Par value	n/a	$0.001
Shares outstanding	n/a	341,366
Net asset value and redemption price per share	n/a	$17.39
Class I:
Net Assets	$1,176,157,063	$483,472,755
Shares authorized	unlimited	100,000,000
Par value	1.000	$0.001
Shares outstanding	1,176,030,841	27,131,241
Net asset value and redemption price per share	1.00	$17.82
Class S:
Net Assets	313,903	$108,502,173
Shares authorized	unlimited	100,000,000
Par value	1.000	$0.001
Shares outstanding	313,885	6,176,416
Net asset value and redemption price per share	1.00	$17.57
Class S2:
Net Assets	n/a	$194,656
Shares authorized	n/a	100,000,000
Par value	n/a	$0.001
Shares outstanding	n/a	11,142
Net asset value and redemption price per share	n/a	$17.47

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Balanced Portfolio	ING BlackRock Science and Technology Opportunities Portfolio	ING Growth and Income Portfolio	ING Intermediate Bond Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,371,840	$3,107,232	$75,612,506	$417,396
Interest, net of foreign taxes withheld*	11,269,669	—	—	118,853,881
Dividends from affiliated underlying funds	—	17,274	—	—
Securities lending income, net	37,956	282,099	114,920	257,171
Total investment income	18,679,465	3,406,605	75,727,426	119,528,448
EXPENSES:
Investment management fees	2,943,319	3,709,413	18,919,054	9,937,290
Distribution and service fees:
Class ADV	—	46,350	6,109,753	43,565
Class S	17,670	646,444	1,174,676	3,145,608
Class S2	—	1,058	458	871
Transfer agent fees	818	382	7,920	3,440
Administrative service fees	323,755	214,748	2,081,033	1,366,333
Shareholder reporting expense	54,484	22,295	207,970	198,925
Professional fees	106,163	62,555	202,353	247,415
Custody and accounting expense	326,268	67,885	386,706	401,500
Directors fees	26,686	16,711	134,695	110,610
Miscellaneous expense	56,084	25,513	144,823	82,374
Interest expense	2,871	177	2,395	6,613
Total expenses	3,858,118	4,813,531	29,371,836	15,544,544
Net waived and reimbursed fees	—	(17,602)	(610,965)	(175)
Net expenses	3,858,118	4,795,929	28,760,871	15,544,369
Net investment income (loss)	14,821,347	(1,389,324)	46,966,555	103,984,079
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	20,827,803	46,516,525	22,073,034	138,681,135
Foreign currency related transactions	475,455	1,380,168	9,291	2,843,969
Futures	972,609	(580,762)	(610,979)	(9,633,261)
Swaps	(678,852)	—	—	(6,980,714)
Written options	2,164,169	—	—	1,368,255
Net realized gain	23,761,184	47,315,931	21,471,346	126,279,384
Net change in unrealized appreciation (depreciation) on:
Investments	(43,823,918)	(89,542,241)	(157,909,718)	(55,630,787)
Foreign currency related transactions	(202,447)	170,941	(320)	6,066,106
Futures	(10,324)	—	—	(2,153,351)
Swaps	(1,940,328)	—	—	(3,602,568)
Written options	(43,467)	—	—	667,022
Net change in unrealized appreciation (depreciation)	(46,020,484)	(89,371,300)	(157,910,038)	(54,653,578)
Net realized and unrealized gain (loss)	(22,259,300)	(42,055,369)	(136,438,692)	71,625,806
Increase (decrease) in net assets resulting from operations	$(7,437,953)	$(43,444,693)	$(89,472,137)	$175,609,885
* Foreign taxes withheld	$291,586	$108,019	$383,130	$2,544

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Money Market Portfolio	ING Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,652	$7,393,431
Interest	3,119,832	—
Securities lending income, net	—	228,363
Total investment income	3,126,484	7,621,794
EXPENSES:
Investment management fees	2,999,224	4,672,708
Distribution and service fees:
Class ADV	—	29,525
Class S	731	295,726
Class S2	—	940
Transfer agent fees	1,157	945
Administrative service fees	659,809	342,655
Shareholder reporting expense	104,254	93,375
Professional fees	63,711	46,106
Custody and accounting expense	114,520	70,495
Directors fees	52,572	27,319
Miscellaneous expense	41,535	25,524
Interest expense	172	277
Total expenses	4,037,685	5,605,595
Net waived and reimbursed fees	(919,234)	(188)
Net expenses	3,118,451	5,605,407
Net investment income	8,033	2,016,387
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	40,348	69,793,435
Net realized gain	40,348	69,793,435
Net change in unrealized appreciation (depreciation) on:
Investments	149,401	(89,171,385)
Net change in unrealized appreciation (depreciation)	149,401	(89,171,385)
Net realized and unrealized gain (loss)	189,749	(19,377,950)
Increase (decrease) in net assets resulting from operations	$197,782	$(17,361,563)
* Foreign taxes withheld	$—	$3,900

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Balanced Portfolio		ING BlackRock Science and Technology Opportunities Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$14,821,347	$15,378,449	$(1,389,324)	$(1,279,869)
Net realized gain	23,761,184	75,328,009	47,315,931	21,482,363
Net change in unrealized appreciation (depreciation)	(46,020,484)	(8,293,451)	(89,371,300)	37,590,322
Increase (decrease) in net assets resulting from operations	(7,437,953)	82,413,007	(43,444,693)	57,792,816
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(15,869,939)	(17,430,470)	—	—
Class S	(182,605)	(209,221)	—	—
Total distributions	(16,052,544)	(17,639,691)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,609,523	4,763,613	82,557,188	96,792,335
Reinvestment of distributions	16,052,544	17,639,691	—	—
	22,662,067	22,403,304	82,557,188	96,792,335
Cost of shares redeemed	(90,525,985)	(103,467,259)	(118,727,363)	(83,946,139)
Net increase (decrease) in net assets resulting from capital share transactions	(67,863,918)	(81,063,955)	(36,170,175)	12,846,196
Net increase (decrease) in net assets	(91,354,415)	(16,290,639)	(79,614,868)	70,639,012
NET ASSETS:
Beginning of year or period	622,194,023	638,484,662	401,562,142	330,923,130
End of year or period	$530,839,608	$622,194,023	$321,947,274	$401,562,142
Undistributed net investment income/(accumulated net investment loss) at end of year or period	$16,685,110	$16,455,621	$(75,611)	$(66,455)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Growth and Income Portfolio		ING Intermediate Bond Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$46,966,555	$26,957,425	$103,984,079	$122,339,134
Net realized gain	21,471,346	280,009,458	126,279,384	55,971,604
Net change in unrealized appreciation (depreciation)	(157,910,038)	41,632,561	(54,653,578)	56,501,293
Increase (decrease) in net assets resulting from operations	(89,472,137)	348,599,444	175,609,885	234,812,031
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(10,844,280)	(50,616)	(712,832)	(208,636)
Class I	(24,719,662)	(23,102,823)	(53,618,661)	(60,836,973)
Class S	(9,460,294)	(3,810,949)	(52,930,354)	(61,395,211)
Class S2	(1,636)	(37)	(43,906)	(163)
Total distributions	(45,025,872)	(26,964,425)	(107,305,753)	(122,440,983)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	207,918,700	108,981,973	464,216,980	271,722,100
Proceeds from shares issued in merger (Note 15)	1,845,801,824	133,730,864	—	—
Reinvestment of distributions	45,005,585	26,946,348	107,285,977	122,418,062
	2,098,726,109	269,659,185	571,502,957	394,140,162
Cost of shares redeemed	(814,449,911)	(424,150,059)	(683,342,402)	(508,433,813)
Net increase (decrease) in net assets resulting from capital share transactions	1,284,276,198	(154,490,874)	(111,839,445)	(114,293,651)
Net increase (decrease) in net assets	1,149,778,189	167,144,145	(43,535,313)	(1,922,603)
NET ASSETS:
Beginning of year or period	2,740,365,920	2,573,221,775	2,514,329,601	2,516,252,204
End of year or period	$3,890,144,109	$2,740,365,920	$2,470,794,288	$2,514,329,601
Undistributed net investment income at end of year or period	$1,954,141	$9,058	$10,996,298	$7,614,810

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Money Market Portfolio		ING Small Company Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$8,033	$278,867	$2,016,387	$2,566,613
Net realized gain	40,348	210,645	69,793,435	78,068,411
Net change in unrealized appreciation (depreciation)	149,401	—	(89,171,385)	45,929,479
Increase (decrease) in net assets resulting from operations	197,782	489,512	(17,361,563)	126,564,503
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(22,163)	(343)
Class I	(8,033)	(490,254)	(1,919,855)	(2,439,964)
Class S	—	(1)	(267,549)	(298,881)
Class S2	—	—	(696)	(16)
Net realized gains:
Class I	(46,849)	—	—	—
Class S	(11)	—	—	—
Return of capital:
Class I	(165,438)	(2,509,972)	—	—
Class S	(40)	—	—	—
Total distributions	(220,371)	(3,000,227)	(2,210,263)	(2,739,204)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	396,127,327	78,344,418	126,373,173	93,100,818
Proceeds from shares issued in merger (Note 15)	—	—	—	39,171,474
Reinvestment of distributions	220,371	3,000,227	2,210,263	2,739,166
	396,347,698	81,344,645	128,583,436	135,011,458
Cost of shares redeemed	(290,114,374)	(337,002,648)	(140,231,718)	(146,270,085)
Net increase (decrease) in net assets resulting from capital share transactions	106,233,324	(255,658,003)	(11,648,282)	(11,258,627)
Net increase (decrease) in net assets	106,210,735	(258,168,718)	(31,220,108)	112,566,672
NET ASSETS:
Beginning of year or period	1,070,260,231	1,328,428,949	629,327,495	516,760,823
End of year or period	$1,176,470,966	$1,070,260,231	$598,107,387	$629,327,495
Undistributed (distributions in excess of) net investment income at end of year or period	$(131,931)	$—	$2,014,035	$2,207,911

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Balanced Portfolio
Class I
12-31-11	11.58	0.29	•	(0.43)	(0.14)	0.31	—	—
12-31-10	10.42	0.27	•	1.19	1.46	0.30	—	—
12-31-09	9.18	0.24	•	1.43	1.67	0.43	—	—
12-31-08	14.45	0.40		(4.07)	(3.67)	0.45	1.15	—
12-31-07	14.65	0.39	•	0.38	0.77	0.39	0.58	—
Class S
12-31-11	11.50	0.26	•	(0.43)	(0.17)	0.28	—	—
12-31-10	10.36	0.24		1.18	1.42	0.28	—	—
12-31-09	9.12	0.21	•	1.43	1.64	0.40	—	—
12-31-08	14.36	0.34		(4.02)	(3.68)	0.41	1.15	—
12-31-07	14.57	0.35	•	0.38	0.73	0.36	0.58	—
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV
12-31-11	5.83	(0.03)		(0.60)	(0.63)	—	—	—
12-31-10	4.94	(0.03	)•	0.92	0.89	—	—	—
12-31-09	3.25	(0.02)		1.71	1.69	—	—	—
12-16-08(5)-12-31-08	3.29	(0.01)		(0.03)	(0.04)	—	—	—
Class I
12-31-11	5.94	(0.01)		(0.61)	(0.62)	—	—	—
12-31-10	5.01	(0.01)		0.94	0.93	—	—	—
12-31-09	3.28	(0.01)		1.74	1.73	—	—	—
12-31-08	5.45	0.00	*	(2.17)	(2.17)	—	—	—
12-31-07	4.58	(0.01)		0.88	0.87	—	—	—
Class S
12-31-11	5.86	(0.03)		(0.59)	(0.62)	—	—	—
12-31-10	4.96	(0.02)		0.92	0.90	—	—	—
12-31-09	3.25	(0.02)		1.73	1.71	—	—	—
12-31-08	5.42	(0.01)		(2.16)	(2.17)	—	—	—
12-31-07	4.56	(0.02)		0.88	0.86	—	—	—
Class S2
12-31-11	5.85	(0.02)		(0.61)	(0.63)	—	—	—
12-31-10	4.95	(0.03	)•	0.93	0.90	—	—	—
02-27-09(5) -12-31-09	3.01	(0.02	)•	1.96	1.94	—	—	—
ING Growth and Income Portfolio
Class ADV
12-31-11	21.74	0.22		(0.38)	(0.16)	0.19	—	—
12-31-10	19.31	0.15	•	2.47	2.62	0.19	—	—
12-31-09	15.04	0.18	•	4.29	4.47	0.20	—	—
12-31-08	24.61	0.23	•	(9.58)	(9.35)	0.22	—	—
12-31-07	23.38	0.72	•	0.84	1.56	0.33	—	—
Class I
12-31-11	21.94	0.31	•	(0.37)	(0.06)	0.29	—	—
12-31-10	19.42	0.22		2.53	2.75	0.23	—	—
12-31-09	15.11	0.27	•	4.30	4.57	0.26	—	—
12-31-08	24.76	0.36		(9.69)	(9.33)	0.32	—	—
12-31-07	23.38	0.33	•	1.40	1.73	0.35	—	—
Class S
12-31-11	21.77	0.24	•	(0.35)	(0.11)	0.26	—	—
12-31-10	19.28	0.18		2.48	2.66	0.17	—	—
12-31-09	15.00	0.19		4.32	4.51	0.23	—	—
12-31-08	24.63	0.25	•	(9.58)	(9.33)	0.30	—	—
12-31-07	23.30	0.37	•	1.29	1.66	0.33	—	—

						Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING Balanced Portfolio
Class I
12-31-11	0.31	—	11.13	(1.40)		0.65	0.65		0.65		2.51		524,887	259
12-31-10	0.30	—	11.58	14.22		0.62	0.62	†	0.62	†	2.47	†	614,261	328
12-31-09	0.43	—	10.42	19.23		0.63	0.63	†	0.63	†	2.55	†	631,106	337
12-31-08	1.60	—	9.18	(28.10)		0.62	0.62	†	0.62	†	2.97	†	602,815	294
12-31-07	0.97	—	14.45	5.57		0.60	0.60	†	0.60	†	2.68	†	1,046,498	257
Class S
12-31-11	0.28	—	11.05	(1.66)		0.90	0.90		0.90		2.25		5,953	259
12-31-10	0.28	—	11.50	13.87		0.87	0.87	†	0.87	†	2.22	†	7,933	328
12-31-09	0.40	—	10.36	18.94		0.88	0.88	†	0.88	†	2.30	†	7,374	337
12-31-08	1.56	—	9.12	(28.28)		0.87	0.87	†	0.87	†	2.73	†	6,684	294
12-31-07	0.94	—	14.36	5.31		0.85	0.85	†	0.85	†	2.43	†	10,281	257
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV
12-31-11	—	—	5.20	(10.81)		1.56	1.55		1.55		(0.66)		9,905	148
12-31-10	—	—	5.83	18.02		1.55	1.55		1.55		(0.66)		5,609	52
12-31-09	—	—	4.94	52.00		1.57	1.55		1.55		(0.92)		54	74
12-16-08(5)-12-31-08	—	—	3.25	(1.22)		1.58	1.56		1.56		(2.08)		3	137
Class I
12-31-11	—	—	5.32	(10.44)		1.06	1.05		1.05		(0.18)		105,891	148
12-31-10	—	—	5.94	18.56		1.05	1.05		1.05		(0.20)		121,443	52
12-31-09	—	—	5.01	52.74		1.07	1.05		1.05		(0.13)		100,726	74
12-31-08	—	—	3.28	(39.82)		1.08	1.06		1.06		0.09		55,899	137
12-31-07	—	—	5.45	19.00		1.08	1.08		1.08		(0.24)		97,943	84
Class S
12-31-11	—	—	5.24	(10.58)		1.31	1.30		1.30		(0.43)		205,905	148
12-31-10	—	—	5.86	18.15		1.30	1.30		1.30		(0.45)		274,471	52
12-31-09	—	—	4.96	52.62		1.32	1.30		1.30		(0.41)		230,138	74
12-31-08	—	—	3.25	(40.04)		1.33	1.31		1.31		(0.02)		89,548	137
12-31-07	—	—	5.42	18.86		1.33	1.33		1.33		(0.50)		1,140	84
Class S2
12-31-11	—	—	5.22	(10.77)		1.56	1.45		1.45		(0.56)		246	148
12-31-10	—	—	5.85	18.18		1.55	1.45		1.45		(0.51)		40	52
02-27-09(5) -12-31-09	—	—	4.95	64.45		1.57	1.45		1.45		(0.56)		5	74
ING Growth and Income Portfolio
Class ADV
12-31-11	0.19	—	21.39	(0.72)		1.08	1.03		1.03		1.03		1,221,084	75
12-31-10	0.19	—	21.74	13.55		1.10	1.10	†	1.10	†	0.77	†	6,037	117
12-31-09	0.20	—	19.31	29.69		1.11	1.11	†	1.11	†	1.10	†	1,302	104
12-31-08	0.22	—	15.04	(37.94	)(a)	1.10	1.10	†	1.10	†	1.14	†	791	169
12-31-07	0.33	—	24.61	6.66		1.09	1.09	†	1.09	†	2.95	†	1,211	146
Class I
12-31-11	0.29	—	21.59	(0.27)		0.58	0.58		0.58		1.39		1,873,712	75
12-31-10	0.23	—	21.94	14.14		0.60	0.60	†	0.60	†	1.12	†	2,253,794	117
12-31-09	0.26	—	19.42	30.24		0.61	0.61	†	0.61	†	1.60	†	2,090,019	104
12-31-08	0.32	—	15.11	(37.63	)(a)	0.60	0.60	†	0.60	†	1.64	†	1,622,085	169
12-31-07	0.35	—	24.76	7.40		0.59	0.59	†	0.59	†	1.32	†	2,796,115	146
Class S
12-31-11	0.26	—	21.40	(0.51)		0.83	0.83		0.83		1.13		795,131	75
12-31-10	0.17	—	21.77	13.81		0.85	0.85	†	0.85	†	0.87	†	480,529	117
12-31-09	0.23	—	19.28	30.03		0.86	0.86	†	0.86	†	1.34	†	481,897	104
12-31-08	0.30	—	15.00	(37.82	)(a)	0.85	0.85	†	0.85	†	1.44	†	290,152	169
12-31-07	0.33	—	24.63	7.13		0.84	0.84	†	0.84	†	1.50	†	25,169	146

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital
Year or period ended	($)	($)		($)	($)	($)		($)		($)
ING Growth and Income Portfolio (continued)
Class S2
12-31-11	21.52	0.41	•	(0.54)	(0.13)	0.16		—		—
12-31-10	19.26	0.14		2.28	2.42	0.16		—		—
02-27-09(5) -12-31-09	12.69	(0.06	)•	6.72	6.66	0.09		—		—
ING Intermediate Bond Portfolio
Class ADV
12-31-11	12.04	0.47	•	0.38	0.85	0.55		—		—
12-31-10	11.62	0.57	•	0.48	1.05	0.63		—		—
12-31-09	11.12	0.47		0.76	1.23	0.73		—		—
12-31-08	13.23	0.58		(1.77)	(1.19)	0.62		0.30		—
12-31-07	12.96	0.63		0.09	0.72	0.45		—		—
Class I
12-31-11	12.07	0.54	•	0.37	0.91	0.58		—		—
12-31-10	11.57	0.61	•	0.53	1.14	0.64		—		—
12-31-09	11.08	0.53	•	0.75	1.28	0.79		—		—
12-31-08	13.22	0.64	•	(1.73)	(1.09)	0.75		0.30		—
12-31-07	12.96	0.69	•	0.08	0.77	0.51		—		—
Class S
12-31-11	12.01	0.51	•	0.37	0.88	0.55		—		—
12-31-10	11.52	0.57	•	0.52	1.09	0.60		—		—
12-31-09	11.00	0.50	•	0.75	1.25	0.73		—		—
12-31-08	13.14	0.60	•	(1.72)	(1.12)	0.72		0.30		—
12-31-07	12.89	0.65	•	0.08	0.73	0.48		—		—
Class S2
12-31-11	12.08	0.52	•	0.34	0.86	0.57		—		—
12-31-10	11.59	0.55	•	0.53	1.08	0.59		—		—
02-27-09(5) -12-31-09	10.79	0.42	•	1.15	1.57	0.77		—		—
ING Money Market Portfolio(b)
Class I
12-31-11	1.00	0.00	*	0.00	0.00 *	0.00	*	0.00	*	0.00	*
12-31-10	1.00	0.00	*	0.00 *	0.00 *	0.00	*	—		0.00	*
12-31-09	1.00	0.00	*	0.00 *	0.00 *	0.00	*	0.00	*	—
12-31-08	1.05	0.02		0.00 *	0.02	0.07		—		—
12-31-07	1.04	0.05		(0.00)*	0.05	0.04		—		—
Class S
12-31-11	1.00	0.00		0.00	0.00	—		0.00	*	0.00	*
03-15-10(5) -12-31-10	1.00	0.00	*	0.00 *	0.00 *	0.00	*	—		—
ING Small Company Portfolio
Class ADV
12-31-11	17.98	(0.02	)•	(0.51)	(0.53)	0.06		—		—
12-31-10	14.60	0.04	•	3.42	3.46	0.08		—		—
12-31-09	11.58	0.08	•	3.02	3.10	0.08		—		—
12-16-08(5) -12-31-08	11.13	0.00	*•	0.45	0.45	—		—		—
Class I
12-31-11	18.34	0.07		(0.52)	(0.45)	0.07		—		—
12-31-10	14.82	0.09		3.52	3.61	0.09		—		—
12-31-09	11.70	0.09		3.11	3.20	0.08		—		—
12-31-08	19.56	0.11	•	(5.52)	(5.41)	0.18		2.27		—
12-31-07	21.70	0.24	•	0.99	1.23	0.04		3.33		—
Class S
12-31-11	18.09	0.02		(0.50)	(0.48)	0.04		—		—
12-31-10	14.64	0.04		3.47	3.51	0.06		—		—
12-31-09	11.57	0.05	•	3.09	3.14	0.07		—		—
12-31-08	19.39	0.09	•	(5.50)	(5.41)	0.14		2.27		—
12-31-07	21.54	0.18	•	1.00	1.18	—		3.33		—

						Ratios to average net assets							Supplemental data
	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Growth and Income Portfolio (continued)
Class S2
12-31-11	0.16		—	21.23	(0.59)	1.08	0.98		0.98		1.99		217	75
12-31-10	0.16		—	21.52	12.55	1.10	1.00	†	1.00	†	0.72	†	5	117
02-27-09(5) -12-31-09	0.09		—	19.26	52.46	1.11	1.01	†	1.01	†	(0.39	)†	5	104
ING Intermediate Bond Portfolio
Class ADV
12-31-11	0.55		—	12.34	7.04	1.00	1.00		1.00		3.76		16,953	456
12-31-10	0.63		—	12.04	9.01	1.00	1.00	†	1.00	†	4.56	†	4,315	438
12-31-09	0.73		—	11.62	11.08	1.01	1.01	†	1.01	†	4.08	†	1	692
12-31-08	0.92		—	11.12	(9.16)	1.01	1.00	†	1.00	†	4.58	†	1	666
12-31-07	0.45		—	13.23	5.60 (a)	0.99	0.99	†	0.99	†	4.77	†	1	438
Class I
12-31-11	0.58		—	12.40	7.54	0.50	0.50		0.50		4.31		1,205,691	456
12-31-10	0.64		—	12.07	9.84	0.50	0.50	†	0.50	†	4.93	†	1,217,280	438
12-31-09	0.79		—	11.57	11.57	0.51	0.51	†	0.51	†	4.62	†	1,236,593	692
12-31-08	1.05		—	11.08	(8.41)	0.51	0.50	†	0.50	†	5.05	†	1,803,886	666
12-31-07	0.51		—	13.22	5.95 (a)	0.49	0.49	†	0.49	†	5.19	†	2,267,008	438
Class S
12-31-11	0.55		—	12.34	7.30	0.75	0.75		0.75		4.09		1,247,149	456
12-31-10	0.60		—	12.01	9.51	0.75	0.75	†	0.75	†	4.67	†	1,292,731	438
12-31-09	0.73		—	11.52	11.38	0.76	0.76	†	0.76	†	4.41	†	1,279,655	692
12-31-08	1.02		—	11.00	(8.73)	0.76	0.75	†	0.75	†	4.82	†	1,153,518	666
12-31-07	0.48		—	13.14	5.70 (a)	0.74	0.74	†	0.74	†	4.92	†	1,079,662	438
Class S2
12-31-11	0.57		—	12.37	7.14	1.00	0.90		0.90		4.20		1,001	456
12-31-10	0.59		—	12.08	9.29	1.00	0.90	†	0.90	†	4.50	†	3	438
02-27-09(5) -12-31-09	0.77		—	11.59	14.59	1.01	0.91	†	0.91	†	4.31	†	3	692
ING Money Market Portfolio(b)
Class I
12-31-11	0.00	*	—	1.00	0.02	0.34	0.26		0.26		0.00	*	1,176,157	—
12-31-10	0.00	*	—	1.00	0.24	0.34	0.31	†	0.31	†	0.02	†	1,069,947	—
12-31-09	0.00	*	—	1.00	0.33	0.37	0.37		0.37		0.25		1,328,429	—
12-31-08	0.07		—	1.00	2.67	0.35	0.35		0.35		2.66		1,798,833	—
12-31-07	0.04		—	1.05	5.13	0.33	0.33		0.33		5.03		1,711,139	—
Class S
12-31-11	0.00	*	—	1.00	0.02	0.59	0.26		0.26		0.00		314	—
03-15-10(5) -12-31-10	0.00	*	—	1.00	0.00	0.59	0.36	†	0.36	†	0.00	*†	313	—
ING Small Company Portfolio
Class ADV
12-31-11	0.06		—	17.39	(2.99)	1.35	1.35		1.35		(0.10)		5,938	61
12-31-10	0.08		—	17.98	23.75	1.34	1.34	†	1.34	†	0.25	†	3,253	86
12-31-09	0.08		—	14.60	26.96	1.36	1.36	†	1.36	†	0.67	†	36	128
12-16-08(5) -12-31-08	—		—	11.58	4.04	1.35	1.35	†	1.35	†	0.65	†	3	145
Class I
12-31-11	0.07		—	17.82	(2.49)	0.85	0.85		0.85		0.38		483,473	61
12-31-10	0.09		—	18.34	24.38	0.84	0.84	†	0.84	†	0.51	†	503,739	86
12-31-09	0.08		—	14.82	27.56	0.86	0.86	†	0.86	†	0.67	†	437,930	128
12-31-08	2.45		—	11.70	(31.05)	0.85	0.85	†	0.85	†	0.71	†	420,626	145
12-31-07	3.37		—	19.56	5.90	0.84	0.84	†	0.84	†	1.16	†	603,492	106
Class S
12-31-11	0.04		—	17.57	(2.68)	1.10	1.10		1.10		0.12		108,502	61
12-31-10	0.06		—	18.09	24.00	1.09	1.09	†	1.09	†	0.29	†	122,286	86
12-31-09	0.07		—	14.64	27.33	1.11	1.11	†	1.11	†	0.43	†	78,790	128
12-31-08	2.41		—	11.57	(31.28)	1.10	1.10	†	1.10	†	0.71	†	44,764	145
12-31-07	3.33		—	19.39	5.68	1.09	1.09	†	1.09	†	0.90	†	2,890	106

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Small Company Portfolio (continued)
Class S2
12-31-11	18.04	0.01	•	(0.52)	(0.51)	0.06	—	—
12-31-10	14.61	0.06	•	3.42	3.48	0.05	—	—
02-27-09(5) -12-31-09	9.27	0.03	•	5.39	5.42	0.08	—	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Small Company Portfolio (continued)
Class S2
12-31-11	0.06	—	17.47	(2.85)	1.35	1.25		1.25		0.04		195	61
12-31-10	0.05	—	18.04	23.85	1.34	1.24	†	1.24	†	0.40	†	50	86
02-27-09(5) -12-31-09	0.08	—	14.61	58.73	1.36	1.26	†	1.26	†	0.27	†	5	128

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)  Commencement of operations.

(a)  There was no impact on total return by the affiliate payment.

(b)  NAV and per share amounts have been restated to reflect the stock split that occurred on October 7, 2008. Effective October 7, 2008, the Portfolio converted to a stable share price of $1.00 per share. In connection with this change, the Portfolio utilized a stock split and distributed additional shares to its shareholders (adjustment factor: 12.926 shares to 1 share) such that each shareholder's proportionate interest and aggregate value of investment in the Portfolio remained the same.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011

NOTE 1 — ORGANIZATION

Organization. The ING Variable Product Funds are comprised of ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio (collectively, "Registrants"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended ("1940 Act" or "Act").

ING Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, ING Balanced Portfolio ("Balanced"). ING Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Growth and Income Portfolio ("Growth and Income"). ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has twenty separate active diversified and non-diversified series. The two diversified series that are in this report are: ING Small Company Portfolio ("Small Company"), and ING BlackRock Science and Technology Opportunities Portfolio ("Science and Technology Opportunities"). ING Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Intermediate Bond Portfolio ("Intermediate Bond"). ING Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Money Market Portfolio ("Money Market"). Each of the portfolios is a "Portfolio" and collectively, they are the "Portfolios".

Each Portfolio offers at least two of the following classes of shares: Adviser ("ADV") Class, Class I, Class S and Service 2 Class (Class "S2") shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Small Company is closed to new shareholders, except for shares purchased by: (1) certain insurance company separate accounts that are currently offering the Portfolio as an investment option under Variable Contracts; (2) certain Qualified Plans outside the separate account context; (3) custodial accounts; (4) certain investment advisers and their affiliates in connection with the creation or management of the Portfolio; and (5) registered investment companies. Investments by currently invested separate accounts, Qualified Plans, custodial accounts, certain investment advisers and their affiliates, and investment companies may be made on behalf of existing and future participants. The closure does not affect share purchases through the reinvestment of dividends and distributions.

ING Investments, LLC serves as the investment adviser ("ING Investments" or the "Investment Adviser") to the Portfolios. ING Investment Management Co. LLC ("ING IM") serves as the sub-adviser to each of the Portfolios except Science and Technology Opportunities. ING Funds Services, LLC serves as the administrator ("IFS" or the "Administrator") for the Portfolios. ING Investments Distributor, LLC ("IID" or the "Distributor") serves as the principal underwriter to the Portfolios.

The Investment Adviser, ING IM, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate Initial Public Offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations: and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolios, and may cause, among other things, interruption or reduction of business and services, diversion of management's attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser's loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a "change of control" of each entity. A change of control would result in the termination of the Portfolios' advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolios or their operations and administration.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value ("NAV"). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Directors/Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV.

Money Market uses the amortized cost method to value its portfolio securities, which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the fair value of the security.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the adviser's or sub-adviser's, judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolios' investments under these levels of classification is included following the Summary Portfolios of Investments.

For the year ended December 31, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the Use of Derivative Instruments. Certain Portfolios' investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc. Master Agreements ("Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the-counter ("OTC") derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2011, the maximum amount of loss that Balanced, Intermediate Bond, and Science and Technology Opportunities would incur if the counterparties to its derivative transactions failed to perform would be

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

$1,935,420, $5,991,275 and $497,184, respectively, which represents the gross payments to be received by the Portfolios on open swaps, forward foreign currency contracts and purchased options were they to be unwound as of December 31, 2011. As of December 31, 2011, certain counterparties have posted $1,100,000 in cash collateral to Intermediate Bond to reduce the potential risk of loss.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and or a percentage decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements.

As of December 31, 2011, Balanced, Intermediate Bond, and Science and Technology Opportunities had a net liability position of $4,436,248, $13,898,518 and $230,279, respectively, on open swaps, forward foreign currency contract and written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2011, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2011, Balanced and Intermediate Bond have posted $1,200,000 and $8,930,000, respectively, for open OTC derivative transactions with their respective counterparties.

E.  Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended December 31, 2011, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Balanced	$117,796,226	$106,595,666
Intermediate Bond	3,115,170	235,339,403
Science and Technology Opportunities	7,159,686	20,034,366

Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2011, Balanced and Intermediate Bond have purchased and sold futures contracts on various equity indices (Balanced only), bonds, and notes. Balanced purchased equity futures to "equitize" cash. Both Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Growth and Income entered into equity futures to "equitize" cash. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio's securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2011, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Balanced	$93,599,955	$66,644,698
Intermediate Bond	770,584,101	837,108,002
Growth and Income	7,106,980	—

F.  Options Contracts. Certain Portolios may write call and put options on futures, swaps ("swaptions"), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios' exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended December 31, 2011, Balanced and Intermediate Bond have purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following the Summary Portfolio of Investments for open written foreign currency options at December 31, 2011 for Balanced and Intermediate Bond.

During the year ended December 31, 2011, Balanced and Intermediate Bond have purchased and written interest rate swaptions to gain exposure to interest rates and to generate income. There were no open interest rate swaptions at December 31, 2011.

During the year ended December 31, 2011, Balanced and Intermediate Bond have purchased and written options on U.S. Treasury Bonds/Notes

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and futures to gain exposure to interest rates and to generate income. There were no open interest rate swaptions at December 31, 2011. Please refer to the table following the Summary Portfolio of Investments for open written options on U.S. Treasury Bond's for Balanced at December 31, 2011.

Please refer to Note 10 for the volume of both purchased and written option activity during the year ended December 31, 2011.

G.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Small Company and Science and Technology Opportunities declare and pay dividends annually. Growth and Income and Intermediate Bond declare and pay dividends semi-annually. Money Market declares dividends daily and pays dividends, if any, monthly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

H.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

I.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

K.  Securities Lending. Each Portfolio (except Money Market) may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

L.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

M.  When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Summary Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

N.  Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio's Statement of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Summary Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011, for which a Portfolio is seller of protection are disclosed in each Portfolio's Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2011, both Balanced and Intermediate Bond have purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the year ended December 31, 2011, both Balanced and Intermediate Bond have sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market.

For the year ended December 31, 2011, Balanced and Intermediate Bond had average notional amounts of $1,383,000 and $18,921,000 on credit default swaps to buy protection and average notional amounts of $1,994,000 and $40,929,000 on credit default swaps to sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2011, Balanced and Intermediate Bond have entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate ("Long interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $52,410,188 and $165,620,710, respectively.

For the year ended December 31, 2011, Balanced and Intermediate Bond have entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $75,379,062 and $267,406,080, respectively.

Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following the Summary Portfolio of Investments for open interest rate swaps at December 31, 2011.

Cross-Currency Swap Agreements. Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

For the year ended December 31, 2011, Balanced had an average notional amount of $1,209,461 and $1,206,334 on currency bought and sold, respectively, on cross-currency swaps.

For the year ended December 31, 2011, Balanced has entered into cross-currency swaps to gain or mitigate exposure to foreign currency risk. There were no open cross-currency swaps at December 31, 2011.

P.  Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2011, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Balanced	$627,285,588	$684,887,123
Science and Technology Opportunities	556,016,457	587,029,992
Growth and Income	2,786,596,945	3,172,725,580
Intermediate Bond	2,125,071,117	2,394,934,448
Money Market	99,639,447	66,312,286
Small Company	376,979,121	394,111,609

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$909,589,341	$952,877,338
Intermediate Bond	10,205,062,435	10,172,870,233
Money Market	126,400,686	171,895,746

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into investment management agreements ("Investment Management Agreements") with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Balanced	0.500%
Science and Technology Opportunities	0.950%
Growth and Income	0.500% on first $10 billion; 0.450% on next $5 billion; and 0.425% over $15 billion
Intermediate Bond	0.400%
Money Market	0.250%
Small Company	0.750%

The Investment Adviser entered into sub-advisory agreements with ING IM. ING IM acts as sub-adviser to all Portfolios except for Science and Technology Opportunities. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

BlackRock Advisors, LLC ("BlackRock"), serves as Sub-Adviser to Science and Technology Opportunities pursuant to a Sub-Advisory Agreement, effective February 2, 2007, between the Investment Adviser and BlackRock.

Pursuant to administration agreements, IFS acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broke-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

ADV Class and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the "Plan"). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2012. For the year ended December 31, 2011, the Distributor for Growth and Income, Science and Technology Opportunities, Intermediate Bond, and Small Company waived $170, $212, $175 and $188, respectively. Additionally, effective January 22, 2011, the Distributor has contractually agreed to waive a portion of its fee equal to 0.05% of the average daily net assets attributable to the distribution fee paid by ADV Class of Growth and Income, so that the actual fee paid by the Portfolio is an annual rate of 0.20%. The expense waiver will continue through at least May 1, 2012.

Class S shares of the respective Portfolios have adopted either a Distribution Plan or a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the "12b-1 Plans"), whereby the Distributor is compensated by each Portfolio for expenses incurred for Shareholder Servicing and/or the distribution of each Portfolio's shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets. For Money Market, the Distributor agreed to waive

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

0.10% of average daily net assets attributable to distribution fees for Class S shares through May 1, 2012. During the year ended December 31, 2011, the Distributor for Money Market waived $292.

IID and ING Investments have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Money Market in maintaining a yield of not less than zero. There is no guarantee that Money Market will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by ING Investments, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2011, IID waived $437 of Class S specific distribution fees and ING Investments waived $918,505 of management fees for Money Market to maintain a yield of not less than zero. This expense waiver or reimbursement may be discontinued at any time. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2011, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Balanced	$225,793	$24,837	$1,274	$251,904
Science and Technology Opportunities	267,671	15,496	49,658	332,825
Growth and Income	1,654,555	177,960	631,768	2,464,283
Intermediate Bond	831,158	114,280	268,348	1,213,786
Money Market	181,802	55,310	—	237,112
Small Company	379,210	27,808	25,509	432,527

The Registrants have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible independent directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by ING Investments until distribution in accordance with the Plan.

At December 31, 2011, the following ING Portfolios or indirect, wholly owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	Balanced	90.67%
	Science and Technology Opportunities	32.22%
	Growth and Income	41.73%
	Intermediate Bond	37.57%
	Money Market	81.54%
	Small Company	47.92%
ING Solution 2025 Portfolio	Small Company	8.24%
ING Solution 2035 Portfolio	Small Company	8.67%
ING Solution 2045 Portfolio	Small Company	5.61%
ING USA Annuity and Life Insurance Company	Science and Technology Opportunities	61.89%
	Growth and Income	49.46%
	Intermediate Bond	49.39%
	Small Company	15.15%
Reliance Trust Company	Money Market	17.26%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2011, the Portfolios did not have any payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments entered into written expense limitation agreements ("Expense Limitation Agreements") with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class ADV	Class I	Class S	Class S2
Science and Technology Opportunities	1.55%	1.05%	1.30%	1.45%
Small Company	1.45%	0.95%	1.20%	1.35%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2011, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2012	2013	2014	Total
Science and Technology Opportunities	$48,166	$—	$17,390	$65,556

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. Prior to December 14, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount. Effective December 14, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2011:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	27	$2,875,185	1.35%
Science and Technology Opportunities	6	796,667	1.35%
Growth and Income	23	2,836,739	1.34%
Intermediate Bond	55	3,227,091	1.36%
Money Market	3	1,495,000	1.40%
Small Company	9	826,667	1.36%

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Balanced during the year ended December 31, 2011 were as follows:

	USD Notional	Cost
Balance at 12/31/10	22,050,000	$387,345
Options Purchased	248,750,000	2,619,440
Options Terminated in Closing Sell Transactions	(41,500,000)	(605,417)
Options Expired	(211,100,000)	(2,122,288)
Balance at 12/31/11	18,200,000	$279,080

Transactions in purchased options on U.S. Treasury futures for Balanced during the year ended December 31, 2011 were as follows:

	USD Contracts	Cost
Balance at 12/31/10	—	$—
Options Purchased	234	182,156
Options Terminated in Closing Sell Transactions	(76)	(107,699)
Options Expired	(158)	(74,457)
Balance at 12/31/11	—	$—

Transactions in purchased options on U.S. Treasury Notes for Balanced during the year ended December 31, 2011 were as follows:

	USD Contracts	Cost
Balance at 12/31/10	—	$—
Options Purchased	781,000	11,471
Options Terminated in Closing Sell Transactions	(781,000)	(11,471)
Options Expired	—	—
Balance at 12/31/11	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in purchased interest rate swaptions for Balanced during the year ended December 31, 2011 were as follows:

	USD Notional	Cost
Balance at 12/31/10	—	$—
Options Purchased	16,269,000	56,942
Options Terminated in Closing Sell Transactions	(16,269,000)	(56,942)
Options Expired	—	—
Balance at 12/31/11	—	$—

Transactions in written foreign currency options for Balanced during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	31,850,000	$293,535
Options Written	235,650,000	2,117,919
Options Terminated in Closing Purchase Transactions	(38,300,000)	(382,487)
Options Expired	(211,000,000)	(1,792,719)
Balance at 12/31/11	18,200,000	$236,248

Transactions in written foreign currency options for Balanced during the year ended December 31, 2011 were as follows:

	EUR Notional	Premiums Received
Balance at 12/31/10	—	$—
Options Written	9,400,000	249,265
Options Terminated in Closing Purchase Transactions	(3,900,000)	(103,516)
Options Expired	(5,500,000)	(145,749)
Balance at 12/31/11	—	$—

Transactions in written options on U.S. Treasury futures for Balanced during the year ended December 31, 2011 were as follows:

	Contracts	Premiums Received
Balance at 12/31/10	—	$—
Options Written	234	60,459
Options Terminated in Closing Purchase Transactions	(76)	(43,572)
Options Expired	(158)	(16,886)
Balance at 12/31/11	—	$—

Transactions in written interest rate swaptions for Balanced during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	—	$—
Options Written	16,269,000	56,942
Options Terminated in Closing Purchase Transactions
Options Expired	(16,269,000)	(56,942)
Balance at 12/31/11	—	$—

Transactions in written options on U.S. Treasuries for Balanced during the year ended December 31, 2011 were as follows:

	Contracts	Premium
Balance at 12/31/10	—	$—
Options Written	2,343,000	9,274
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(1,562,000)	(9,030)
Balance at 12/31/11	781,000	$244

Transactions in purchased foreign currency options for Intermediate Bond during the year ended December 31, 2011 were as follows:

	USD Notional	Cost
Balance at 12/31/10	—	$—
Options Purchased	221,000,000	1,912,201
Options Terminated in Closing Sell Transactions	(98,800,000)	(596,955)
Options Expired	(61,400,000)	(330,332)
Balance at 12/31/11	60,800,000	$984,914

Transactions in purchased options on U.S. Treasury futures for Intermediate Bond during the year ended December 31, 2011 were as follows:

	USD Contracts	Cost
Balance at 12/31/10	—	$—
Options Purchased	2,336	1,848,052
Options Terminated in Closing Sell Transactions	(2,336)	(1,848,052)
Options Expired	—	—
Balance at 12/31/11	—	$—

Transactions in purchased interest rate swaptions for Intermediate Bond during the year ended December 31, 2011 were as follows:

	USD Notional	Cost
Balance at 12/31/10	—	$—
Options Purchased	161,123,000	563,931
Options Terminated in Closing Sell Transactions	(161,123,000)	(563,931)
Options Expired	—	—
Balance at 12/31/11	—	$—

Transactions in written foreign currency options for Intermediate Bond during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	—	$—
Options Written	221,000,000	1,306,941
Options Terminated in Closing Purchase Transactions	(160,200,000)	(539,619)
Options Expired	—	—
Balance at 12/31/11	60,800,000	$767,322

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written options on U.S. Treasury futures for Intermediate Bond during the year ended December 31, 2011 were as follows:

	Contracts	Premiums Received
Balance at 12/31/10	—	$—
Options Written	2,336	618,152
Options Terminated in Closing Purchase Transactions	(2,336)	(618,152)
Options Expired	—	—
Balance at 12/31/11	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	—	$—
Options Written	161,123,000	563,931
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(161,123,000)	(563,931)
Balance at 12/31/11	—	$—

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class ADV
12/31/11	—	—	—	—	—	—	—	—	—	—
12/31/10	—	—	—	(68)	(68)	—	—	—	(758)	(758)
Class I
12/31/11	546,025	—	1,319,197	(7,728,438)	(5,863,216)	6,324,059	—	15,869,939	(88,331,539)	(66,137,541)
12/31/10	329,180	—	1,591,438	(9,447,108)	(7,526,490)	3,593,953	—	17,430,474	(101,822,846)	(80,798,419)
Class S
12/31/11	25,221	—	15,255	(191,435)	(150,959)	285,464	—	182,605	(2,194,446)	(1,726,377)
12/31/10	109,991	—	19,205	(151,439)	(22,243)	1,172,653	—	209,217	(1,643,655)	(261,785)
Class S2
12/31/11	—	—	—	—	—	—	—	—	—	—
12/31/10	—	—	—	(376)	(376)	(2,993)	—	—	—	(2,993)
Science and Technology Opportunities
Class ADV
12/31/11	1,316,041	—	—	(372,475)	943,566	7,779,707	—	—	(2,090,659)	5,689,048
12/31/10	978,124	—	—	(27,031)	951,093	5,149,717	—	—	(138,236)	5,011,481
Class I
12/31/11	2,858,998	—	—	(3,409,399)	(550,401)	17,535,837	—	—	(19,895,330)	(2,359,493)
12/31/10	2,756,986	—	—	(2,424,940)	332,046	14,560,149	—	—	(12,403,091)	2,157,058
Class S
12/31/11	9,496,260	—	—	(17,018,576)	(7,522,316)	56,948,513	—	—	(96,692,040)	(39,743,527)
12/31/10	14,891,327	—	—	(14,515,694)	375,633	77,014,151	—	—	(71,369,356)	5,644,795
Class S2
12/31/11	49,472	—	—	(9,182)	40,290	293,131	—	—	(49,334)	243,797
12/31/10	11,913	—	—	(6,112)	5,801	68,318	—	—	(35,456)	32,862
Growth and Income
Class ADV
12/31/11	794,351	64,132,504	511,015	(8,623,691)	56,814,179	36,311,513	1,425,596,434	10,844,280	(187,470,745)	1,285,281,482
12/31/10	193,647	38,530	2,324	(24,189)	210,312	3,961,350	714,546	50,616	(482,731)	4,243,781
Class I
12/31/11	5,767,812	773,256	1,153,056	(23,631,000)	(15,936,876)	139,395,287	16,686,674	24,699,375	(504,372,088)	(323,590,752)
12/31/10	4,936,564	6,260,609	1,050,263	(17,136,308)	(4,888,872)	99,888,902	117,185,341	23,084,783	(340,543,986)	(100,384,960)
Class S
12/31/11	1,385,742	18,034,409	445,601	(4,780,013)	15,085,739	32,001,238	385,283,101	9,460,294	(104,160,870)	322,583,763
12/31/10	256,483	853,542	174,734	(4,212,773)	(2,928,014)	5,131,721	15,830,977	3,810,949	(83,123,342)	(58,349,695)
Class S2
12/31/11	10,425	865,079	78	(865,574)	10,008	210,662	18,235,615	1,636	(18,446,208)	1,705
12/31/10	—	—	—	—	—	—	—	—	—	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Intermediate Bond
Class ADV
12/31/11	1,080,967	—	57,906	(123,631)	1,015,242	13,597,225	—	712,832	(1,538,641)	12,771,416
12/31/10	343,606	—	17,368	(2,759)	358,215	4,375,479	—	208,590	(34,961)	4,549,108
Class I
12/31/11	20,950,653	—	4,332,906	(28,925,724)	(3,642,165)	264,969,259	—	53,598,886	(363,384,777)	(44,816,632)
12/31/10	10,988,428	—	5,055,217	(22,010,813)	(5,967,168)	135,276,414	—	60,814,261	(269,901,327)	(73,810,652)
Class S
12/31/11	14,788,208	—	4,299,718	(25,648,135)	(6,560,209)	184,594,230	—	52,930,354	(318,344,281)	(80,819,697)
12/31/10	10,865,448	—	5,124,809	(19,423,739)	(3,433,482)	132,070,207	—	61,395,211	(238,497,525)	(45,032,107)
Class S2
12/31/11	82,924	—	3,558	(5,865)	80,617	1,056,266	—	43,905	(74,703)	1,025,468
12/31/10	—	—	—	—	—	—	—	—	—	—
Money Market
Class I
12/31/11	396,085,340	—	220,318	(290,073,206)	106,232,452	396,085,339	—	220,320	(290,073,206)	106,232,453
12/31/10	77,954,840	—	3,000,224	(336,926,082)	(255,971,018)	77,954,837	—	3,000,227	(336,926,082)	(255,971,018)
Class S
12/31/11	41,988	—	51	(41,169)	870	41,988	—	51	(41,168)	871
3/15/10(1) - 12/31/10	389,581	—	—	(76,566)	313,015	389,581	—	—	(76,566)	313,015
Small Company
Class ADV
12/31/11	249,707	—	1,147	(90,421)	160,433	4,612,067	—	22,163	(1,559,872)	3,074,358
12/31/10	174,304	25,523	19	(21,358)	178,488	2,822,855	368,908	321	(352,419)	2,839,665
Class I
12/31/11	4,798,039	—	97,306	(5,236,999)	(341,654)	89,842,612	—	1,919,855	(97,186,660)	(5,424,193)
12/31/10	2,599,588	402,111	143,022	(5,219,625)	(2,074,904)	41,384,189	5,917,059	2,439,964	(84,977,782)	(35,236,570)
Class S
12/31/11	1,734,236	—	13,734	(2,330,317)	(582,347)	31,665,738	—	267,549	(41,393,219)	(9,459,932)
12/31/10	3,062,872	2,236,773	17,727	(3,941,124)	1,376,248	48,820,329	32,508,979	298,881	(60,524,887)	21,103,302
Class S2
12/31/11	13,603	—	36	(5,248)	8,391	252,756	—	696	(91,967)	161,485
12/31/10	4,816	25,982	—	(28,371)	2,427	73,445	376,528	—	(414,997)	34,976

(1) Commencement of operations.

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Prior to October 1, 2011, the cash collateral was invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 12 — SECURITIES LENDING (continued)

Reserves Fund — Series B ("BICR — Series B"), each a series within the BNY Institutional Cash Reserves Trust (collectively, the "BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. From the beginning of the period covered by this report through October 16, 2011, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the "Lehman Securities"). The Lehman Securities had market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the "Capital Support Agreement") extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the Lehman Securities held by BICR- Series B. Under the terms of the Capital Support Agreement, BNYC agreed to support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an realized loss to the Portfolios) and subject, in part, to the Portfolios' continued participation in the BNY securities lending program through September 15, 2011. As of September 15, 2011, the Portfolios had complied with the requirements under the Capital Support Agreement and therefore the Portfolios could exercise their right to sell the Lehman Securities to BNYC at a price equal to 80% of par value. The sale of the Lehman Securities was completed on October 17, 2011.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2011, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
Balanced	$5,887,721	$6,079,145
Science and Technology Opportunities	4,455,370	4,587,963
Growth and Income	408,300	420,028
Intermediate Bond	92,972,651	95,159,366
Small Company	10,792,686	11,068,033

NOTE 13 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

Concentration (Science and Technology Opportunities). The Portfolio concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios' investments.

Emerging Markets Investments (Intermediate Bond and Science and Technology Opportunities). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2011:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Balanced	$—	$1,460,686	$(1,460,686)
Science and Technology Opportunities	—	1,380,168	(1,380,168)
Growth and Income(1)	(209,810,114)	(167,178)	209,977,292
Intermediate Bond	—	6,703,162	(6,703,162)
Money Market	91,375	(131,931)	40,556

(1)  $209,701,697 relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Balanced	$16,052,544	$—	$17,639,691	$—
Growth and Income	45,025,872	—	26,964,425	—
Intermediate Bond	107,305,753	—	122,440,983	—
Money Market	54,893	165,478	490,255	2,509,972
Small Company	2,210,263	—	2,739,204	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2011 were:

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Capital Gain	(Depreciation)	Amount	Character	Expiration
Balanced	$16,571,577	$—	$(11,954,614)	$(52,612,644)	Short-term	2016
				(82,316,593)	Short-term	2017
				$(134,929,237)
Science and Technology Opportunities	202,125	21,041,998	2,952,951	—	—	—
Growth and Income	2,415,376	—	264,623,729	(10,047,219)	Short-term	2014
				(63,138,110)	Short-term	2015
				(395,413,012)	Short-term	2016
				(229,778,054)	Short-term	2017
				(264,531)	Short-term	N/A
				(92,175,054)	Long-term	N/A
				$(790,815,980)*
Intermediate Bond	10,362,722	—	18,748,044	(288,677,985)	Short-term	2017
Money Market	—	—	—	—	—	—
Small Company	2,054,168	21,052,520	27,581,555	(6,283,105)	Short-term	2015
				(1,570,776)	Short-term	2016
				(520,509)	Short-term	2017
				$(8,374,390)*

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The Portfolios' major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of December 31, 2011, no provisions for income tax would be required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act are effective for the Portfolios' tax year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 15 — REORGANIZATIONS

On December 2, 2011, Growth and Income ("Acquiring Portfolio") acquired all of the net assets of ING Core Growth and Income Portfolio (formerly, ING Janus Contrarian Portfolio) ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on November 4, 2011. The primary purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2011, are as follows:

Net investment income	$52,623,883
Net realized and unrealized gain on investments	$(182,344,641)
Net increase in net assets resulting from operations	$(129,720,758)

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio's statement of operations since December 2, 2011. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Growth and Income	ING Core Growth and Income Portfolio (Formerly, ING Janus Contrarian Portfolio)	$420,777	$3,459,539	$285,576	$(18,039)	0.5089

The net assets of Growth and Income after the acquisition were $3,880,316,178.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 15 — REORGANIZATIONS (continued)

On January 21, 2011, Growth and Income ("Acquiring Portfolio") acquired all of the net assets of ING American Funds Growth-Income Portfolio ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on January 11, 2011. The primary purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2011, are as follows:

Net investment income	$47,049,002
Net realized and unrealized gain on investments	$(124,724,034)
Net increase in net assets resulting from operations	$(77,675,032)

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio's statement of operations since January 21, 2011. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Growth and Income	ING American Funds Growth-Income Portfolio	$1,425,025	$2,796,305	$116,195	$(12,723)	1.4983

The net assets of Growth and Income after the acquisition were $4,221,330,209.

On August 20, 2010, Growth and Income ("Acquiring Portfolio") acquired all of the net assets of ING Opportunistic LargeCap Portfolio ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on August 10, 2010. The primary purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2010, are as follows:

Net investment income	$28,138,444
Net realized and unrealized gain on investments	$294,061,617
Net increase in net assets resulting from operations	$322,200,061

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 15 — REORGANIZATIONS (continued)

Acquiring Portfolio's statement of operations since August 20, 2010. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Growth and Income	ING Opportunistic LargeCap Portfolio	$133,731	$2,267,223	$59,967	$(4,893)	0.4690

The net assets of Growth and Income after the acquisition were $2,400,953,698.

On August 20, 2010, Small Company ("Acquiring Portfolio") acquired all of the net assets of ING Wells Fargo Small Cap Disciplined Portfolio ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on August 10, 2010. The primary purposes of the transaction were to combine policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2010, are as follows:

Net investment income	$2,595,067
Net realized and unrealized gain on investments	$121,007,609
Net increase in net assets resulting from operations	$123,602,676

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 20, 2010. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Small Company	ING Wells Fargo Small Cap Disciplined Portfolio	$39,171	$476,552	$51,431	$(976)	0.5148

The net assets of Small Company after the acquisition were $515,722,984.

NOTE 16 — LITIGATION

On December 12, 2003, Aeltus Investment Management, Inc. (now known as ING Investment Management Co. LLC) received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") in the matter of Enron Corp. v. Mass Mutual Life Insurance Co., et al. Among other defendants named in the Complaint are defendants ING VP Balanced Portfolio, Inc. and ING VP Bond Portfolio (now known as the ING Balanced Portfolio and the ING Intermediate Bond Portfolio, respectively) (the "Subject Portfolios"). The Complaint alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code").

The Complaint seeks to recover these transfers under the alternative but interrelated bankruptcy theories of preferential transfer and fraudulent conveyance. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 16 — LITIGATION (continued)

ING VP Balanced Portfolio, Inc. of $23,181,757 of the Notes on or about October 29, 2001, and the sale by ING VP Bond Portfolio of $24,963,125 of the Notes on or about October 29, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amount of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. If Enron proves up the elements of preferential transfer and/or fraudulent conveyance, these are strict liability theories of recovery.

On April 29, 2008, IIM and the Subject Portfolios joined a plenary motion for summary judgment filed by Goldman Sachs. In addition, a separate brief was filed on behalf of IIM asserting the defenses unique to the investment advisor defendants; that they were merely conduits. On June 29, 2009, the Bankruptcy Court ruled on the motion for summary judgment and held that the pre-payments made were not protected from avoidance by section 546(e) of the Bankruptcy Code and denied the summary judgment to the Subject Portfolios; however, the Bankruptcy Court granted the summary judgment to dismiss IIM.

The Subject Portfolios filed an interlocutory appeal of the Bankruptcy Court's denial of summary judgment with the United States District Court of Southern New York ("the District Court"). On November 19, 2009, (prior to the Bankruptcy Court ruling on Enron's motion for summary judgment filed in September 2009) the District Court ruled in favor of the Subject Portfolios and the one other remaining defendant, agreeing with the Subject Portfolios' reliance on section 546(e) and reversing the Bankruptcy Court. The judge directed the Bankruptcy Court to enter summary judgment in favor of the Subject Portfolios and the remaining defendant, essentially dismissing the preference claim against them.

Enron appealed the District Court's ruling to the Second Circuit Court of Appeals (the "Court of Appeals) on April 16, 2010. Oral argument was held in November, 2010 and the Court of Appeals issued its opinion on June 28, 2011 affirming the District Court's grant of summary judgment in favor of the Subject Portfolios. On July 12, 2011, Enron requested an "en banc" hearing before the Court of Appeals. On December 2, 2011, the Court of Appeals denied the request. Enron did not timely request cert from the Supreme Court and, on January 13, 2012, reported to the bankruptcy court that it would not pursue the case any further. The litigation is now closed.

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements". ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards ("IFRSs"). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of December 31, 2011, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting this ASU.

NOTE 18 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 53.3%
		Consumer Discretionary: 6.2%
101,600		Comcast Corp. - Class A	$2,408,936	0.4
145,880		International Game Technology	2,509,136	0.5
97,080		Macy's, Inc.	3,124,034	0.6
57,700		Starbucks Corp.	2,654,777	0.5
78,299		Wyndham Worldwide Corp.	2,962,051	0.6
700,601		Other Securities	19,233,715	3.6
			32,892,649	6.2
		Consumer Staples: 5.3%
108,600		Altria Group, Inc.	3,219,990	0.6
153,930		Coca-Cola Enterprises, Inc.	3,968,315	0.8
54,735		Procter & Gamble Co.	3,651,372	0.7
26,050	@	Ralcorp Holdings, Inc.	2,227,275	0.4
37,200		Wal-Mart Stores, Inc.	2,223,072	0.4
452,807		Other Securities	12,835,628	2.4
			28,125,652	5.3
		Energy: 6.3%
47,310	@	Cameron International Corp.	2,327,179	0.4
81,632		ExxonMobil Corp.	6,919,128	1.3
47,610		Range Resources Corp.	2,948,964	0.6
39,200		Royal Dutch Shell PLC - Class A ADR	2,865,128	0.5
92,977		Royal Dutch Shell PLC - Class A	3,411,234	0.7
461,145		Other Securities (a)	14,915,113	2.8
			33,386,746	6.3
		Financials: 8.1%
63,780		Citigroup, Inc.	1,678,052	0.3
27,164		Deutsche Bank AG	1,029,538	0.2
183,790		Fifth Third Bancorp.	2,337,809	0.4
89,257		JPMorgan Chase & Co.	2,967,795	0.6
77,200		US Bancorp.	2,088,260	0.4
106,833		Wells Fargo & Co.	2,944,317	0.6
3,338,494		Other Securities	29,858,958	5.6
			42,904,729	8.1

Shares			Value	Percentage of Net Assets
		Health Care: 6.3%
59,800		Cardinal Health, Inc.	$2,428,478	0.5
49,100		Johnson & Johnson	3,219,978	0.6
42,265		Novartis AG	2,413,039	0.4
170,771		Pfizer, Inc.	3,695,485	0.7
69,600		Teva Pharmaceutical Industries Ltd. ADR	2,809,056	0.5
506,367		Other Securities	19,064,349	3.6
			33,630,385	6.3
		Industrials: 6.2%
31,300		Boeing Co.	2,295,855	0.4
45,630		Dover Corp.	2,648,822	0.5
38,450		Pall Corp.	2,197,417	0.4
21,900		Union Pacific Corp.	2,320,086	0.5
653,540		Other Securities	23,279,014	4.4
			32,741,194	6.2
		Information Technology: 8.5%
89,490	@	Adobe Systems, Inc.	2,529,883	0.5
16,522	@	Apple, Inc.	6,691,410	1.2
7,300	@	Google, Inc. - Class A	4,715,070	0.9
170,300		Intel Corp.	4,129,775	0.8
107,520		Jabil Circuit, Inc.	2,113,843	0.4
99,400		Oracle Corp.	2,549,610	0.5
69,766		Qualcomm, Inc.	3,816,200	0.7
136,020		Seagate Technology	2,230,728	0.4
767,323		Other Securities	16,349,007	3.1
			45,125,526	8.5
		Materials: 2.8%
373,362		Other Securities	15,007,084	2.8
		Telecommunications: 2.4%
93,700		AT&T, Inc.	2,833,488	0.6
977,236		Vodafone Group PLC	2,724,617	0.5
543,047		Other Securities	7,014,818	1.3
			12,572,923	2.4
		Utilities: 1.2%
752,035		Other Securities	6,410,911	1.2
		Total Common Stock (Cost $282,263,175)	282,797,799	53.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.0%
85,200		iShares MSCI Emerging Markets Index Fund	$3,232,488	0.6
611,600		Vanguard Emerging Markets	23,369,236	4.4
		Total Exchange- Traded Funds (Cost $29,693,872)	26,601,724	5.0
PREFERRED STOCK: 0.2%
		Consumer Discretionary: 0.1%
5,578		Other Securities	833,972	0.1
		Financials: 0.1%
12,550		Other Securities	319,808	0.1
		Total Preferred Stock (Cost $1,213,316)	1,153,780	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 12.9%
		Consumer Discretionary: 1.5%
140,000	#	AMC Networks, Inc., 7.750%, 07/15/21	$152,950	0.0
797,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	890,450	0.2
100,000	#,L	Odebrecht Finance Ltd., 7.500%, 09/29/49	98,250	0.0
305,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	321,775	0.1
6,141,000		Other Securities	6,599,342	1.2
			8,062,767	1.5
		Consumer Staples: 0.6%
171,000	#	Cargill, Inc., 3.250%, 11/15/21	172,391	0.0
270,000	#	Delphi Corp., 5.875%, 05/15/19	276,750	0.1
2,441,000		Other Securities	2,782,065	0.5
			3,231,206	0.6
		Energy: 2.2%
135,000	#	Arch Coal, Inc., 7.250%, 06/15/21	139,387	0.0

Principal Amount†				Value	Percentage of Net Assets
	210,000	#	BG Energy Capital PLC, 2.875%, 10/15/16	$214,877	0.1
	90,000	#	Chesapeake Oilfield Operating LLC/ Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	94,050	0.0
	287,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, 06/15/14	320,502	0.1
	121,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	125,091	0.0
	100,000	#	Empresa Nacional del Petroleo, 4.750%, 12/06/21	99,793	0.0
	120,000	#	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	121,800	0.0
	145,000	#	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	128,203	0.0
	411,000	#	KazMunaiGaz Finance Sub BV, 7.000%, 05/05/20	436,174	0.1
	215,000	#	KazMunaiGaz Finance Sub BV, 8.375%, 07/02/13	226,287	0.0
	80,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	81,800	0.0
	100,000	#	Nakilat, Inc., 6.067%, 12/31/33	107,250	0.0
MXN	13,000,000	#	Petroleos Mexicanos, 7.650%, 11/24/21	926,928	0.2
	191,480	#,L	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	191,001	0.0
	190,000		Range Resources Corp., 5.750%, 06/01/21	206,625	0.1
	387,000	#	Schlumberger Investment SA, 1.950%, 09/14/16	392,080	0.1
	8,684,500		Other Securities (a),(b)	7,845,959	1.5
				11,657,807	2.2
			Financials: 3.9%
	180,000	#	Banco de Bogota SA, 5.000%, 01/15/17	181,815	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Financials (continued)
	275,000	#	Banco do Brasil SA, 5.875%, 01/26/22	$278,025	0.1
BRL	1,322,000	#	Banco Votorantim SA, 6.250%, 05/16/16	723,069	0.1
	97,000	#	Barclays Bank PLC, 6.050%, 12/04/17	88,158	0.0
	1,545,000	#	Citigroup Funding, Inc., 11.000%, 07/27/20	1,442,721	0.3
	1,604,000	#	Citigroup Funding, Inc., 11.000%, 07/27/20	1,429,485	0.3
	619,000		Citigroup, Inc., 3.953%-5.000%, 09/15/14-01/14/22	613,773	0.1
	322,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	378,388	0.1
	635,000	#	Hyundai Capital America, 4.000%, 06/08/17	629,241	0.1
	310,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	309,736	0.1
	210,000	#	ILFC E-Capital Trust II, 6.250%, 12/21/65	142,800	0.0
	181,000	#	International Lease Finance Corp., 7.125%, 09/01/18	188,240	0.0
	400,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	402,000	0.1
	198,000	#	IPIC GMTN Ltd., 6.875%, 11/01/41	202,703	0.0
	721,000		JPMorgan Chase & Co., 4.350%-5.400%, 07/22/20-01/06/42	733,445	0.1
	754,000		Morgan Stanley, 3.800%-7.300%, 01/26/15-07/28/21	706,545	0.1
	278,000	#	Pacific Life Insurance Co., 9.250%, 06/15/39	370,732	0.1
	6,141	#	Power Receivable Finance, LLC, 6.290%, 01/01/12	6,141	0.0
	212,000		US Bancorp, 2.200%, 11/15/16	214,327	0.1

Principal Amount†			Value	Percentage of Net Assets
147,000	#	Voto-Votorantim Ltd., 6.750%, 04/05/21	$156,922	0.0
381,000		Wells Fargo & Co., 2.625%-3.676%, 06/15/16-12/15/16	386,893	0.1
11,496,400		Other Securities (a),(b)	10,862,738	2.1
			20,447,897	3.9
		Health Care: 0.6%
211,000	#	Aristotle Holding, Inc., 3.500%, 11/15/16	215,181	0.0
195,000	#	Mylan, Inc./PA, 7.875%, 07/15/20	216,206	0.0
100,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	99,250	0.0
255,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	248,625	0.1
2,561,000		Other Securities	2,407,555	0.5
			3,186,817	0.6
		Industrials: 0.8%
255,000	#	Bombardier, Inc., 7.500%, 03/15/18	274,125	0.1
215,000	#	Bombardier, Inc., 7.750%, 03/15/20	235,425	0.0
220,000	#	Calpine Corp., 7.500%, 02/15/21	236,500	0.1
202,000	#	Energizer Holdings, Inc., 4.700%, 05/19/21	212,907	0.0
2,988,000		Other Securities	3,198,252	0.6
			4,157,209	0.8
		Information Technology: 0.4%
239,000		Oracle Corp., 5.375%, 07/15/40	291,723	0.1
155,000		Seagate Technology, Inc., 6.800%, 10/01/16	166,625	0.0
1,630,000		Other Securities	1,693,468	0.3
			2,151,816	0.4
		Materials: 0.7%
270,000	#	FMG Resources August 2006 Pty Ltd, 6.375%, 02/01/16	263,250	0.0
80,000	#	Georgia-Pacific LLC, 5.400%, 11/01/20	88,738	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Materials (continued)
128,000	#	Inversiones CMPC SA, 4.750%, 01/19/18	$134,213	0.0
135,000	#	Inversiones CMPC SA, 6.125%, 11/05/19	150,036	0.1
120,000	#	Sealed Air Corp., 8.375%, 09/15/21	133,200	0.0
137,000	#	Xstrata Canada Financial Corp., 4.950%, 11/15/21	140,180	0.0
2,873,316		Other Securities (a)	3,056,315	0.6
			3,965,932	0.7
		Telecommunications: 1.0%
859,000		AT&T, Inc., 2.500%-5.550%, 08/15/15-08/15/41	926,543	0.2
175,000	#	Intelsat Jackson Holdings SA, 7.500%, 04/01/21	177,406	0.0
429,000	#	Telstra Corp. Ltd., 4.800%, 10/12/21	455,690	0.1
3,591,000		Other Securities	3,710,337	0.7
			5,269,976	1.0
		Utilities: 1.2%
200,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	209,000	0.0
307,000	#	Allegheny Energy Supply Co. LLC, 5.750%, 10/15/19	328,750	0.1
100,000	#	Calpine Corp., 7.875%, 07/31/20	108,250	0.0
206,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	219,347	0.1
200,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	202,000	0.0
169,000	#	Enel Finance International S.A., 6.250%, 09/15/17	161,521	0.0
108,000	#	Illinois Tool Works, Inc., 3.375%, 09/15/21	113,095	0.0
174,000	#	Illinois Tool Works, Inc., 4.875%, 09/15/41	198,373	0.1

Principal Amount†			Value	Percentage of Net Assets
135,261	#	Juniper Generation, LLC, 6.790%, 12/31/14	$110,808	0.0
4,406,000		Other Securities	4,878,433	0.9
			6,529,577	1.2
		Total Corporate Bonds/Notes (Cost $68,351,125)	68,661,004	12.9
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.3%
766,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	778,529	0.2
140,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.496%, 07/10/43	116,738	0.0
68,334	#	Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	68,363	0.0
319,032	#	Commercial Mortgage Pass Through Certificates, 6.250%, 12/17/13	317,877	0.1
440,000	#	DBUBS Mortgage Trust, 5.557%, 11/10/46	363,822	0.1
655,638		Freddie Mac, 5.000%-5.500%, 02/15/35-07/15/37	748,232	0.1
1,517,627	#,^	GS Mortgage Securities Corp. II, 1.161%, 03/10/44	84,406	0.0
130,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.389%, 07/15/46	97,061	0.0
3,397,336	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.624%, 07/15/46	256,460	0.1
9,928,650	#,^	LB-UBS Commercial Mortgage Trust, 0.664%, 11/15/38	237,149	0.0
8,434,033	#,^	Merrill Lynch Mortgage Trust, 0.530%, 02/12/51	141,288	0.0
160,000		Morgan Stanley Capital I, 5.300%, 06/15/40	122,346	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	450,000	#	Morgan Stanley Capital I, 5.255%, 09/15/47	$379,102	0.1
	350,000	#	Morgan Stanley Capital I, 5.397%, 01/13/41	332,126	0.0
	4,348,053	#,^	RBSCF Trust, 0.989%, 04/15/24	116,326	0.0
	260,000	#	Vornado DP LLC, 6.356%, 09/13/28	259,808	0.1
	285,000	#	Wachovia Bank Commercial Mortgage Trust, 5.704%, 02/15/35	281,575	0.1
	26,660,660		Other Securities (c)	18,150,367	3.4
			Total Collateralized Mortgage Obligations (Cost $23,896,546)	22,851,575	4.3
FOREIGN GOVERNMENT BONDS: 7.5%
BRL	1,970,000		Brazil Notas do Tesouro Nacional Series B, 6.000%, 08/15/16	2,330,320	0.4
BRL	6,231,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	3,113,985	0.6
BRL	6,300,000		Credit Suisse Nota Do Tesouro Nacional, 10.000%, 01/05/17	3,566,831	0.7
EUR	1,772,000		French Treasury Note BTAN, 2.500%, 07/25/16	2,349,454	0.4
	1,222,000	#	Indonesia Government International Bond, 4.875%, 05/05/21	1,313,650	0.3
	519,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	509,917	0.1
MXN	30,900,000		Mex Bonos De Desarrollo, 10.000%, 11/20/36	2,749,185	0.5
PEN	2,608,000	#	Peruvian Government International Bond, 8.200%, 08/12/26	1,156,747	0.2

Principal Amount†				Value	Percentage of Net Assets
	1,213,255	#	Russia Government Bond, 7.500%, 03/31/30	$1,411,926	0.3
ZAR	63,084,396		South Africa Government Bond, 7.250%, 01/15/20	7,524,998	1.4
	400,000	#	Ukraine Government International Bond, 6.250%, 06/17/16	353,000	0.1
EUR	32,917,321		Other Securities (a)	13,255,362	2.5
			Total Foreign Government Bonds (Cost $40,615,516)	39,635,375	7.5
U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.9%
			Federal Home Loan Mortgage Corporation: 3.9%##
	2,121,000	W	4.000%, due 10/15/40	2,219,097	0.4
	17,246,635	^,W	4.000%-6.500%, due 08/15/16- 12/01/41	18,545,246	3.5
				20,764,343	3.9
			Federal National Mortgage Association: 3.3%##
	16,149,322	W	3.500%-7.500%, due 06/01/16- 12/25/49	17,414,677	3.3
			Government National Mortgage Association: 0.7%
	3,181,989		2.125%-7.500%, due 09/15/24- 10/20/60	3,564,311	0.7
	267,254		Other Securities	286,455	0.0
				3,850,766	0.7
			Total U.S. Government Agency Obligations (Cost $40,844,965)	42,029,786	7.9
U.S. TREASURY OBLIGATIONS: 2.3%
			U.S. Treasury Bonds: 1.3%
	2,287,000		2.000%, due 11/15/21	2,312,372	0.5
	3,724,000		3.750%, due 08/15/41	4,369,883	0.8
				6,682,255	1.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			U.S. Treasury Notes: 1.0%
	2,426,000		1.375%, due 11/30/18	$2,434,719	0.4
	3,177,000	L	0.250%-0.875%, due 11/30/13- 11/30/16	3,183,247	0.6
				5,617,966	1.0
			Total U.S. Treasury Obligations (Cost $12,098,307)	12,300,221	2.3
ASSET-BACKED SECURITIES: 2.1%
			Automobile Asset-Backed Securities: 0.1%
	422,000		Other Securities	421,538	0.1
			Credit Card Asset-Backed Securities: 0.8%
EUR	3,064,000		MBNA Credit Card Master Note Trust, 5.600%, 07/17/14	3,998,733	0.8
			Home Equity Asset-Backed Securities: 0.0%
	147,688		Other Securities	119,908	0.0
			Other Asset-Backed Securities: 1.2%
	161,946	#	ARES CLO Funds, 0.799%, 09/18/17	157,969	0.0
	300,000	#	ARES CLO Funds, 3.162%, 02/26/16	261,566	0.1
	271,457	#	Atrium CDO Corp., 0.767%, 06/27/15	266,245	0.0
	292,254	#	Atrium CDO Corp., 0.842%, 10/27/16	282,423	0.1
	67,606	#	Callidus Debt Partners Fund Ltd., 0.957%, 05/15/15	66,125	0.0
	226,072	#	Carlyle High Yield Partners, 0.823%, 08/11/16	219,687	0.0
	241,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	194,990	0.0
	459,000	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	452,719	0.1
	104,694	#	First CLO Ltd., 0.772%, 07/27/16	103,181	0.0
	400,000	#	Foxe Basin CLO Ltd., 2.246%, 12/15/15	386,282	0.1
	454,068	#	GSC Partners CDO Fund Ltd., 0.859%, 11/20/16	447,229	0.1

Principal Amount†	Value	Percentage of Net Assets

369,507	#	Gulf Stream Compass CLO Ltd., 0.763%, 07/15/16	$363,517	0.1
494,716	#	Katonah Ltd., 0.883%, 09/20/16	486,172	0.1
30,193	#	Katonah Ltd., 1.120%, 02/20/15	29,926	0.0
1,863,000		Morgan Stanley ABS Capital I, 0.564%, 03/25/36	684,887	0.1
402,454	#	Navigator CDO Ltd., 2.501%, 01/14/17	334,438	0.1
127,572	#	Stanfield Carrera CLO Ltd., 1.026%, 03/15/15	126,455	0.0
150,000	#	Veritas CLO Ltd., 1.847%, 09/05/16	133,165	0.0
231,002	#	Wind River CLO Ltd., 0.889%, 12/19/16	221,957	0.0
2,472,925		Other Securities	1,188,011	0.3
			6,406,944	1.2
		Total Asset-Backed Securities (Cost $11,802,528)	10,947,123	2.1
# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.1%
		Options on Currencies: 0.1%
3,500,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.300, Exp. 01/16/12 Counterparty: Deutsche Bank AG	$45,923	0.0
2,200,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.310, Exp. 01/31/12 Counterparty: Deutsche Bank AG	48,758	0.0
5,100,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.300, Exp. 01/16/12 Counterparty: Deutsche Bank AG	66,917	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

# of Contracts			Value	Percentage of Net Assets
		Options on Currencies (continued)
3,000,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.310, Exp. 02/07/12 Counterparty: Deutsche Bank AG	$65,061	0.0
4,400,000	@	JPY Put vs. USD Call Currency Option, Strike @ 79.800, Exp. 06/01/12 Counterparty: Deutsche Bank AG	51,435	0.0
			278,094	0.1
		Total Purchased Options (Cost $279,080)	278,094	0.1
		Total Long-Term Investments (Cost $511,058,430)	507,256,481	95.6
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
		Securities Lending Collateralcc(1): 1.1%
1,443,797		Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $1,443,816, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $1,472,673, due 06/01/17- 09/01/44)	$1,443,797	0.3

Principal Amount†		Value	Percentage of Net Assets
1,443,797	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,443,810, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $1,472,673, due 01/19/12- 12/20/41)	$1,443,797	0.3
1,443,797	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,443,813, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,472,673, due 06/28/12- 11/01/41)	1,443,797	0.2
1,443,797	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,443,813, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $1,472,673, due 04/01/20- 12/01/48)	1,443,797	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
303,957	Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $303,960, collateralized by various U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $310,036, due 08/01/13- 10/01/47)	$303,957	0.0
		6,079,145	1.1
	Foreign Government Securities: 0.8%
4,647,760,000	Korea Monetary Stabilization Bond, 3.460%, 10/09/12 (Cost $4,109,081)	4,067,752	0.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
9,592,200	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $9,592,200)	$9,592,200	1.8
	Total Short-Term Investments (Cost $19,780,426)	19,739,097	3.7
	Total Investments in Securities (Cost $530,838,856)	$526,995,578	99.3
	Assets in Excess of Other Liabilities	3,844,030	0.7
	Net Assets	$530,839,608	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

W  Settlement is on a when-issued or delayed-delivery basis.

L  Loaned security, a portion or all of the security is on loan at December 31, 2011.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains loaned securities.

(b)  The grouping contains securities in default.

(c)  The grouping contains Interest only securities.

BRL  Brazilian Real

EUR  EU Euro

MXN  Mexican Peso

PEN  Peruvian Nuevo Sol

ZAR  South African Rand

Cost for federal income tax purposes is $536,730,306.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$23,438,158
Gross Unrealized Depreciation	(33,172,886)
Net Unrealized Depreciation	$(9,734,728)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$28,788,544	$4,104,105	$—	$32,892,649
Consumer Staples	21,164,653	6,960,999	—	28,125,652
Energy	25,451,392	7,935,354	—	33,386,746
Financials	25,484,516	17,420,213	—	42,904,729
Health Care	26,265,919	7,364,466	—	33,630,385
Industrials	24,945,615	7,795,579	—	32,741,194
Information Technology	39,492,159	5,633,367	—	45,125,526
Materials	9,763,971	5,243,113	—	15,007,084
Telecommunications	5,974,956	6,597,967	—	12,572,923
Utilities	3,066,996	3,343,915	—	6,410,911
Total Common Stock	210,398,721	72,399,078	—	282,797,799
Exchange-Traded Funds	26,601,724	—	—	26,601,724
Preferred Stock	319,808	833,972	—	1,153,780
Purchased Options	—	278,094	—	278,094
Corporate Bonds/Notes	—	65,788,798	2,872,206	68,661,004
Collateralized Mortgage Obligations	—	22,851,575	—	22,851,575
Short-Term Investments	9,592,200	10,146,897	—	19,739,097
U.S. Treasury Obligations	—	12,300,221	—	12,300,221
Foreign Government Bonds	—	36,068,544	3,566,831	39,635,375
Asset-Backed Securities	—	10,554,423	392,700	10,947,123
U.S. Government Agency Obligations	—	42,029,786	—	42,029,786
Total Investments, at value	$246,912,453	$273,251,388	$6,831,737	$526,995,578
Other Financial Instruments+
Swaps	70,393	472,247	—	542,640
Futures	661,206	—	—	661,206
Forward Foreign Currency Contracts	—	1,087,743	—	1,087,743
Total Assets	$247,644,052	$274,811,378	$6,831,737	$529,287,167
Liabilities Table
Other Financial Instruments+
Swaps	$(65,994)	$(3,021,130)	$—	$(3,087,124)
Futures	(484,799)	—	—	(484,799)
Written Options	—	(80,812)	—	(80,812)
Forward Foreign Currency Contracts	—	(1,241,369)	—	(1,241,369)
Total Liabilities	$(550,793)	$(4,343,311)	$—	$(4,894,104)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$3,149,329	$(15,391)	$(11,679)	$15,391	$(265,444)	$—	$—	$2,872,206
U.S. Government Agency Obligations	601,005	—	—	—	—	—	—	(601,005)	—
Asset-Backed Securities	1,221,819	954,689	(570,934)	2,223	7,419	(697)	—	(1,221,819)	392,700
Foreign Bonds	—	3,510,098	—	28,934	—	27,799	—	—	3,566,831
Short-Term Investments	1,301,725	—	(1,301,725)	—	(325,431)	325,431	—	—	—
Total Investments, at value	$3,124,549	$7,614,116	$(1,888,050)	$19,478	$(302,621)	$87,089	$—	$(1,822,824)	$6,831,737
Other Financial Instruments+:
Swaps	15,041	—	(38,768)	—	38,768	(15,041)	—	—	—
Total Assets	$3,139,590	$7,614,116	$(1,926,818)	$19,478	$(263,853)	$72,048	$—	$(1,822,824)	$6,831,737

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Liabilities Table
Other Financial Instruments+:
Swaps, at value	$(7,381)	$—	$3,845	$—	$(3,845)	$7,381	$—	$—	$—
Total Liabilities	$(7,381)	$—	$3,845	$—	$(3,845)	$7,381	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(249,771).

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At December 31, 2011, the following forward foreign currency contracts were outstanding for the ING Balanced Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	South African Rand	8,603,077	Buy	01/27/12	$1,069,000	$1,060,585	$(8,415)
Citigroup, Inc.	Swiss Franc	463,350	Buy	01/13/12	497,074	493,408	(3,666)
Citigroup, Inc.	EU Euro	646,851	Buy	01/27/12	855,000	837,341	(17,659)
Citigroup, Inc.	EU Euro	649,992	Buy	01/27/12	852,000	841,407	(10,593)
Citigroup, Inc.	Polish Zloty	4,824,050	Buy	01/27/12	1,404,356	1,394,261	(10,095)
Citigroup, Inc.	Canadian Dollar	1,352,775	Buy	01/27/12	1,326,000	1,327,045	1,045
Citigroup, Inc.	Canadian Dollar	2,687,408	Buy	01/27/12	2,602,091	2,636,293	34,202
Citigroup, Inc.	Japanese Yen	791,199,233	Buy	01/27/12	10,164,077	10,283,624	119,547
Credit Suisse First Boston	Danish Krone	2,787,869	Buy	01/13/12	496,603	485,446	(11,157)
Credit Suisse First Boston	Singapore Dollar	1,777,059	Buy	01/13/12	1,367,545	1,370,018	2,473
Credit Suisse First Boston	Japanese Yen	170,990,918	Buy	01/27/12	2,212,000	2,222,457	10,457
Deutsche Bank AG	British Pound	353,980	Buy	01/13/12	554,000	549,661	(4,339)
Deutsche Bank AG	Chilean Peso	733,530,600	Buy	01/13/12	1,421,847	1,409,157	(12,690)
Deutsche Bank AG	British Pound	417,813	Buy	01/13/12	652,165	648,780	(3,385)
Deutsche Bank AG	EU Euro	488,328	Buy	01/27/12	637,000	632,135	(4,865)
Deutsche Bank AG	Australian Dollar	340,109	Buy	01/13/12	345,000	347,301	2,301
Deutsche Bank AG	EU Euro	395,950	Buy	01/27/12	517,000	512,553	(4,447)
Deutsche Bank AG	Norwegian Krone	1,060,397	Buy	01/27/12	179,000	177,132	(1,868)
Deutsche Bank AG	EU Euro	651,633	Buy	01/27/12	852,000	843,532	(8,468)
Deutsche Bank AG	EU Euro	644,980	Buy	01/27/12	855,000	834,919	(20,081)
Deutsche Bank AG	Israeli New Shekel	3,313,571	Buy	01/27/12	878,233	868,922	(9,311)
Deutsche Bank AG	Japanese Yen	23,970,131	Buy	01/27/12	308,000	311,552	3,552
Deutsche Bank AG	Swedish Krona	2,472,422	Buy	01/27/12	360,582	358,728	(1,854)
Deutsche Bank AG	EU Euro	1,279,725	Buy	01/27/12	1,713,000	1,656,589	(56,411)
Deutsche Bank AG	Japanese Yen	20,848,468	Buy	01/27/12	269,000	270,978	1,978
Deutsche Bank AG	Japanese Yen	62,563,735	Buy	01/27/12	806,000	813,173	7,173
Deutsche Bank AG	Mexican Peso	14,067,863	Buy	01/27/12	1,036,276	1,005,645	(30,631)
Deutsche Bank AG	EU Euro	122,219	Buy	01/27/12	163,000	158,211	(4,789)
Deutsche Bank AG	Turkish Lira	1,891,149	Buy	01/27/12	1,006,268	991,961	(14,307)
HSBC	Chinese Yuan	8,954,880	Buy	03/02/12	1,408,000	1,421,262	13,262
HSBC	British Pound	333,589	Buy	01/13/12	523,000	517,997	(5,003)
HSBC	Brazilian Real	1,534,695	Buy	01/13/12	836,802	820,032	(16,770)
HSBC	South African Rand	10,512,009	Buy	01/27/12	1,277,000	1,295,918	18,918
HSBC	South African Rand	3,507,173	Buy	01/27/12	426,000	432,363	6,363
HSBC	Malaysian Ringgit	5,496,875	Buy	01/27/12	1,728,740	1,730,591	1,851
HSBC	EU Euro	1,630,539	Buy	01/27/12	2,202,000	2,110,713	(91,287)
JPMorgan Chase & Co.	New Zealand Dollar	185,713	Buy	01/13/12	140,000	144,418	4,418
JPMorgan Chase & Co.	Canadian Dollar	157,254	Buy	01/27/12	154,000	154,263	263
JPMorgan Chase & Co.	EU Euro	1,205,651	Buy	01/27/12	1,577,000	1,560,701	(16,299)
JPMorgan Chase & Co.	Japanese Yen	11,324,797	Buy	01/27/12	146,000	147,194	1,194
JPMorgan Chase & Co.	Canadian Dollar	403,062	Buy	01/27/12	395,000	395,396	396

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Canadian Dollar	335,252	Buy	01/27/12	$330,000	$328,875	$(1,125)
JPMorgan Chase & Co.	Mexican Peso	25,943,558	Buy	01/27/12	1,839,281	1,854,583	15,302
Morgan Stanley	Indian Rupee	102,545,466	Buy	01/13/12	1,921,407	1,925,439	4,032
Morgan Stanley	Australian Dollar	905,804	Buy	01/13/12	899,978	924,958	24,980
Morgan Stanley	Indonesian Rupiah	13,630,858,355	Buy	01/27/12	1,492,975	1,498,945	5,970
Morgan Stanley	Norwegian Krone	13,641,044	Buy	01/27/12	2,338,715	2,278,644	(60,071)
Morgan Stanley	Russian Ruble	44,832,688	Buy	01/27/12	1,408,018	1,386,666	(21,352)
Morgan Stanley	EU Euro	6,024,911	Buy	01/27/12	8,022,892	7,799,177	(223,715)
							$(394,976)
Barclays Bank PLC	Norwegian Krone	889,687	Sell	01/27/12	148,000	148,616	$(616)
Barclays Bank PLC	EU Euro	386	Sell	01/27/12	516	500	16
Barclays Bank PLC	Mexican Peso	16,954,107	Sell	01/27/12	1,237,000	1,211,969	25,031
Citigroup, Inc.	Australian Dollar	2,187,064	Sell	01/13/12	2,167,897	2,233,310	(65,413)
Citigroup, Inc.	Japanese Yen	26,041,929	Sell	01/27/12	335,000	338,480	(3,480)
Citigroup, Inc.	Czech Koruna	26,227,225	Sell	01/27/12	1,376,557	1,327,737	48,820
Citigroup, Inc.	EU Euro	1,308,666	Sell	01/27/12	1,745,412	1,694,053	51,359
Credit Suisse First Boston	British Pound	1,075,204	Sell	01/13/12	1,669,000	1,669,576	(576)
Credit Suisse First Boston	EU Euro	2,729,618	Sell	01/27/12	3,676,503	3,533,458	143,045
Credit Suisse First Boston	Mexican Peso	13,000,000	Sell	01/27/12	951,461	929,309	22,152
Deutsche Bank AG	British Pound	196,313	Sell	01/13/12	306,000	304,834	1,166
Deutsche Bank AG	Australian Dollar	851,998	Sell	01/13/12	855,000	870,014	(15,014)
Deutsche Bank AG	Hungarian Forint	71,285,321	Sell	01/13/12	308,672	292,441	16,231
Deutsche Bank AG	Norwegian Krone	4,468,539	Sell	01/27/12	747,000	746,439	561
Deutsche Bank AG	EU Euro	371,749	Sell	01/27/12	496,000	481,225	14,775
Deutsche Bank AG	EU Euro	1,638,929	Sell	01/27/12	2,211,000	2,121,574	89,426
Deutsche Bank AG	EU Euro	221,783	Sell	01/27/12	298,000	287,096	10,904
Deutsche Bank AG	Japanese Yen	34,812,765	Sell	01/27/12	450,000	452,480	(2,480)
Deutsche Bank AG	EU Euro	262,499	Sell	01/27/12	350,000	339,802	10,198
Deutsche Bank AG	New Zealand Dollar	1,121,881	Sell	01/13/12	852,000	872,420	(20,420)
HSBC	Brazilian Real	4,276,409	Sell	01/13/12	2,326,664	2,285,010	41,654
HSBC	Brazilian Real	1,547,550	Sell	01/13/12	843,811	826,901	16,910
HSBC	South African Rand	26,102,444	Sell	01/27/12	3,091,791	3,217,902	(126,111)
HSBC	South Korean Won	1,002,906,500	Sell	01/13/12	850,000	869,713	(19,713)
HSBC	British Pound	94,137	Sell	01/13/12	146,000	146,175	(175)
HSBC	Indian Rupee	41,706,120	Sell	01/13/12	776,000	783,092	(7,092)
HSBC	Brazilian Real	7,587,194	Sell	01/13/12	4,127,962	4,054,059	73,903
HSBC	Norwegian Krone	4,645,521	Sell	01/27/12	781,000	776,003	4,997
HSBC	South African Rand	5,189,396	Sell	01/27/12	622,000	639,747	(17,747)
HSBC	Peruvian Nuevo Sol	330,527	Sell	01/27/12	121,988	122,274	(286)
HSBC	Colombian Peso	2,666,794,465	Sell	01/27/12	1,378,402	1,381,797	(3,395)
HSBC	South African Rand	32,536,370	Sell	01/27/12	3,853,878	4,011,074	(157,196)
Morgan Stanley	EU Euro	1,492,394	Sell	01/27/12	1,987,302	1,931,887	55,415
JPMorgan Chase & Co.	New Zealand Dollar	363,974	Sell	01/13/12	281,000	283,041	(2,041)
JPMorgan Chase & Co.	New Zealand Dollar	47,895	Sell	01/13/12	36,137	37,246	(1,109)
JPMorgan Chase & Co.	Mexican Peso	12,489,567	Sell	01/27/12	911,694	892,820	18,874
JPMorgan Chase & Co.	Turkish Lira	1,645,506	Sell	01/27/12	882,000	863,114	18,886
JPMorgan Chase & Co.	South African Rand	6,997,980	Sell	01/27/12	848,000	862,709	(14,709)
JPMorgan Chase & Co.	EU Euro	409,523	Sell	01/27/12	552,000	530,122	21,878
JPMorgan Chase & Co.	Japanese Yen	42,973,531	Sell	01/27/12	552,000	558,549	(6,549)
JPMorgan Chase & Co.	Canadian Dollar	643,129	Sell	01/27/12	621,000	630,896	(9,896)
JPMorgan Chase & Co.	EU Euro	1,653,509	Sell	01/27/12	2,202,000	2,140,449	61,551
JPMorgan Chase & Co.	Mexican Peso	17,826,107	Sell	01/27/12	1,263,791	1,274,305	(10,514)
Morgan Stanley	South Korean Won	1,558,862,939	Sell	01/13/12	1,343,268	1,351,833	(8,565)
Morgan Stanley	Taiwan New Dollar	41,905,878	Sell	01/13/12	1,381,619	1,384,398	(2,779)
Morgan Stanley	Australian Dollar	1,793,696	Sell	01/13/12	1,762,000	1,831,625	(69,625)
Morgan Stanley	EU Euro	1,141,521	Sell	01/27/12	1,538,000	1,477,686	60,314
UBS Warburg LLC	New Zealand Dollar	221,459	Sell	01/13/12	171,000	172,215	(1,215)
							$241,350

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

ING Balanced Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	4	03/08/12	$662,344	$43,073
Australia 10-Year Bond	6	03/15/12	729,633	6,594
Australia 3-Year Bond	7	03/15/12	775,644	(1,315)
Canada 10-Year Bond	11	03/21/12	1,445,144	11,651
Euro-Bobl 5-Year	15	03/08/12	2,428,849	37,829
Euro-Bund	9	03/08/12	1,619,569	50,268
Long Gilt	3	03/28/12	544,866	9,460
S&P 500 E-Mini	91	03/16/12	5,699,330	(9,920)
Short Gilt	22	03/28/12	3,598,677	16,126
U.S. Treasury 2-Year Note	16	03/30/12	3,528,750	393
U.S. Treasury 5-Year Note	556	03/30/12	68,531,342	255,421
U.S. Treasury Long Bond	71	03/21/12	10,281,688	87,041
U.S. Treasury Ultra Long Bond	27	03/21/12	4,325,063	143,350
			$104,170,899	$649,971
Short Contracts
Euro-Schatz	39	03/08/12	$5,569,482	$(13,772)
Medium Gilt	32	03/28/12	5,636,477	(71,926)
U.S. Treasury 10-Year Note	340	03/21/12	44,582,500	(387,866)
			$55,788,459	$(473,564)

ING Balanced Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2011:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	284,000	$16,282	$31,699	$(15,417)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	140,000	8,026	16,281	(8,255)
JPMorgan Chase & Co.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	959,000	54,980	58,251	(3,271)
							$79,288	$106,231	$(26,943)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%)(5)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	17.735	USD	284,000	$(48,334)	$(40,090)	$(8,244)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	17.735	USD	139,000	(23,657)	(17,987)	(5,670)
Goldman Sachs & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	17.735	USD	241,000	(41,015)	(30,790)	(10,225)
JPMorgan Chase & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	17.735	USD	480,000	(81,691)	(30,776)	(50,915)
								$(194,697)	$(119,643)	$(75,054)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

(4)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(5)  Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING Balanced Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2011:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on AUD-BBR-BBSW and pay a fixed rate equal to 4.118% Counterparty: UBS Warburg LLC	11/02/13	AUD	11,100,000	$(54,148)	$—	$(54,148)
Receive a floating rate based on AUD-BBR-BBSW and pay a fixed rate equal to 3.670% Counterparty: UBS Warburg LLC	11/22/13	AUD	15,500,000	54,685	—	54,685
Receive a floating rate based on AUD-BBR-BBSW and pay a fixed rate equal to 3.940% Counterparty: UBS Warburg LLC	12/07/14	AUD	14,400,000	7,237	—	7,237
Receive a fixed rate equal to 4.675% and pay a fixed rate based on AUD-BBR-BBSW Counterparty: UBS Warburg LLC	11/22/21	AUD	7,500,000	34,235	—	34,235
Receive a fixed rate equal to 9.960% and pay a floating rate based on Brazil Cetip Interbank Counterparty: Bank of America	01/02/14	BRL	5,000,000	(15,765)	—	(15,765)
Receive a fixed rate based on the calcuation of U.F.(Unidad de Fomento) 135,053 and pay a floating rate based on the 6-month Tasa Nominal Anual Promedio (TNA) Counterparty: Deutsche Bank AG	08/03/13	CLP	2,964,622,000	70,393	—	70,393
Receive a floating rate based on the 6-month CLP-CHIBNOM and pay a fixed rate equal to 4.990% Counterparty: Deutsche Bank AG	08/03/13	CLP	2,964,622,000	(65,994)	—	(65,994)
Receive a floating rate based on CZK-PRIBOR-PRBO and pay a fixed rate equal to 1.760% Counterparty: Bank of America	12/05/16	CZK	19,000,000	(4,686)	—	(4,686)
Receive a floating rate based on CZK-PRIBOR-PRBO and pay a fixed rate equal to 1.760% Counterparty: Deutsche Bank AG	12/05/16	CZK	19,000,000	(4,686)	—	(4,686)
Receive a floating rate based on CZK-PRIBOR-PRBO and pay a fixed rate equal to 1.755% Counterparty: Deutsche Bank AG	12/12/16	CZK	38,000,000	(8,782)	—	(8,782)
Receive a fixed rate equal to 2.890% and pay a floating rate based on the 3-month ILS-TELBOR Counterparty: Morgan Stanley	09/10/13	ILS	7,400,000	15,014	—	15,014
Receive a floating rate based on the 3-month ILS-TELBOR and pay a fixed rate equal to 3.470% Counterparty: Morgan Stanley	09/08/16	ILS	6,000,000	(25,044)	—	(25,044)
Receive a fixed rate equal to 4.390% and pay a floating rate based on the 3-month ILS-TELBOR Counterparty: Morgan Stanley	09/09/21	ILS	1,700,000	6,707	—	6,707
Receive a floating rate based on the 3-month South Korean Won and pay fixed rate equal to 3.470% Counterparty: Bank of America	10/05/16	KRW	2,000,000,000	(8,432)	—	(8,432)
Receive a floating rate based on the 3-month KRW-CD and pay a fixed rate equal to 3.830% Counterparty: Merrill Lynch	06/24/13	KRW	2,700,000,000	(17,146)	—	(17,146)
Receive a floating rate based on the 3-month KRW-CD and pay a fixed rate equal to 3.775% Counterparty: Merrill Lynch	06/24/13	KRW	5,353,100,000	(30,307)	—	(30,307)
Receive a fixed rate equal to 4.830% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	08/09/13	MXN	25,545,910	(6,900)	—	(6,900)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 5.580% Counterparty: Deutsche Bank AG	08/05/16	MXN	22,352,672	$13,885	$—	$13,885
Receive a fixed equal to 5.580% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	11/25/16	MXN	25,000,000	(21,954)	—	(21,954)
Receive a fixed rate equal to 6.480% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	07/30/21	MXN	6,386,478	(8,456)	—	(8,456)
Receive a floating rate based on 28-day MXN TIIE-BANXICO and pay a fixed rate equal to 6.920% Counterparty: Goldman Sachs & Co.	11/17/21	MXN	16,000,000	(14,428)	—	(14,428)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 5.290% Counterparty: Morgan Stanley	09/02/16	MXN	21,000,000	33,323	—	33,323
Receive a fixed rate equal to 6.270% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Morgan Stanley	08/27/21	MXN	12,000,000	(30,978)	—	(30,978)
Receive a floating rate based on 3-month MYR-KLIBOR-BNM and pay a fixed rate equal to 3.030% Counterparty: Deutsche Bank AG	11/22/13	MYR	15,000,000	(672)	—	(672)
Receive a fixed rate equal to 4.940% and pay a floating rate based on 6-month PLZ-WIBOR-WIBO Counterparty: Bank of America	12/02/13	PLN	16,000,000	16,970	—	16,970
Receive a floating rate based on 6-month PLZ-WIBOR-WIBO and pay a fixed rate equal to 5.095% Counterparty: Bank of America	12/01/16	PLN	6,500,000	(25,585)	—	(25,585)
Receive a floating rate based on 6-month PLZ-WIBOR-WIBO and pay a fixed rate equal to 4.770% Counterparty: Deutsche Bank AG	12/27/13	PLN	7,000,000	(1,312)	—	(1,312)
Receive a floating rate based on 6-month PLZ-WIBOR-WIBO and pay a fixed rate equal to 4.785% Counterparty: Morgan Stanley	12/12/13	PLN	16,000,000	(4,223)	—	(4,223)
Receive a floating rate based on 6-month PLZ-WIBOR-WIBO and pay a fixed rate equal to 4.775% Counterparty: Morgan Stanley	12/27/13	PLN	16,000,000	(3,442)	—	(3,442)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.478% Counterparty: Citigroup, Inc.	05/11/20	USD	6,583,000	(848,676)	—	(848,676)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.750% Counterparty: Credit Suisse First Boston	09/19/14	USD	8,600,000	13,375	—	13,375
Receive a fixed rate equal to 1.719% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Credit Suisse First Boston	09/19/17	USD	5,700,000	64,276	—	64,276
Receive a fixed rate equal to 1.721% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Credit Suisse First Boston	09/19/17	USD	1,600,000	18,231	—	18,231
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.870% Counterparty: Credit Suisse First Boston	12/24/17	USD	5,000,000	(415,767)	—	(415,767)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.444% Counterparty: Credit Suisse First Boston	12/24/20	USD	9,000,000	(1,152,557)	—	(1,152,557)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.598% Counterparty: Credit Suisse First Boston	09/19/22	USD	700,000	(24,013)	—	(24,013)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.585% Counterparty: Credit Suisse First Boston	09/19/22	USD	1,700,000	(56,386)	—	(56,386)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.710% Counterparty: JPMorgan Chase & Co.	09/23/14	USD	7,900,000	18,877	—	18,877
Receive a fixed rate equal to 1.593% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: JPMorgan Chase & Co.	09/23/17	USD	7,200,000	35,530	—	35,530
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.399% Counterparty: JPMorgan Chase & Co.	09/23/22	USD	2,400,000	(38,296)	—	(38,296)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.715% Counterparty: Morgan Stanley	09/27/14	USD	18,000,000	$42,409	$—	$42,409
Receive a fixed rate equal to 1.510% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Morgan Stanley	09/27/17	USD	15,800,000	12,461	—	12,461
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.235% Counterparty: Morgan Stanley	09/27/22	USD	4,500,000	(3,792)	—	(3,792)
Receive a fixed rate equal to 6.820% and pay a floating rate based on 3-month ZAR-JIBAR-SAFEX Counterparty: Morgan Stanley	11/16/16	ZAR	18,000,000	5,744	—	5,744
				$(2,429,075)	$—	$(2,429,075)

ING Balanced Portfolio Written OTC Options on December 31, 2011

	# of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options On Currencies
	5,100,000	Deutsche Bank AG	USD Put vs. EUR Call Currency Option	1.370	USD	01/16/12	$52,786	$(1,128)
	3,000,000	Deutsche Bank AG	USD Put vs. EUR Call Currency Option	1.370	USD	02/07/12	37,861	(4,949)
	3,500,000	Deutsche Bank AG	USD Put vs. EUR Call Currency Option	1.380	USD	01/16/12	32,895	(432)
	2,200,000	Deutsche Bank AG	USD Put vs. EUR Call Currency Option	1.380	USD	01/31/12	30,338	(1,505)
	4,400,000	Deutsche Bank AG	USD Put vs. JPY Call Currency Option	75.000	USD	06/01/12	82,368	(72,795)
Options On Securities
	781,000	JPMorgan Chase & Co.	U.S Treasury 30-Year Bond	93.969	USD	01/04/12	244	(3)
						Total Written OTC Options	$236,492	$(80,812)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$278,094
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,087,743
Credit contracts	Upfront payments paid on swap agreements	106,231
Interest rate contracts	Unrealized appreciation on swap agreements	463,352
Interest rate contracts	Net Assets — Unrealized appreciation**	661,206
Total Asset Derivatives		$2,596,626
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,241,369
Credit contracts	Upfront payments received on swap agreements	119,643
Credit contracts	Unrealized depreciation on swap agreements	101,997
Interest rate contracts	Unrealized depreciation on swap agreements	2,892,427
Equity contracts	Net Assets — Unrealized depreciation**	9,920
Interest rate contracts	Net Assets — Unrealized depreciation**	474,879
Foreign exchange contracts	Written options, at fair value	80,809
Interest rate contracts	Written options, at fair value	3
Total Liability Derivatives		$4,921,047

*  Includes purchased options.

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(513,888)	$—	$(513,888)
Equity contracts	—	—	50,416	—	—	50,416
Foreign exchange contracts	(2,081,986)	(386,619)	—	—	2,071,741	(396,864)
Interest rate contracts	113,079	—	922,193	(164,964)	92,428	962,736
Total	$(1,968,907)	$(386,619)	$972,609	$(678,852)	$2,164,169	$102,400
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$204,183	$—	$204,183
Equity contracts	—	—	(9,920)	—	—	(9,920)
Foreign exchange contracts	339,084	(145,743)	—	7,381	(43,708)	157,014
Interest rate contracts	—	—	(404)	(2,151,892)	241	(2,152,055)
Total	$339,084	$(145,743)	$(10,324)	$(1,940,328)	$(43,467)	$(1,800,778)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO   AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 89.6%
		Consumer Discretionary: 0.5%
9,100		Other Securities	$1,575,210	0.5
		Health Care: 7.8%
37,000	@	Biogen Idec, Inc.	4,071,850	1.3
145,200		Bristol-Myers Squibb Co.	5,116,848	1.6
274,400		Pfizer, Inc.	5,938,016	1.8
26,800		Roche Holding AG - Genusschein	4,532,372	1.4
36,900		Stryker Corp.	1,834,299	0.6
54,300		Other Securities	3,575,421	1.1
			25,068,806	7.8
		Information Technology: 79.8%
124,100		Accenture PLC	6,605,843	2.1
176,600	@	ACI Worldwide, Inc.	5,057,824	1.6
136,600		Altera Corp.	5,067,860	1.6
25,600	@	Apple, Inc.	10,368,000	3.2
46,000		ASML Holding NV	1,921,483	0.6
106,800		Automatic Data Processing, Inc.	5,768,268	1.8
199,500		Avago Technologies Ltd.	5,757,570	1.8
94,600	@	Check Point Software Technologies	4,970,284	1.5
267,900	@	eBay, Inc.	8,125,407	2.5
149,700	@	EMC Corp.	3,224,538	1.0
47,600	@	F5 Networks, Inc.	5,051,312	1.6
251,000	@	Fairchild Semiconductor International, Inc.	3,022,040	0.9
442,700	@	Fortinet, Inc.	9,655,287	3.0
123,500		Global Payments, Inc.	5,851,430	1.8
21,610	@	Google, Inc. - Class A	13,957,899	4.3
200,600		Hewlett-Packard Co.	5,167,456	1.6
58,153		International Business Machines Corp.	10,693,174	3.3
151,600	@	Imperva, Inc.	5,277,196	1.6
272,100	@	Informatica Corp.	10,048,653	3.1
62,800		Intuit, Inc.	3,302,652	1.0
117,700		Jabil Circuit, Inc.	2,313,982	0.7
215,500		Linear Technology Corp.	6,471,465	2.0
76,800	@	LogMeIn, Inc.	2,960,640	0.9
178,500	L	Microchip Technology, Inc.	6,538,455	2.0
108,700	@	Micros Systems, Inc.	5,063,246	1.6
383,600		Microsoft Corp.	9,958,256	3.1
28,400	@	MicroStrategy, Inc.	3,076,288	1.0
40,071		Motorola Solutions, Inc.	1,854,887	0.6
497,800	@	ON Semiconductor Corp.	3,843,016	1.2
298,700	@	Polycom, Inc.	4,868,810	1.5
258,400	@	QLIK Technologies, Inc.	6,253,280	1.9
171,480		Qualcomm, Inc.	9,379,956	2.9

Shares	Value	Percentage of Net Assets

181,300	@	Red Hat, Inc.	$7,485,877	2.3
80,900	@	Riverbed Technolgoy, Inc.	1,901,150	0.6
4,800		Samsung Electronics Co., Ltd.	4,415,222	1.4
76,200	@	Sandisk Corp.	3,749,802	1.2
391,000	@	Symantec Corp.	6,119,150	1.9
288,600	@	Temenos Group AG	4,711,455	1.5
195,800	@	Teradata Corp.	9,498,258	3.0
224,500	@	TIBCO Software, Inc.	5,367,795	1.7
126,800		Western Union Co.	2,315,368	0.7
201,200		Xilinx, Inc.	6,450,472	2.0
1,078,607		Other Securities	13,346,964	4.2
			256,837,970	79.8
		Materials: 0.3%
131,000		Other Securities (a)	926,170	0.3
		Telecommunications: 1.2%
132,100		AT&T, Inc.	3,994,704	1.2
		Total Common Stock (Cost $280,788,470)	288,402,860	89.6
EXCHANGE-TRADED FUNDS: 8.0%
229,300		Powershares QQQ	12,801,819	4.0
103,500		SPDR Trust Series 1	12,989,250	4.0
		Total Exchange-Traded Funds (Cost $25,652,155)	25,791,069	8.0
		Total Long-Term Investments (Cost $306,440,625)	314,193,929	97.6
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
		Securities Lending Collateralcc(1): 1.4%
1,089,641		BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $1,089,648, collateralized by various U.S. Government Agency Obligations, 5.000%-6.000%, Market Value plus accrued interest $1,111,434, due 05/15/24-04/15/41)	$1,089,641	0.3

See Accompanying Notes to Financial Statements

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
1,089,641	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $1,089,655, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $1,111,434, due 06/01/17-09/01/44)	$1,089,641	0.4
1,089,641	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,089,651, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $1,111,434, due 01/19/12-12/20/41)	1,089,641	0.3
229,399	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $229,401, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $233,987, due 06/28/12-11/01/41)	229,399	0.1
1,089,641	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $1,089,643, collateralized by various U.S. Government Securities, 1.875%-4.000%, Market Value plus accrued interest $1,111,435, due 02/15/15-06/30/15)	1,089,641	0.3
		4,587,963	1.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.7%
5,517,586	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,517,586)	$5,517,586	1.7
	Total Short-Term Investments (Cost $10,105,549)	10,105,549	3.1
	Total Investments in Securities (Cost $316,546,174)	$324,299,478	100.7
	Liabilities in Excess of Other Assets	(2,352,204)	(0.7)
	Net Assets	$321,947,274	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains loaned securities.

  Cost for federal income tax purposes is $321,378,641.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,552,124
Gross Unrealized Depreciation	(18,631,287)
Net Unrealized Appreciation	$2,920,837

See Accompanying Notes to Financial Statements

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$1,575,210	$—	$—	$1,575,210
Health Care	20,536,434	4,532,372	—	25,068,806
Information Technology	243,348,719	13,489,251	—	256,837,970
Materials	926,170	—	—	926,170
Telecommunications	3,994,704	—	—	3,994,704
Total Common Stock	270,381,237	18,021,623	—	288,402,860
Exchange-Traded Funds	25,791,069	—	—	25,791,069
Short-Term Investments	5,517,586	4,587,963	—	10,105,549
Total Investments, at value	$301,689,892	$22,609,586	$—	$324,299,478
Other Financial Instruments+
Forward Foreign Currency Contracts	—	497,184	—	497,184
Total Assets	$301,689,892	$23,106,770	$—	$324,796,662
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(230,279)	$—	$(230,279)
Total Liabilities	$—	$(230,279)	$—	$(230,279)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Short-Term Investments	$317,441	$—	$(317,441)	$—	$(79,360)	$79,360	$—	$—	$—
Total Investments, at value	$317,441	$—	$(317,441)	$—	$(79,360)	$79,360	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING BlackRock Science and Technology Opportunities Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	British Pound	625,000	Buy	01/18/12	$975,949	$970,454	$(5,495)
Citigroup, Inc.	Japanese Yen	200,000,000	Buy	01/18/12	2,564,001	2,599,141	35,140
Citigroup, Inc.	EU Euro	1,317,000	Buy	01/18/12	1,715,850	1,704,736	(11,114)
Citigroup, Inc.	EU Euro	1,411,000	Buy	01/18/12	1,892,227	1,826,409	(65,818)
Citigroup, Inc.	British Pound	749,000	Buy	01/18/12	1,179,583	1,162,993	(16,590)
Citigroup, Inc.	Japanese Yen	247,718,000	Buy	01/18/12	3,180,471	3,219,269	38,798
Citigroup, Inc.	British Pound	28,000	Buy	01/18/12	45,134	43,476	(1,658)
UBS Warburg LLC	Japanese Yen	52,000,000	Buy	01/18/12	667,083	675,776	8,693
UBS Warburg LLC	EU Euro	500,000	Buy	01/18/12	674,970	647,205	(27,765)
UBS Warburg LLC	Norwegian Krone	7,530,500	Buy	01/18/12	1,332,141	1,258,313	(73,828)
							$(119,637)
Citigroup, Inc.	Swiss Franc	1,557,000	Sell	01/18/12	$1,692,866	$1,658,157	$34,709
Citigroup, Inc.	EU Euro	99,000	Sell	01/18/12	135,222	128,147	7,075
Citigroup, Inc.	Japanese Yen	292,728,000	Sell	01/18/12	3,822,083	3,804,206	17,877
Citigroup, Inc.	Swiss Franc	3,268,000	Sell	01/18/12	3,551,043	3,480,321	70,722
Deutsche Bank AG	Hong Kong Sar Dollar	4,656,000	Sell	01/18/12	598,666	599,518	(852)
Deutsche Bank AG	EU Euro	5,619,000	Sell	01/18/12	7,463,549	7,273,278	190,271
Royal Bank of Scotland	Japanese Yen	266,510,000	Sell	01/18/12	3,471,642	3,463,484	8,158
Royal Bank of Scotland	British Pound	1,864,000	Sell	01/18/12	2,867,125	2,894,284	(27,159)
Royal Bank of Scotland	Norwegian Krone	9,820,000	Sell	01/18/12	1,654,156	1,640,879	13,277
UBS Warburg LLC	Swiss Franc	1,487,000	Sell	01/18/12	1,588,158	1,583,610	4,548
UBS Warburg LLC	Swiss Franc	2,195,000	Sell	01/18/12	2,405,524	2,337,608	67,916
							$386,542

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$497,184
Total Asset Derivatives		$497,184
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$230,279
Total Liability Derivatives		$230,279

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$1,668,136
Total	$1,668,136
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$200,394
Total	$200,394

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 11.2%
2,880,900		Comcast Corp. - Class A	$68,306,139	1.7
2,429,800	@	International Game Technology	41,792,560	1.1
1,793,432		Macy's, Inc.	57,712,642	1.5
544,200		McDonald's Corp.	54,599,586	1.4
1,664,600		Starbucks Corp.	76,588,246	2.0
1,326,500		Wyndham Worldwide Corp.	50,181,495	1.3
3,860,191		Other Securities (a)	84,988,766	2.2
			434,169,434	11.2
		Consumer Staples: 11.5%
3,034,400		Altria Group, Inc.	89,969,960	2.3
1,888,900		Coca-Cola Enterprises, Inc.	48,695,842	1.3
521,900		JM Smucker Co.	40,796,923	1.0
1,554,892		Procter & Gamble Co.	103,726,845	2.7
499,300	@	Ralcorp Holdings, Inc.	42,690,150	1.1
1,058,700		Wal-Mart Stores, Inc.	63,267,912	1.6
1,007,700		Other Securities	59,094,235	1.5
			448,241,867	11.5
		Energy: 12.5%
2,340,215		ExxonMobil Corp.	198,356,623	5.1
574,015		National Oilwell Varco, Inc.	39,027,280	1.0
724,700		Range Resources Corp.	44,887,918	1.1
1,110,200		Royal Dutch Shell PLC - Class A ADR	81,144,518	2.1
693,400		Schlumberger Ltd.	47,366,154	1.2
2,718,000		Other Securities	76,813,728	2.0
			487,596,221	12.5
		Financials: 13.3%
1,826,270		Citigroup, Inc.	48,049,164	1.2
3,979,700		Fifth Third Bancorp.	50,621,784	1.3
2,536,860		JPMorgan Chase & Co.	84,350,595	2.2
950,600		Prudential Financial, Inc.	47,644,072	1.2
885,600		Travelers Cos., Inc.	52,400,952	1.3
2,234,000		US Bancorp.	60,429,700	1.6
3,054,300		Wells Fargo & Co.	84,176,508	2.2
1,896,300		XL Group PLC	37,489,851	1.0
2,296,458		Other Securities	51,904,643	1.3
			517,067,269	13.3
		Health Care: 11.9%
1,137,100		Cardinal Health, Inc.	46,177,631	1.2
775,577		Covidien PLC	34,908,721	0.9
1,144,800	@	Express Scripts, Inc.	51,161,112	1.3

Shares			Value	Percentage of Net Assets
1,383,800		Johnson & Johnson	$90,749,604	2.3
4,808,517		Pfizer, Inc.	104,056,308	2.7
1,236,362		Teva Pharmaceutical Industries Ltd. ADR	49,899,570	1.3
3,598,300		Other Securities	87,911,212	2.2
			464,864,158	11.9
		Industrials: 10.2%
895,700		Boeing Co.	65,699,595	1.7
705,400		Cooper Industries PLC	38,197,410	1.0
749,900		Dover Corp.	43,531,695	1.1
734,900		General Dynamics Corp.	48,804,709	1.3
622,380		Union Pacific Corp.	65,934,937	1.7
3,339,930		Other Securities	132,824,372	3.4
			394,992,718	10.2
		Information Technology: 19.3%
1,767,200	@	Adobe Systems, Inc.	49,958,744	1.3
468,607	@	Apple, Inc.	189,785,835	4.9
206,600	@	Google, Inc. - Class A	133,442,940	3.4
4,866,500		Intel Corp.	118,012,625	3.0
1,965,800		Jabil Circuit, Inc.	38,647,628	1.0
2,796,500		Oracle Corp.	71,730,225	1.8
1,964,217		Qualcomm, Inc.	107,442,670	2.8
2,658,300		Seagate Technology	43,596,120	1.1
			752,616,787	19.3
		Materials: 3.6%
821,800		Allegheny Technologies, Inc.	39,282,040	1.0
949,000		EI Du Pont de Nemours & Co.	43,445,220	1.1
805,500		Monsanto Co.	56,441,385	1.5
			139,168,645	3.6
		Telecommunications: 3.5%
2,687,300		AT&T, Inc.	81,263,952	2.1
1,448,700		CenturyTel, Inc.	53,891,640	1.4
			135,155,592	3.5
		Utilities: 2.3%
1,258,800		Exelon Corp.	54,594,156	1.4
2,047,400		Other Securities	33,474,990	0.9
			88,069,146	2.3
		Total Common Stock (Cost $3,553,157,701)	3,861,941,837	99.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: — %
	Energy: —%
10,000,000	Other Securities	$—	—
	Utilities: —%
20,000,000	Other Securities	—	—
	Total Corporate Bonds/Notes (Cost $—)	—	—
	Total Long-Term Investments (Cost $3,553,157,701)	3,861,941,837	99.3
SHORT-TERM INVESTMENTS: 0.7%
	Securities Lending Collateralcc(1): 0.0%
420,028	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.05%, due 01/03/12 (Repurchase Amount $420,030, collateralized by various U.S. Government Agency Obligations, 0.000%-6.750%, Market Value plus accrued interest $428,429, due 01/03/12-03/01/47) (Cost $420,028)	420,028	0.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
28,388,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $28,388,000)	$28,388,000	0.7
	Total Short-Term Investments (Cost $28,808,028)	28,808,028	0.7
	Total Investments in Securities (Cost $3,581,965,729)	$3,890,749,865	100.0
	Liabilities in Excess of Other Assets	(605,756)	—
	Net Assets	$3,890,144,109	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains loaned securities.

  Cost for federal income tax purposes is $3,626,127,093.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$510,343,804
Gross Unrealized Depreciation	(245,721,032)
Net Unrealized Appreciation	$264,622,772

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock*	$3,861,941,837	$—	$—	$3,861,941,837
Corporate Bonds/Notes	—	—	—	—
Short-Term Investments	28,388,000	420,028	—	28,808,028
Total Investments, at value	$3,890,329,837	$420,028	$—	$3,890,749,865

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Short-Term Investments	$658,349	$—	$(658,349)	$—	$(164,587)	$164,587	$—	$—	$—
Total Investments, at value	$658,349	$—	$(658,349)	$—	$(164,587)	$164,587	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(610,979)
Total	$(610,979)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 32.5%
		Consumer Discretionary: 3.6%
8,757,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	$9,783,776	0.4
960,000	#,L	Odebrecht Finance Ltd., 7.500%, 09/29/49	943,200	0.0
2,875,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	3,033,125	0.1
71,182,000		Other Securities	75,346,323	3.1
			89,106,424	3.6
		Consumer Staples: 1.1%
3,259,000	#	Cargill, Inc., 3.250%, 11/15/21	3,285,515	0.1
2,890,000	#	Delphi Corp., 5.875%, 05/15/19	2,962,250	0.1
17,887,000		Other Securities	20,729,790	0.9
			26,977,555	1.1
		Energy: 5.8%
3,935,000	#	BG Energy Capital PLC, 2.875%, 10/15/16	4,026,379	0.2
9,781,000		BP Capital Markets PLC, 2.248%, 11/01/16	9,856,832	0.4
2,243,000		BP Capital Markets PLC, 3.561%, 11/01/21	2,339,025	0.1
1,005,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	1,050,225	0.0
2,116,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, 06/15/14	2,363,003	0.1
1,992,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	2,059,354	0.1
1,105,000	#	Empresa Nacional del Petroleo, 4.750%, 12/06/21	1,102,712	0.1
7,750,000		Energy Transfer Partners L.P., 4.650%-6.050%, 06/01/21-06/01/41	7,607,450	0.3
1,445,000	#	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	1,466,675	0.1
3,040,000	#	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	2,687,840	0.1

Principal Amount†				Value	Percentage of Net Assets
	2,468,000	#	KazMunaiGaz Finance Sub BV, 7.000%, 05/05/20	$2,619,165	0.1
	3,057,000	#	KazMunaiGaz Finance Sub BV, 8.375%, 07/02/13	3,217,493	0.1
	10,357,400		Petroleos de Venezuela SA, 8.500%, 11/02/17	7,835,373	0.3
	8,288,000	#	Schlumberger Investment SA, 1.950%, 09/14/16	8,396,788	0.3
	85,037,000		Other Securities (a)	86,433,949	3.5
				143,062,263	5.8
			Financials: 9.3%
BRL	9,142,000	#	Banco Votorantim SA, 6.250%, 05/16/16	5,000,224	0.2
	7,475,000		The Bank of New York Mellon Corp., 3.550%, 09/23/21	7,595,243	0.3
	11,595,000		Caterpillar Financial Services Corp., 2.050%, 08/01/16	11,918,454	0.5
	9,139,000		Citigroup, Inc., 3.953%, 06/15/16	9,118,538	0.4
	1,393,000		Citigroup, Inc., 4.500%, 01/14/22	1,342,229	0.0
	5,491,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	6,452,568	0.3
	7,236,000		General Electric Capital Corp., 5.300%, 02/11/21	7,746,160	0.3
	6,643,000		General Electric Capital Corp., 3.350%-4.650%, 10/17/16-10/17/21	6,935,659	0.3
	11,232,000		Goldman Sachs Group, Inc./The, 5.250%-5.350%, 01/15/16-07/27/21	11,173,539	0.4
	7,137,000	#	Hyundai Capital America, 4.000%, 06/08/17	7,072,275	0.3
	3,124,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	3,121,338	0.1
	4,439,000	#	ILFC E-Capital Trust II, 6.250%, 12/21/65	3,018,520	0.1
	3,437,000	#	International Lease Finance Corp., 7.125%, 09/01/18	3,574,480	0.1
	1,741,000	#	IPIC GMTN Ltd., 3.750%, 03/01/17	1,743,176	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Financials (continued)
4,500,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	$4,522,500	0.2
1,953,000	#	IPIC GMTN Ltd., 6.875%, 11/01/41	1,999,384	0.1
11,723,000		JPMorgan Chase & Co., 4.350%, 08/15/21	11,857,639	0.5
1,718,000		JPMorgan Chase & Co., 5.400%, 01/06/42	1,796,131	0.1
12,154,000		Morgan Stanley, 3.800%-5.750%, 04/29/16-07/28/21	11,258,600	0.5
1,220,000	#	Pacific Life Insurance Co., 9.250%, 06/15/39	1,626,955	0.1
61,576	#	Power Receivable Finance, LLC, 6.290%, 01/01/12	61,577	0.0
8,112,000		Simon Property Group L.P., 2.800%-4.125%, 01/30/17-12/01/21	8,365,900	0.3
112,487,000		Other Securities (a)	103,129,130	4.2
			230,430,219	9.3
		Health Care: 1.7%
4,439,000	#	Aristotle Holding, Inc., 3.500%, 11/15/16	4,526,963	0.2
2,170,000	#	Mylan, Inc./PA, 7.875%, 07/15/20	2,405,988	0.1
2,890,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	2,817,750	0.1
32,980,000		Other Securities	31,628,838	1.3
			41,379,539	1.7
		Industrials: 1.8%
2,835,000	#	Bombardier, Inc., 7.500%, 03/15/18	3,047,625	0.1
2,785,000	#	Bombardier, Inc., 7.750%, 03/15/20	3,049,575	0.1
3,505,000	#	Calpine Corp., 7.500%, 02/15/21	3,767,875	0.2
3,270,000	#	Energizer Holdings, Inc., 4.700%, 05/19/21	3,446,564	0.1
9,528,000		Lockheed Martin Corp., 2.125%-3.350%, 09/15/16-09/15/21	9,523,739	0.4
20,853,000		Other Securities	22,317,636	0.9
			45,153,014	1.8

Principal Amount†			Value	Percentage of Net Assets
		Information Technology: 1.1%
26,369,000		Other Securities	$27,645,884	1.1
		Materials: 2.1%
7,720,000		ArcelorMittal, 6.125%-9.850%, 06/01/18-06/01/19	8,267,229	0.3
2,780,000	#	FMG Resources August 2006 Pty Ltd, 6.375%, 02/01/16	2,710,500	0.1
1,585,000	#	Georgia-Pacific LLC, 5.400%, 11/01/20	1,758,117	0.1
1,445,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,603,950	0.1
2,616,000	#	Xstrata Canada Financial Corp., 4.950%, 11/15/21	2,676,725	0.1
32,577,370		Other Securities	34,627,998	1.4
			51,644,519	2.1
		Telecommunications: 2.4%
8,486,000		AT&T, Inc., 3.875%- 5.550%, 08/15/21- 08/15/41	9,618,082	0.4
1,375,000	#	Intelsat Jackson Holdings SA, 7.500%, 04/01/21	1,393,906	0.0
6,885,000	#	Telstra Corp. Ltd., 4.800%, 10/12/21	7,313,343	0.3
9,716,000		Verizon Communications, Inc., 2.000%-4.750%, 11/01/16-11/01/41	10,046,385	0.4
30,751,000		Other Securities	31,164,051	1.3
			59,535,767	2.4
		Utilities: 3.6%
3,604,000	#	Allegheny Energy Supply Co. LLC, 5.750%, 10/15/19	3,859,329	0.2
3,957,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	4,213,390	0.2
2,671,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	2,697,710	0.1
3,176,000	#	Enel Finance International S.A., 6.250%, 09/15/17	3,035,449	0.1
1,616,000	#	Illinois Tool Works, Inc., 3.375%, 09/15/21	1,692,233	0.1
2,596,000	#	Illinois Tool Works, Inc., 4.875%, 09/15/41	2,959,638	0.1
355,329	#	Juniper Generation, LLC, 6.790%, 12/31/14	291,092	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Utilities (continued)
6,190,000		Oncor Electric Delivery Co., 6.800%-7.500%, 09/01/18-09/01/38	$8,052,382	0.3
57,967,000		Other Securities	62,867,614	2.5
			89,668,837	3.6
		Total Corporate Bonds/Notes (Cost $787,655,485)	804,604,021	32.5
COLLATERALIZED MORTGAGE OBLIGATIONS: 10.7%
8,665,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	8,806,729	0.4
77,349,047	#,^	Banc of America Commercial Mortgage, Inc., 0.234%, 10/10/45	808,561	0.0
90,226,063	^	Banc of America Commercial Mortgage, Inc., 0.283%-5.841%, 07/10/43-06/10/49	10,806,232	0.5
8,130,235		Banc of America Funding Corp., 5.500%-5.750%, 02/25/35-11/25/35	8,009,875	0.3
1,520,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.351%, 03/11/41	1,082,063	0.0
1,440,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.496%, 07/10/43	1,200,734	0.1
2,030,000	#	Bank of America-First Union NB Commercial Mortgage, 6.250%, 04/11/37	1,882,111	0.1
1,292,080	#	Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	1,292,626	0.0
5,939,597		Bear Stearns Commercial Mortgage Securities, 8.050%-8.298%, 10/15/32	6,305,118	0.3
3,915,416	#,^	Commercial Mortgage Asset Trust, 0.737%, 01/17/32	47,751	0.0
5,852,247	#	Commercial Mortgage Pass Through Certificates, 6.250%, 12/17/13	5,831,050	0.2

Principal Amount†			Value	Percentage of Net Assets
9,000,000		Commercial Mortgage Pass Through Certificates, 5.814%, 12/10/49	$10,086,894	0.4
11,926,969		Credit Suisse Mortgage Capital Certificates, 5.448%, 01/15/49	12,046,323	0.5
23,156,981	#,^	DBUBS Mortgage Trust, 1.437%, 07/10/44	1,715,657	0.1
4,010,000	#	DBUBS Mortgage Trust, 5.557%, 11/10/46	3,315,744	0.1
18,254,717		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.414%-0.484%, 08/25/36-10/25/36	7,401,569	0.3
6,162,374		Freddie Mac, 5.000%, 02/15/35	6,864,028	0.3
6,205,622		Freddie Mac, 5.500%, 07/15/37	7,288,838	0.3
27,525,596	#,^	GS Mortgage Securities Corp. II, 1.161%, 03/10/44	1,530,891	0.1
2,315,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.389%, 07/15/46	1,728,438	0.1
9,091,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.981%-6.288%, 01/15/42-02/12/51	8,574,345	0.3
55,320,954	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.624%, 07/15/46	4,176,090	0.2
9,320,609		JPMorgan Mortgage Trust, 4.194%-5.320%, 07/25/35	8,420,855	0.3
118,859,580	#,^	LB-UBS Commercial Mortgage Trust, 0.207%, 09/15/39	2,152,975	0.1
40,504,642	#,^	LB-UBS Commercial Mortgage Trust, 0.287%, 11/15/38	669,327	0.0
172,524,692	#,^	LB-UBS Commercial Mortgage Trust, 0.664%, 11/15/38	4,120,804	0.2
1,234,000	#	LB-UBS Commercial Mortgage Trust, 5.750%, 01/15/36	1,229,314	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
81,330,967	^	LB-UBS Commercial Mortgage Trust, 0.174%-5.890%, 06/15/38-09/15/45	$23,373,779	1.0
160,453,258	#,^	Merrill Lynch Mortgage Trust, 0.530%, 02/12/51	2,687,929	0.1
2,670,000		Morgan Stanley Capital I, 5.300%, 06/15/40	2,041,654	0.1
901,000	#	Morgan Stanley Capital I, 7.350%, 07/15/32	921,328	0.0
1,402,000	#	Morgan Stanley Capital I, 5.255%, 09/15/47	1,181,113	0.1
17,440,615		Morgan Stanley Capital I, 0.528%-5.601%, 01/14/42-07/15/49	17,853,019	0.7
980,000	#	Nationslink Funding Corp., 5.000%, 08/20/30	992,391	0.0
49,004,317	#,^	RBSCF Trust, 0.989%, 04/15/24	1,311,037	0.0
33,288,858		Residential Accredit Loans, Inc., 0.464%-0.744%, 12/25/36-01/25/37	12,700,103	0.5
4,940,000	#	Vornado DP LLC, 6.356%, 09/13/28	4,936,357	0.2
177,179,383	#,^	Wachovia Bank Commercial Mortgage Trust, 0.136%, 03/15/42	1,519,579	0.1
676,000	#	Wachovia Bank Commercial Mortgage Trust, 5.125%, 08/15/35	670,208	0.0
3,125,000	#	Wachovia Bank Commercial Mortgage Trust, 5.704%, 02/15/35	3,087,448	0.1
8,372,702		Wells Fargo Mortgage Backed Securities Trust, 2.689%, 06/25/35	7,650,866	0.3
6,207,794		Wells Fargo Mortgage Backed Securities Trust, 5.000%-5.084%, 05/25/35-11/25/36	6,181,065	0.3
4,378,569	#	Wells Fargo Mortgage-Backed Securities Trust, 5.241%, 06/26/35	3,695,053	0.1
59,450,467		Other Securities	45,834,612	1.9
		Total Collateralized Mortgage Obligations (Cost $273,917,739)	264,032,483	10.7

Principal Amount†				Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 14.0%
			U.S. Treasury Bonds: 2.1%
	27,373,000		2.000%, due 11/15/21	$27,676,676	1.1
	20,498,000		3.750%, due 08/15/41	24,053,132	1.0
				51,729,808	2.1
			U.S. Treasury Notes: 11.9%
	34,356,000	L	0.250%, due 11/30/13	34,369,433	1.4
	21,067,000	L	0.375%, due 11/15/14	21,086,761	0.8
	43,470,000	L	0.875%, due 11/30/16	43,616,059	1.8
	194,716,000		1.375%, due 11/30/18	195,415,810	7.9
				294,488,063	11.9
			Total U.S. Treasury Obligations (Cost $343,341,623)	346,217,871	14.0
ASSET-BACKED SECURITIES: 5.8%
			Automobile Asset-Backed Securities: 0.3%
	8,039,000		CarMax Auto Owner Trust, 1.510%, 04/17/17	8,030,211	0.3
			Credit Card Asset-Backed Securities: 1.4%
EUR	27,084,000		MBNA Credit Card Master Note Trust, 5.600%, 07/17/14	35,346,504	1.4
			Home Equity Asset-Backed Securities: 0.1%
	2,394,863		Other Securities	2,126,873	0.1
			Other Asset-Backed Securities: 4.0%
	2,477,779	#	ARES CLO Funds, 0.799%, 09/18/17	2,416,930	0.1
	2,975,000	#	ARES CLO Funds, 3.162%, 02/26/16	2,593,861	0.1
	3,240,000	#	ARES CLO Ltd., 1.862%, 02/26/16	3,050,259	0.1
	6,786,418	#	Atrium CDO Corp., 0.767%, 06/27/15	6,656,119	0.3
	3,565,497	#	Atrium CDO Corp., 0.842%, 10/27/16	3,445,567	0.1
	1,183,102	#	Callidus Debt Partners Fund Ltd., 0.957%, 05/15/15	1,157,188	0.0
	1,899,006	#	Carlyle High Yield Partners, 0.823%, 08/11/16	1,845,375	0.1
	2,876,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	2,326,933	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Other Asset-Backed Securities (continued)
3,360,000	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	$3,314,018	0.1
2,700,000	#	Dryden Leveraged Loan CDO 2002-II, 2.859%, 09/17/16	2,316,155	0.1
464,562	#	Dryden Leveraged Loan CDO 2002-II, 1.110%, 12/22/15	458,551	0.0
2,000,000	#	Dryden Leveraged Loan CDO 2002-II, 6.184%, 12/22/15	2,030,000	0.1
27,370,000		Fieldstone Mortgage Investment Corp., 0.454%-0.534%, 11/25/36	8,896,191	0.4
2,330,928	#	First CLO Ltd., 0.772%, 07/27/16	2,297,227	0.1
1,900,000	#	First CLO Ltd., 2.722%, 07/27/16	1,726,747	0.1
6,250,000	#	Foxe Basin CLO Ltd., 2.246%, 12/15/15	6,035,656	0.2
2,750,000	#	Galaxy CLO Ltd., 1.953%, 01/15/16	2,645,690	0.1
1,067,610	#	Granite Ventures Ltd., 0.663%, 12/15/17	1,043,936	0.0
6,992,653	#	GSC Partners CDO Fund Ltd., 0.859%, 11/20/16	6,887,323	0.3
4,452,447	#	Katonah Ltd., 0.883%, 09/20/16	4,375,548	0.2
374,387	#	Katonah Ltd., 1.120%, 02/20/15	371,079	0.0
31,090,000		Morgan Stanley ABS Capital I, 0.564%, 03/25/36	11,429,492	0.5
3,058,649	#	Navigator CDO Ltd., 2.501%, 01/14/17	2,541,731	0.1
2,000,000	#	One Wall Street CLO Ltd., 1.053%, 01/06/16	1,802,946	0.1
2,500,000	#	Pacifica CDO Ltd., 1.342%, 05/13/16	2,300,685	0.1
2,431,834	#	Stanfield Carrera CLO Ltd., 1.026%, 03/15/15	2,410,555	0.1
2,150,000	#	Veritas CLO Ltd., 1.847%, 09/05/16	1,908,699	0.1
4,653,046	#	Wind River CLO Ltd., 0.889%, 12/19/16	4,470,851	0.2
6,271,565		Other Securities	4,560,793	0.2
			97,316,105	4.0
		Total Asset-Backed Securities (Cost $153,169,970)	142,819,693	5.8

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 28.8%
		Federal Home Loan Mortgage Corporation: 14.2%##
101,717,000	W	4.000%, due 10/15/40	$106,421,411	4.3
10,921,399		4.000%, due 10/01/41	11,476,276	0.5
8,986,698		4.000%, due 12/01/41	9,443,280	0.4
11,966,760		4.500%, due 08/01/41	12,688,655	0.5
8,398,727		4.500%, due 08/01/41	8,905,381	0.3
8,563,852		4.500%, due 10/01/41	9,080,467	0.4
16,798,381		5.500%, due 08/15/20	17,047,974	0.7
11,906,000		5.500%, due 06/15/37	13,185,679	0.5
6,583,368		6.000%, due 02/01/36	7,334,516	0.3
13,165,934		6.000%, due 10/15/37	15,603,778	0.6
158,803,337	^,W	3.378%-7.500%, due 08/15/16- 11/01/41	140,959,566	5.7
			352,146,983	14.2
		Federal National Mortgage Association: 11.9%##
34,623,000	W	3.500%, due 07/25/41	35,521,034	1.5
12,369,984		4.000%, due 09/01/41	13,013,922	0.5
10,160,000	W	4.500%, due 02/15/40	10,768,012	0.4
24,297,228		4.500%, due 09/01/41	25,883,650	1.1
18,051,837		5.000%, due 07/01/37	19,524,826	0.8
7,338,000	W	5.000%, due 02/01/39	7,912,430	0.3
8,579,701		6.000%, due 12/25/49	9,607,114	0.4
230,149,800	^,W	2.152%-27.426%, due 06/01/16- 01/25/48	171,108,905	6.9
			293,339,893	11.9
		Government National Mortgage Association: 2.7%
9,566,766		4.500%, due 08/20/41	10,457,371	0.4
195,024,013	^	2.125%-7.500%, due 04/20/28- 10/20/60	50,606,312	2.1
5,157,539		Other Securities	5,528,076	0.2
			66,591,759	2.7
		Total U.S. Government Agency Obligations (Cost $676,705,132)	712,078,635	28.8

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: 10.1%
BRL	23,817,000		Brazil Notas do Tesouro Nacional Series B, 6.000%, 08/15/16	$28,173,216	1.1
BRL	75,276,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	37,619,698	1.5
	7,935,000		Colombia Government International Bond, 4.375%, 07/12/21	8,569,800	0.4
	10,565,000	#	Indonesia Government International Bond, 4.875%, 05/05/21	11,357,375	0.5
	3,794,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	3,727,605	0.2
MXN	174,480,000		Mex Bonos De Desarrollo, 10.000%, 11/20/36	15,523,552	0.6
	10,225,000		Philippine Government International Bond, 4.000%, 01/15/21	10,531,750	0.4
	929,000	#	Republic of Indonesia, 5.875%, 03/13/20	1,056,737	0.0
	11,208,205	#	Russia Government Bond, 7.500%, 03/31/30	13,043,549	0.5
ZAR	492,982,142		South Africa Government Bond, 7.250%, 01/15/20	58,805,184	2.4
	7,534,000		Turkey Government International Bond, 5.125%-7.500%, 11/07/19-03/25/22	7,933,768	0.3
	1,789,000	#	Ukraine Government International Bond, 6.250%, 06/17/16	1,578,792	0.1
	52,676,025		Other Securities (b)	51,351,868	2.1
			Total Foreign Government Bonds (Cost $256,377,067)	249,272,894	10.1
Shares				Value	Percentage of Net Assets
PREFERRED STOCK: 0.2%
			Financials: 0.2%
	203,400		Other Securities	$5,184,144	0.2
			Total Preferred Stock (Cost $5,284,800)	5,184,144	0.2

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.1%
		Options on Currencies: 0.1%
60,800,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.310, Exp. 02/07/12 Counterparty: Deutsche Bank AG	$1,318,570	0.1
		Total Purchased Options (Cost $984,914)	1,318,570	0.1
		Total Long-Term Investments (Cost $2,497,436,730)	2,525,528,311	102.2
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.8%
		Commercial Paper: 3.9%
25,000,000		Barton Capital, 1.000%, 01/03/12	$24,997,916	1.0
25,000,000		Concord Minutemen Capital Co., 0.350%, 01/05/12	24,998,785	1.0
22,500,000		CVS Caremark, 0.460%, 01/04/12	22,498,850	0.9
20,000,000		VW Credit, Inc., 0.400%, 01/23/12	19,994,889	0.8
2,900,000		VW Credit, Inc., 0.500%, 02/27/12	2,897,656	0.2
			95,388,096	3.9
		Securities Lending Collateralcc(1): 3.8%
22,600,349		Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $22,600,597, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $23,052,358, due 06/28/12- 11/01/41)	22,600,349	0.9

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
22,600,349	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $22,600,597, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $23,052,356, due 04/01/20- 12/01/48)	$22,600,349	0.9
22,600,349	JPMorgan Chase & Co., Repurchase Agreement dated 12/30/11, 0.05%, due 01/03/12 (Repurchase Amount $22,600,473, collateralized by various U.S. Government Agency Obligations, 2.134%-5.939%, Market Value plus accrued interest $23,052,410, due 06/01/24- 03/01/41)	22,600,349	0.9
22,600,349	Morgan Stanley, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $22,600,547, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.375%, Market Value plus accrued interest $23,052,356, due 11/15/12- 10/01/44)	22,600,349	0.9

Principal Amount†	Value	Percentage of Net Assets

4,757,970	Royal Bank of Canada, Repurchase Agreement dated 12/30/11, 0.01%, due 01/03/12 (Repurchase Amount $4,757,975, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $4,853,131, due 08/15/12- 11/15/40)	$4,757,970	0.2
		95,159,366	3.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
2,690,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $2,690,000)	$2,690,000	0.1
	Total Short-Term Investments (Cost $193,237,462)	193,237,462	7.8
	Total Investments in Securities (Cost $2,690,674,192)	$2,718,765,773	110.0
	Liabilities in Excess of Other Assets	(247,971,485)	(10.0)
	Net Assets	$2,470,794,288	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

W  Settlement is on a when-issued or delayed-delivery basis.

L  Loaned security, a portion or all of the security is on loan at December 31, 2011.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  The grouping contains securities in default.

(b)  This grouping contains loaned securities.

BRL  Brazilian Real

EUR  EU Euro

MXN  Mexican Peso

ZAR  South African Rand

Cost for federal income tax purposes is $2,691,563,634.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$85,136,680
Gross Unrealized Depreciation	(57,934,541)
Net Unrealized Appreciation	$27,202,139

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Preferred Stock	$5,184,144	$—	$—	$5,184,144
Purchased Options	—	1,318,570	—	1,318,570
Corporate Bonds/Notes	—	804,604,021	—	804,604,021
Collateralized Mortgage Obligations	—	264,032,483	—	264,032,483
Short-Term Investments	2,690,000	190,547,462	—	193,237,462
U.S. Treasury Obligations	—	346,217,871	—	346,217,871
Foreign Government Bonds	—	249,272,894	—	249,272,894
Asset-Backed Securities	—	131,723,019	11,096,674	142,819,693
U.S. Government Agency Obligations	—	712,078,635	—	712,078,635
Total Investments, at value	$7,874,144	$2,699,794,955	$11,096,674	$2,718,765,773
Other Financial Instruments+
Swaps	—	1,976,752	—	1,976,752
Futures	6,076,627	—	—	6,076,627
Forward Foreign Currency Contracts	—	2,360,391	—	2,360,391
Total Assets	$13,950,771	$2,704,132,098	$11,096,674	$2,729,179,543
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(11,013,990)	$—	$(11,013,990)
Written Options	—	(100,300)	—	(100,300)
Futures	(8,658,719)	—	—	(8,658,719)
Forward Foreign Currency Contracts	—	(2,448,666)	—	(2,448,666)
Total Liabilities	$(8,658,719)	$(13,562,956)	$—	$(22,221,675)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$—	$(102,608)	$(77,804)	$102,608	$77,804	$—	$—	$—
U.S. Government Agency Obligations	6,952,056	—	—	—	—	—	—	(6,952,056)	—
Asset-Backed Securities	19,555,400	22,666,821	(11,764,578)	47,692	157,936	(11,197)	—	(19,555,400)	11,096,674
Short-Term Investments	7,366,047	—	(7,366,047)	—	(1,841,512)	1,841,512	—	—	—
Total Investments, at value	$33,873,503	$22,666,821	$(19,233,233)	$(30,112)	$(1,580,968)	$1,908,119	$—	$(26,507,456)	$11,096,674

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(11,197).

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC	Brazilian Real	110,421,544	Sell	01/13/12	$60,077,010	$59,001,445	$1,075,565
HSBC	Brazilian Real	21,720,724	Sell	01/13/12	11,843,361	11,606,015	237,346
HSBC	South African Rand	478,874,148	Sell	01/27/12	56,721,842	59,035,474	(2,313,632)
JPMorgan Chase & Co.	Mexican Peso	228,948,084	Sell	01/27/12	16,231,387	16,366,421	(135,034)
Morgan Stanley	EU Euro	28,209,877	Sell	01/27/12	37,564,836	36,517,356	1,047,480
							$(88,275)

ING Intermediate Bond Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 5-Year Note	8,339	03/30/12	$1,027,846,878	$3,773,370
U.S. Treasury Ultra Long Bond	1,469	03/21/12	235,315,438	2,303,257
			$1,263,162,316	$6,076,627
Short Contracts
U.S. Treasury 10-Year Note	6,720	03/21/12	$881,160,000	$(8,128,952)
U.S. Treasury 2-Year Note	620	03/30/12	136,739,066	(30,615)
U.S. Treasury Long Bond	586	03/21/12	84,860,125	(499,152)
			$1,102,759,191	$(8,658,719)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

ING Intermediate Bond Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2011:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	3,460,000	$198,364	$386,189	$(187,825)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	1,710,000	98,034	198,866	(100,832)
JPMorgan Chase & Co.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	13,751,000	788,352	835,257	(46,905)
							$1,084,750	$1,420,312	$(335,562)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%)(5)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	17.735	USD	3,460,000	$(588,854)	$(488,415)	$(100,439)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	17.735	USD	1,710,000	(291,023)	(221,274)	(69,749)
Goldman Sachs & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	17.735	USD	3,435,000	(584,599)	(438,863)	(145,736)
JPMorgan Chase & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	17.735	USD	6,874,000	(1,169,880)	(440,734)	(729,146)
								$(2,634,356)	$(1,589,286)	$(1,045,070)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(5)  Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

ING Intermediate Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2011:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.478% Counterparty: Citigroup, Inc.	05/11/20	USD	64,520,000	$(8,317,874)	$—	$(8,317,874)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.715% Counterparty: Morgan Stanley	09/27/14	USD	292,700,000	689,621	—	689,621
Receive a fixed rate equal to 1.510% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Morgan Stanley	09/27/17	USD	256,600,000	202,381	—	202,381
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.235% Counterparty: Morgan Stanley	09/27/22	USD	73,300,000	(61,760)	—	(61,760)
				$(7,487,632)	$—	$(7,487,632)

ING Intermediate Bond Portfolio Written OTC Options on December 31, 2011

# of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options On Currencies
60,800,000	Deutsche Bank AG	USD Put vs. EUR Call Currency Option	1.370	USD	02/07/12	$767,322	$(100,300)
					Total Written OTC Options	$767,322	$(100,300)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$1,318,570
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,360,391
Credit contracts	Upfront payments paid on swap agreements	1,420,312
Interest rate contracts	Unrealized appreciation on swap agreements	892,002
Interest rate contracts	Net Assets — Unrealized appreciation**	6,076,627
Total Asset Derivatives		$12,067,902
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,448,666
Credit contracts	Upfront payments received on swap agreements	1,589,286
Credit contracts	Unrealized depreciation on swap agreements	1,380,632
Interest rate contracts	Unrealized depreciation on swap agreements	8,379,634
Interest rate contracts	Net Assets — Unrealized depreciation**	8,658,719
Foreign exchange contracts	Written options, at fair value	100,300
Total Liability Derivatives		$22,557,237

*  Includes purchased options.

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.
The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(5,666,405)	$—	$(5,666,405)
Foreign exchange contracts	(927,287)	2,946,671	—	—	539,619	2,559,003
Interest rate contracts	1,230,526	—	(9,633,261)	(1,314,309)	828,636	(8,888,408)
Total	$303,239	$2,946,671	$(9,633,261)	$(6,980,714)	$1,368,255	$(11,995,810)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$2,760,960	$—	$2,760,960
Foreign exchange contracts	333,656	6,303,835	—	—	667,022	7,304,513
Interest rate contracts	—	—	(2,153,351)	(6,363,528)	—	(8,516,879)
Total	$333,656	$6,303,835	$(2,153,351)	$(3,602,568)	$667,022	$1,548,594

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2011

Principal Amount†		Value	Percentage of Net Assets
ASSET BACKED COMMERCIAL PAPER: 32.0%
31,250,000	CAFCO LLC, 0.320%, due 01/05/12	$31,248,889	2.7
12,500,000	CAFCO LLC, 0.350%, due 01/23/12	12,497,351	1.1
4,900,000	Ciesco LLC, 0.100%, due 01/23/12	4,899,701	0.4
12,500,000	Ciesco LLC, 0.350%, due 01/26/12	12,496,962	1.1
18,000,000	Ciesco LLC, 0.350%, due 01/06/12	17,999,169	1.5
13,600,000	Ciesco LLC, 0.400%, due 02/27/12	13,591,387	1.2
26,000,000	Concord Minutemen Capital Co., 0.390%, due 02/13/12	25,981,337	2.2
17,750,000	Concord Minutemen Capital Co., 0.400%, due 01/05/12	17,749,234	1.5
5,250,000	Concord Minutemen Capital Co., 0.793%, due 06/01/12	5,232,488	0.4
22,500,000	Crown Point Capital Co., 0.390%, due 02/13/12	22,483,875	1.9
22,500,000	Crown Point Capital Co., 0.400%, due 01/05/12	22,499,061	1.9
4,000,000	Crown Point Capital Co., 0.793%, due 06/22/12	3,984,814	0.3
14,650,000	Jupiter Securitization Company LLC, 0.218%,due 01/05/12	14,649,646	1.2
18,300,000	Jupiter Securitization Company LLC, 0.220%,due 01/18/12	18,298,099	1.6
8,500,000	Jupiter Securitization Company LLC, 0.220%,due 01/20/12	8,499,013	0.7
3,000,000	Jupiter Securitization Company LLC, 0.220%,due 02/27/12	2,998,955	0.3
10,000,000	Old Line Funding LLC, 0.210%,due 01/04/12	9,999,825	0.8
9,000,000	Old Line Funding LLC, 0.240%,due 01/03/12	8,999,880	0.8
26,500,000	Old Line Funding LLC, 0.300%,due 05/18/12	26,469,525	2.2
700,000	Thunder Bay Funding LLC, 0.080%, due 01/09/12	699,988	0.1
2,500,000	Thunder Bay Funding LLC, 0.120%, due 02/06/12	2,499,700	0.2
1,000,000	Thunder Bay Funding LLC, 0.160%, due 01/17/12	999,929	0.1
3,250,000	Thunder Bay Funding LLC, 0.210%, due 01/11/12	3,249,810	0.3

Principal Amount†		Value	Percentage of Net Assets
25,750,000	Thunder Bay Funding LLC, 0.212%, due 01/03/12	$25,749,692	2.2
1,500,000	Thunder Bay Funding LLC, 0.220%, due 01/04/12	1,499,972	0.1
13,000,000	Thunder Bay Funding LLC, 0.401%, due 04/02/12	12,986,711	1.1
10,500,000	Variable Funding Capital, 0.200%, due 01/04/12	10,499,825	0.9
17,500,000	Variable Funding Capital, 0.203%, due 01/03/12	17,499,803	1.5
16,500,000	Variable Funding Capital, 0.220%, due 02/03/12	16,496,672	1.4
4,000,000	Variable Funding Capital, 0.220%, due 02/10/12	3,999,022	0.3
	Total Asset Backed Commercial Paper (Cost $376,760,335)	376,760,335	32.0
CERTIFICATE OF DEPOSIT: 1.9%
10,250,000	Credit Suisse New York, 0.385%, due 01/08/12	10,250,000	0.9
9,000,000	Deutsche Bank NY, 0.729%,due 02/21/12	9,000,000	0.8
3,000,000	Toronto Dominion Bank NY, 0.150%, due 01/03/12	3,000,000	0.2
	Total Certificate of Deposit (Cost $22,250,000)	22,250,000	1.9
FINANCIAL COMPANY COMMERCIAL PAPER: 20.5%
10,250,000	American Honda Finance, 0.180%, due 01/18/12	10,249,129	0.9
8,500,000	American Honda Finance, 0.200%, due 01/04/12	8,499,858	0.7
12,500,000	ANZ National Int'l Ltd., 0.500%, due 07/13/12	12,466,319	1.1
11,950,000	ASB Finance Ltd. London, 0.370%, due 01/20/12	11,947,797	1.0
4,250,000	Australia and New Zealand Banking Group, 0.100%,due 01/05/12	4,249,883	0.4
16,750,000	Australia and New Zealand Banking Group, 0.541%,due 06/29/12	16,704,775	1.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
FINANCIAL COMPANY COMMERCIAL PAPER (continued)
8,000,000		Australia and New Zealand Banking Group, 0.572%,due 07/17/12	$7,974,920	0.7
20,500,000		Barclays US Funding LLC, 0.070%, due 01/04/12	20,499,880	1.7
7,250,000		Commonwealth Bank of Australia, 0.280%,due 01/04/12	7,249,858	0.6
11,750,000	#	Commonwealth Bank of Australia, 0.313%,due 05/18/12	11,745,086	1.0
10,250,000		Deutsche Bank Financial LLC, 0.250%,due 01/04/12	10,249,787	0.9
16,250,000		General Electric Capital Corp., 0.170%,due 01/03/12	16,249,847	1.4
20,250,000		HSBC USA, Inc., 0.150%,due 01/03/12	20,249,831	1.7
31,750,000		Standard Chartered Bank, 0.351%, due 01/03/12	31,749,395	2.7
38,250,000		Toronto Dominion Holdings USA, 0.098%,due 01/03/12	38,249,790	3.2
10,500,000		Westpac Securities NZ Ltd., 0.100%, due 01/17/12	10,499,485	0.9
600,000		Westpac Securities NZ Ltd., 0.370%, due 03/05/12	599,605	0.0
2,000,000		Westpac Securities NZ Ltd., 0.380%, due 03/16/12	1,998,417	0.2
		Total Financial Company Commercial Paper (Cost $241,433,662)	241,433,662	20.5
GOVERNMENT AGENCY DEBT: 5.1%
13,000,000		Fannie Mae Discount Notes, 0.010%, due 02/13/12	12,999,845	1.1
1,500,000		Fannie Mae Discount Notes, 0.025%, due 02/08/12	1,499,960	0.1
349,000		Fannie Mae Discount Notes, 0.150%, due 01/18/12	348,997	0.0
8,150,000		Farmer Mac Discount Note, 0.020%, due 01/05/12	8,149,982	0.7
10,000,000		Farmer Mac Discount Note, 0.030%, due 01/04/12	9,999,975	0.8

Principal Amount†		Value	Percentage of Net Assets
2,475,000	Federal Home Loan Bank Discount Notes, 0.030%, due 03/07/12	$2,474,864	0.2
1,600,000	Federal Home Loan Bank Discount Notes, 0.050%, due 02/08/12	1,599,992	0.1
1,500,000	Federal Home Loan Bank Discount Notes, 0.100%, due 02/01/12	1,499,987	0.1
1,000,000	Freddie Mac Discount Notes, 0.100%, due 02/08/12	999,989	0.1
1,900,000	Freddie Mac Discount Notes, 0.100%, due 02/14/12	1,899,977	0.2
10,200,000	Freddie Mac Discount Notes, 0.150%, due 02/17/12	10,199,800	0.9
135,000	Freddie Mac Discount Notes, 0.200%, due 01/27/12	134,998	0.0
7,750,000	Freddie Mac Discount Notes, 0.300%, due 01/23/12	7,749,986	0.7
1,000,000	Freddie Mac Discount Notes, 0.500%, due 01/09/12	999,999	0.1
	Total Government Agency Debt (Cost $60,558,351)	60,558,351	5.1
GOVERNMENT AGENCY REPURCHASE AGREEMENT: 4.0%
26,514,000	Deutsche Bank AG Repurchase Agreement dated 12/30/11, 0.050%, due 01/03/12, $26,514,147 to be received upon repurchase (Collateralized by $27,024,000, FNMA, 1.000%, Market Value plus accrued interest $27,044,989 due 11/14/13), 0.050%,due 01/03/12	26,514,000	2.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
GOVERNMENT AGENCY REPURCHASE AGREEMENT (continued)
20,000,000		Morgan Stanley Repurchase Agreement dated 12/30/11, 0.050%, due 01/03/12, $20,000,111 to be received upon repurchase (Collateralized by $16,833,000, FNMA, 2.375%-6.210%, Market Value plus accrued interest $20,400,921 due 07/28/15- 08/06/38), 0.050%, due 01/03/12	$20,000,000	1.7
		Total Government Agency Repurchase Agreement (Cost $46,514,000)	46,514,000	4.0
OTHER COMMERCIAL PAPER: 4.9%
16,500,000		BHP Billiton Finance USA Ltd., 0.160%, due 01/03/12	16,499,854	1.4
11,750,000		Pepsico, Inc., 0.030%, due 01/26/12	11,749,755	1.0
29,500,000		Pepsico, Inc., 0.070%, due 01/04/12	29,499,828	2.5
		Total Other Commercial Paper (Cost $57,749,437)	57,749,437	4.9
OTHER INSTRUMENT: 4.5%
53,000,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.096%,due 01/03/12	53,000,000	4.5
		Total Other Instrument (Cost $53,000,000)	53,000,000	4.5
OTHER NOTE: 16.3%
13,250,000	#	American Honda Finance, 0.410%, due 01/11/12	13,251,144	1.1
8,250,000	#	American Honda Finance, 0.729%, due 02/20/12	8,250,000	0.7
20,250,000		Bank of America, 0.270%,due 01/05/12	20,250,090	1.7
4,500,000		BB&T Corp., 0.040%, due 07/27/12	4,578,701	0.4
12,490,000		General Electric Capital Corp., 0.040%,due 08/13/12	12,707,530	1.1
7,250,000		General Electric Capital Corp., 5.000%,due 10/19/12	7,500,592	0.7

Principal Amount†			Value	Percentage of Net Assets
12,000,000		JPMorgan Chase & Co., 5.000%,due 01/15/12	$12,018,958	1.0
141,000		JPMorgan Chase Bank, 0.230%,due 04/26/12	140,895	0.0
18,000,000	#	Rabobank Nederland, 0.601%,due 02/16/12	18,009,208	1.5
5,450,000		Rabobank Nederland, 5.000%,due 01/25/12	5,466,039	0.5
7,000,000		Royal Bank of Canada NY, 0.941%, due 03/30/12	7,014,963	0.6
15,250,000	#	Royal Bank of Canada, 0.631%,due 03/30/12	15,250,000	1.3
14,000,000	#	Svenska Handelsbanken AB, 0.611%,due 03/08/12	14,000,000	1.2
2,284,000		Total Capital SA, 5.000%,due 05/22/12	2,323,799	0.2
20,000,000		Toyota Motor Credit Corp., 0.809%, due 04/11/12	20,000,000	1.7
1,250,000		Wachovia Corp., 0.383%,due 10/23/11	1,249,730	0.1
10,500,000		Wal-Mart Stores, Inc., 0.420%,due 06/01/12	10,715,366	0.9
18,500,000		Westpac Banking Corp, 0.031%, due 03/27/12	18,500,000	1.6
		Total Other Note (Cost $191,227,015)	191,227,015	16.3
TREASURY DEBT: 11.0%
40,250,000		Treasury Bill, 0.033%, due 06/21/12	40,243,750	3.4
13,000,000		Treasury Bill, 0.043%, due 06/14/12	12,997,411	1.1
41,250,000		Treasury Bill, 0.048%, due 06/07/12	41,241,424	3.5
35,000,000		Treasury Bill, 0.055%, due 06/28/12	34,990,428	3.0
		Total Treasury Debt (Cost $129,473,013)	129,473,013	11.0
		Total Investments in Securities (Cost $1,178,965,813)*	$1,178,965,813	100.2
		Liabilities in Excess of Other Assets	(2,494,847)	(0.2)
		Net Assets	$1,176,470,966	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

  Cost for federal income tax purposes is the same as for financial statement purposes.

  Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	—
Net Unrealized Depreciation	$—

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Certificate of Deposit	$—	$22,250,000	$—	$22,250,000
Government Agency Repurchase Agreement	—	46,514,000	—	46,514,000
Government Agency Debt	—	60,558,351	—	60,558,351
Treasury Debt	—	129,473,013	—	129,473,013
Asset Backed Commercial Paper	—	376,760,335	—	376,760,335
Other Note	—	191,227,015	—	191,227,015
Financial Company Commercial Paper	—	241,433,662	—	241,433,662
Other Instrument	53,000,000	—	—	53,000,000
Other Commercial Paper	—	57,749,437	—	57,749,437
Total Investments, at value	$53,000,000	$1,125,965,813	$—	$1,178,965,813

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Short-Term Investments	$597,605	$—	$(597,605)	$—	$(149,401)	$149,401	$—	$—	$—
Total Investments, at value	$597,605	$—	$(597,605)	$—	$(149,401)	$149,401	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO   AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 14.1%
187,100	@	Ascena Retail Group, Inc.	$5,560,612	0.9
137,657	@	Life Time Fitness, Inc.	6,435,465	1.1
138,900		Wolverine World Wide, Inc.	4,950,396	0.8
4,810,636		Other Securities	67,503,577	11.3
			84,450,050	14.1
		Consumer Staples: 1.3%
279,551		Other Securities	7,674,189	1.3
		Energy: 5.9%
155,400	@	Bill Barrett Corp.	5,294,478	0.9
214,415	@	Carrizo Oil & Gas, Inc.	5,649,835	0.9
88,200	@	Dril-Quip, Inc.	5,805,324	1.0
112,300	@	Unit Corp.	5,210,720	0.9
875,283		Other Securities (a)	13,060,212	2.2
			35,020,569	5.9
		Financials: 19.6%
47,600	@	Affiliated Managers Group, Inc.	4,567,220	0.7
112,200		American Campus Communities, Inc.	4,707,912	0.8
449,182		CubeSmart	4,779,296	0.8
105,847		Delphi Financial Group	4,689,022	0.8
102,559		IBERIABANK Corp.	5,056,159	0.8
264,258		LaSalle Hotel Properties	6,397,686	1.1
244,550		Primerica, Inc.	5,683,342	0.9
78,033	@	Signature Bank	4,681,200	0.8
255,600		Starwood Property Trust, Inc.	4,731,156	0.8
698,700		Susquehanna Bancshares, Inc.	5,855,106	1.0
108,500	@	SVB Financial Group	5,174,365	0.9
3,345,988		Other Securities (a)	61,035,842	10.2
			117,358,306	19.6
		Health Care: 11.6%
124,600	@	Centene Corp.	4,932,914	0.8
81,400	@	Haemonetics Corp.	4,983,308	0.8
354,606	@	Healthsouth Corp.	6,265,888	1.1
67,100	@	Mednax, Inc.	4,831,871	0.8
195,300	@	PSS World Medical, Inc.	4,724,307	0.8
140,700	@	Thoratec Corp.	4,721,892	0.8
1,876,903		Other Securities (a)	38,889,229	6.5
			69,349,409	11.6
		Industrials: 18.3%
234,985		Actuant Corp.	5,331,810	0.9
134,200		Acuity Brands, Inc.	7,112,600	1.2

Shares			Value	Percentage of Net Assets
148,344	@	Atlas Air Worldwide Holdings, Inc.	$5,700,860	0.9
226,500		Barnes Group, Inc.	5,460,915	0.9
174,900		Brady Corp.	5,521,593	0.9
89,578	@	Clean Harbors, Inc.	5,708,806	1.0
376,400		Heartland Express, Inc.	5,378,756	0.9
173,796	@	HUB Group, Inc.	5,636,204	0.9
97,200		Regal-Beloit Corp.	4,954,284	0.8
105,600	@	Teledyne Technologies, Inc.	5,792,160	1.0
95,700		Toro Co.	5,805,162	1.0
70,100		Watsco, Inc.	4,602,766	0.8
176,539		Watts Water Technologies, Inc.	6,039,399	1.0
123,000		Woodward Governor Co.	5,034,390	0.8
1,759,698		Other Securities	31,527,328	5.3
			109,607,033	18.3
		Information Technology: 16.5%
186,700		Adtran, Inc.	5,630,872	0.9
89,409	@	Ansys, Inc.	5,121,347	0.9
93,500	@	Concur Technologies, Inc.	4,748,865	0.8
169,022		MKS Instruments, Inc.	4,702,192	0.8
283,400	@	Parametric Technology Corp.	5,174,884	0.9
3,695,573		Other Securities (a)	73,224,403	12.2
			98,602,563	16.5
		Materials: 5.6%
159,100		Buckeye Technologies, Inc.	5,320,304	0.9
241,200		HB Fuller Co.	5,574,132	0.9
88,032		Minerals Technologies, Inc.	4,976,449	0.8
705,100	@	Thompson Creek Metals Co., Inc.	4,907,496	0.8
305,218		Worthington Industries	4,999,471	0.8
577,522		Other Securities	8,026,837	1.4
			33,804,689	5.6
		Telecommunications: 1.3%
488,749		Other Securities	7,537,815	1.3
		Utilities: 3.4%
175,200		Cleco Corp.	6,675,120	1.1
144,197		El Paso Electric Co.	4,994,984	0.9
261,522		Other Securities	8,432,036	1.4
			20,102,140	3.4
		Total Common Stock (Cost $543,830,494)	583,506,763	97.6

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.7%
59,565	Other Securities	$4,389,345	0.7
	Total Exchange-Traded Funds (Cost $4,036,363)	4,389,345	0.7
	Total Long-Term Investments (Cost $547,866,857)	587,896,108	98.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.3%
	Securities Lending Collateralcc(1): 1.8%
2,628,658	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $2,628,693, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $2,681,231, due 06/01/17-09/01/44)	$2,628,658	0.4
2,628,658	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $2,628,681, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $2,681,231, due 01/19/12-12/20/41)	2,628,658	0.4
2,628,658	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $2,628,687, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,681,231, due 06/28/12-11/01/41)	2,628,658	0.4

Principal Amount†		Value	Percentage of Net Assets
2,628,658	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $2,628,687, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $2,681,231, due 04/01/20-12/01/48)	$2,628,658	0.5
553,401	Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $553,407, collateralized by various U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $564,469, due 08/01/13-10/01/47)	553,401	0.1
		11,068,033	1.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.5%
8,753,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $8,753,000)	$8,753,000	1.5
	Total Short-Term Investments (Cost $19,821,033)	19,821,033	3.3
	Total Investments in Securities (Cost $567,687,890)	$607,717,141	101.6
	Liabilities in Excess of Other Assets	(9,609,754)	(1.6)
	Net Assets	$598,107,387	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or inaggregate respectively as of December 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO   AS OF DECEMBER 31, 2011 (CONTINUED)

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains loaned securities.

  Cost for federal income tax purposes is $580,135,586.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$77,675,155
Gross Unrealized Depreciation	(50,093,600)
Net Unrealized Appreciation	$27,581,555

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/11
Asset Table
Investments, at value
Common Stock*	$583,506,763	$—	$—	$583,506,763
Exchange-Traded Funds	4,389,345	—	—	4,389,345
Short-Term Investments	8,753,000	11,068,033	—	19,821,033
Total Investments, at value	$596,649,108	$11,068,033	$—	$607,717,141

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/10	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Short-Term Investments	$1,691,816	$—	$(1,691,816)	$—	$(422,954)	$422,954	$—	$—	$—
Total Investments, at value	$1,691,816	$—	$(1,691,816)	$—	$(422,954)	$422,954	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2011 were as follows:

Portfolio Name	Type	Per Share Amount
ING Balanced Portfolio
Class I	NII	$0.3106
Class S	NII	$0.2801
ING Growth and Income Portfolio
Class ADV	NII	$0.1915
Class I	NII	$0.2882
Class S	NII	$0.2573
Class S2	NII	$0.1611
ING Intermediate Bond Portfolio
Class ADV	NII	$0.5459
Class I	NII	$0.5783
Class S	NII	$0.5458
Class S2	NII	$0.5708

Portfolio Name	Type	Per Share Amount
ING Money Market Portfolio
Class I	NII	$0.0000	*
Class S	NII	$—
All Classes	STCG	$0.0000	*
All Classes	ROC	$0.0001
ING Small Company Portfolio
Class ADV	NII	$0.0587
Class I	NII	$0.0706
Class S	NII	$0.0389
Class S2	NII	$0.0628

NII — Net investment income
STCG — Short-term capital gain
ROC — Return of capital
*  Rounds to $0.0000 per share

Of the ordinary distributions made during the year ended December 31, 2011, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Balanced Portfolio	33.10%
ING Growth and Income Portfolio	100.00%
ING Intermediate Bond Portfolio	0.34%
ING Small Company Portfolio	100.00%

For the year ended December 31, 2011, 100% of ordinary income dividends paid by ING Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director/Trustee who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee ("Non-Interested Director/Trustee"). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions Held by Director/Trustee During the Past Five Years
Independent Directors/Trustees:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:70	Chairman/ Director/ Trustee	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present) and various positions with Academy of Economics and Finance (2003 - 2012). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); various positions, Marine Midland Bank (1978 -1990); and Economist, Federal Reserve Bank of New York (1969 - 1978).
Ph.D. in Economics
Director of Academy of Economics and Finance (February 2001 -February 2003).
			Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.	37	None.

Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director/ Trustee	January 2009 - June 2010 July 2011 - Present	President and Chief Executive Officer, Connecticut Children's Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children's Medical Center (January 2006 - May 2006); various positions for the Phoenix Companies, Inc. (1984 - 2000); Assistant Vice President, CNA Insurance Company, Inc. (1980 - 1984); and various positions at CIGNA Corporation (1973 - 1980).	37	None.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions Held by Director/Trustee During the Past Five Years
Russell Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director/ Trustee	December 2007 - Present	Retired. Director, Hill — Stead Museum (non-profit) (2008 - Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008); President, Hartford Area Business Economists (1986 - 1987); and Corporate Loan Officer and Credit Analyst, Hartford National Bank (July 1966 - April 1973). Certified AARP Tax Counselor (2011)	37	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 - 2005).

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 76	Director/ Trustee	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986 - 1993).	37	None.

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director/ Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Anderson LLP (1995 - 1999); Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); and Consultant, Arthur Anderson & Co. (1984 - 1985).	37	None.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions Held by Director/Trustee During the Past Five Years
Director/Trustee who is an "Interested Person"

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director/ Trustee	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177	ING Capital Corporation, LLC and ING Investments Distributor, LLC (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

(1)  The information reported includes the principle occupation during the last five years for each Director/Trustee and other information relating to the professional experiences, attributes and skills relevant to each Director's/Trustee's qualifications to serve as a Director/Trustee.

(2)  Except for Mr. Mathews and for the purposes of this table "ING Fund Complex" means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. Therefore, for the purposes of this table with reference to Mr. Mathews, "Fund Complex" includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2012.

(3)  "Interested Person," by virtue of this Director's/Trustee's current or prior affiliation with any of the Portfolios, ING or any of ING's affiliates.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	April 2002 - Present	Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 - Present	Chief Compliance Officer, ING Funds (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 - Present	Vice President — Fund Compliance, ING Funds Services, LLC (October 2009 - Present). Formerly, Finance Director, ING Funds Services, LLC (September 2006 - October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010)

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management — ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	June 2008 - Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	June 2008 - Present	Vice President and Counsel, ING Investment Management — ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)  The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a "Fund" or a "Portfolio" and, collectively, the "Funds" or the "Portfolios") has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with the sub-adviser of each Fund (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2012, followed by specific considerations with respect to each Fund covered by this report (each, a "Covered Fund").

Overview of the Review Process

At a meeting of the Board held on December 15, 2011, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (i) comparative performance data for each Fund for various time periods; (ii) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (iii) comparative data regarding the total expenses of each Fund; (iv) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (v) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (vi) financial statements of the Adviser and each Sub-Adviser (or their parent company); (vii) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (viii) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (ix) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (x) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage and the use of Commission Sharing Arrangements; (xi) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (xii) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (xiii) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (xiv) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (xv) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (xvi) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees ("Independent Counsel") on behalf of the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser's recommendation that the Agreement be renewed and the basis provided by the Adviser for such recommendation.

The type and format of the information provided to the Board has been codified in the ING Funds' 15(c) Methodology Guide (the "Guide"), which sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. As part of its ongoing process, the Contracts Committee annually reviews the Guide, and recommends or considers recommendations from the Adviser for revisions to the Guide. In addition, in recent years the Contracts Committee has employed the services of an independent consultant (the "Independent Consultant") to assist in its review and analysis of, among other matters, the Guide.

The Contracts Committee began the formal review process in August 2011 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the "Peer Group Methodology"). Prior to the August meeting, the Contracts Committee engaged the Independent Consultant to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant's findings were reported to the Contracts Committee at the August meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 18-19, 2011 and December 13-14, 2011, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2012, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a "manager-of-managers" structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the "manager-of-managers" structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not increased the quantity of research acquired through the use of soft dollars from the Funds' brokerage. In this regard, the Independent Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep's plans for divestiture of its insurance business, including its investment management business (the "Insurance Divestiture"). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser's responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years, including during periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser's efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds' securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board's approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve performance of certain Covered Funds as indicated in the Fund-by-Fund analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), and (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc. The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2011 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2011. For Funds with a minimum of a three-year performance record, the Board also reviewed the three-year performance against similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a "Selected Peer Group").

Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Fund, are set forth below under "Fund-by-Fund Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser's undertaking not to terminate or amend any such fee waiver or expense limitation agreement prior to December 31, 2012 without the prior approval of the Board. Additionally, the Board considered undertakings by the Adviser to work with the Board to implement breakpoints for certain Funds to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow.

The Board considered information regarding the nature of services and fee rates offered by the Adviser and each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of such services to those services provided to the Funds. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or the applicable Sub-Adviser for these differences. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider such information to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Covered Fund that the management fee charged to the Covered Fund for advisory, sub-advisory and related services is fair and reasonable. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under "Fund-by-Fund Analysis."

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2010 and December 31, 2009 and the nine-month period ended September 30, 2011. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds'

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund grow, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of certain of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. Additionally, the Board noted that the total assets under management of many of the Funds have increased during the past year, and considered undertakings by the Adviser to work with the Board to implement breakpoints for certain of these Funds, to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Covered Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2012, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Covered Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2011 and the management fees and expense data described below are as of June 30, 2011.

ING Balanced Portfolio

In evaluating the investment performance of ING Balanced Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median for each period presented; (2) the Portfolio underperformed its benchmark index for each period presented; and (3) that the Portfolio is ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter, year-to-date and five-year periods, and in the fifth quintile for the one-year and three-year period. The Board considered that in 2010 the Sub-Adviser implemented material changes to the investment strategies used to manage the equity component of the Portfolio, shifting from a quantitative based model to a fundamental research method for selecting stocks in the equity component of the Portfolio and increasing the Portfolio's exposure to international equities. The Board also considered recent changes in 2009 and 2010 to the Sub-Adviser's portfolio management teams. The Board concluded that appropriate actions are being taken to improve performance and that additional time is required to evaluate the effectiveness of such actions.

In assessing the reasonableness of the management fee of ING Balanced Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING BlackRock Science and Technology Opportunities Portfolio

In evaluating the investment performance of ING BlackRock Science and Technology Opportunities

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median for each period presented; (2) the Portfolio underperformed its benchmark index for the most recent calendar quarter, year-to-date and one-year periods and outperformed its benchmark index for the three-year and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the fourth quintile for the year-to-date, one-year and three-year periods and the third quintile for the most recent calendar quarter and the five-year periods. Additionally, the Board considered recent additions to the portfolio management team made by the Sub-Adviser. The Board concluded that appropriate actions are being taken to improve performance and that additional time is required to evaluate the effectiveness of such actions.

In assessing the reasonableness of the management fee for ING BlackRock Science and Technology Opportunities Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the portfolios in its Selected Peer Group.

ING Growth and Income Portfolio

In evaluating the investment performance of ING Growth and Income Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, three-year and five-year periods, but underperformed for the year-to-date and one-year periods; (2) the Portfolio underperformed its benchmark index for each period presented; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for the most recent calendar quarter and year-to-date periods, in the second quintile for the three-year and five-year periods, and in the fourth quintile for the one-year period. The Board noted that the Fund had significantly underperformed its peers during relatively short time periods in 2010 and 2011, which had the effect of masking the Fund's otherwise strong long-term performance record. After further consideration of these matters, the Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee for ING Growth and Income Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Small Company Portfolio

In evaluating the investment performance of ING Small Company Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and five-year period, but underperformed for the year-to-date, one-year and three-year periods; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter, year-to-date, three-year and five-year periods, but underperformed the benchmark index for the one-year period; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the five-year period, in the third quintile for the most recent calendar quarter, year-to-date and three-year periods and in the fourth quintile for the one-year period. The Board noted that the Portfolio had significantly underperformed its peers during relatively short time periods in 2010 and 2011, which had the effect of masking the Portfolio's otherwise strong long-term performance record. After further consideration of these matters, the Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee for ING Small Company Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Intermediate Bond Portfolio

In evaluating the investment performance of ING Intermediate Bond Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and one-year periods, but underperformed for the three-year and five-year periods; (2) the Portfolio underperformed its benchmark index for each period presented; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the one-year period, the second quintile for the year-to-date period, in the third quintile for the most recent calendar quarter, and in the fourth quintile for the three-year and five-year periods. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Intermediate Bond Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Money Market Portfolio

In evaluating the investment performance of ING Money Market Portfolio, the Board noted that: (1) the Portfolio performed equal to its Morningstar category median for the most recent calendar quarter and outperformed for the year-to-date, one-year, three-year and five-year periods; (2) the Portfolio performed equal to its benchmark index for the most recent calendar quarter and underperformed for the year-to-date, one-year, three-year and five-year periods; and (3) although the Portfolio is not ranked by Morningstar, the Portfolio is ranked in its Lipper category in the first quintile for each period presented. In assessing the performance of the Fund, the Board noted that throughout 2011 the Sub-Adviser continued to operate the Fund in a risk averse manner by investing primarily in highly liquid instruments of short duration of high quality issuers that have received direct central government support or guarantees and securities that are the subject of liquidity programs of the Federal Reserve or the U.S. Treasury due to the continued high level of volatility in the money markets. The Board also recognized that since 2009 the Adviser and its affiliates have been waiving, and/or reimbursing fees in order for the Fund to maintain a net yield equal to, or greater than zero. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Money Market Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group. The Board noted that during 2011 the Adviser and its affiliates continued to voluntarily waive, and/or reimburse fees in order for the Fund to maintain a net yield equal to, or greater than zero.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

  VPAR-ACAPAPALL  (1211-022212)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph Obermeyer is an audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Obermeyer is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $7,421 for year ended December 31, 2011 and $9,407 for year ended December 31, 2010.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,400 for year ended December 31, 2011 and $2,150 for year ended December 31, 2010.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $4,334 in the year ended December 31, 2011 and $4,799 in the year ended December 31, 2010.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.                                     Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.                                 Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                                Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

4

not be supported in the Internal Revenue Code and related regulations.  The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                                Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                            Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

5

VIII.                        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                                Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: September 22, 2010

6

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period  September 22, 2010 through December 31, 2011

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre-Approval Period

(1)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excluding tax services — See Appendix C for tax services associated with fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.  [Note:  Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	√		Not to exceed $2,400 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $2,000 per course

8

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	√		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		√	Not to exceed $2,000 per course during the Pre-Approval Period

(2)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

9

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	√		Not to exceed $50,000 during the Pre-Approval Period

10

Appendix D
Pre-Approved Other Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	√	√	Not to exceed $5,000 per Fund during the Pre-Approval Period

11

Appendix E

Prohibited Non-Audit Services
Dated:             2010 and 2011

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

12

EXHIBIT A

ING BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

13

(e) (2)                     Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,122,245 for year ended December 31, 2011 and $1,220,728 for year ended December 31, 2010.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

14

Item 6.  Schedule of Investments

Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

ING Balanced Portfolio, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of assets and liabilities, including the summary portfolio of investments of ING Balanced Portfolio as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified report thereon dated February 24, 2012 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR).  In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolio of investments included in Item 6 of this Form N-CSR.  The portfolio of investments is the responsibility of management.  Our responsibility is to express an opinion on the portfolio of investments based on our audits.

In our opinion, the portfolio of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

February 24, 2012

PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO	AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 53.3%
		Consumer Discretionary: 6.2%
39,332		Accor S.A.	$991,223	0.2
25,120	@	Bed Bath & Beyond, Inc.	1,456,206	0.3
38,530		Brinker International, Inc.	1,031,063	0.2
18,204		Cie Generale des Etablissements Michelin	1,072,599	0.2
12,990		Coach, Inc.	792,910	0.1
101,600		Comcast Corp. — Class A	2,408,936	0.4
36,890		Foot Locker, Inc.	879,458	0.2
38,130		Harley-Davidson, Inc.	1,482,113	0.3
145,880		International Game Technology	2,509,136	0.5
22,245	@	Liberty Media Corp.	1,736,222	0.3
97,080		Macy’s, Inc.	3,124,035	0.6
19,100		McDonald’s Corp.	1,916,303	0.4
63,260	@	Michael Kors Holdings Ltd.	1,723,835	0.3
153,800		Nissan Motor Co., Ltd.	1,377,293	0.3
109,931		Regal Entertainment Group	1,312,576	0.2
24,880		Ross Stores, Inc.	1,182,546	0.2
24,410		Scripps Networks Interactive - Class A	1,035,472	0.2
57,700		Starbucks Corp.	2,654,777	0.5
10,560		Weight Watchers International, Inc.	580,906	0.1
63,219		WPP PLC	662,989	0.1
78,299		Wyndham Worldwide Corp.	2,962,051	0.6
			32,892,649	6.2
		Consumer Staples: 5.3%
108,600		Altria Group, Inc.	3,219,990	0.6
21,600		Beam, Inc.	1,106,568	0.2
13,900		Coca-Cola Co.	972,583	0.2
153,930		Coca-Cola Enterprises, Inc.	3,968,315	0.7
19,400		ConAgra Foods, Inc.	512,160	0.1
5,900		Herbalife Ltd.	304,853	0.1
16,410		Hershey Co.	1,013,810	0.2
29,907		Imperial Tobacco Group PLC	1,131,688	0.2
18,500		JM Smucker Co.	1,446,145	0.3
17,316		Metro AG	631,395	0.1
18,529		Nestle S.A.	1,064,000	0.2
54,735		Procter & Gamble Co.	3,651,372	0.7
26,050	@	Ralcorp Holdings, Inc.	2,227,275	0.4
43,000		Seven & I Holdings Co., Ltd.	1,198,398	0.2
190,112		Tesco PLC	1,189,491	0.2
50,781		Unilever NV	1,746,027	0.4
37,200		Wal-Mart Stores, Inc.	2,223,072	0.4
7,452		Whole Foods Market, Inc.	518,510	0.1
			28,125,652	5.3
		Energy: 6.3%
44,600		Arch Coal, Inc.	647,146	0.1
22,000		BP PLC ADR	940,280	0.2
47,310	@	Cameron International Corp.	2,327,179	0.4
69,611		ENI S.p.A.	1,435,211	0.3
25,800		Ensco International PLC ADR	1,210,536	0.2
81,632		ExxonMobil Corp.	6,919,128	1.3
32,000		Halliburton Co.	1,104,320	0.2
177		Inpex Holdings, Inc.	1,114,432	0.2
28,600	@	Key Energy Services, Inc.	442,442	0.1
36,300	@,L	McMoRan Exploration Co.	528,165	0.1
13,350		Murphy Oil Corp.	744,129	0.1
20,219		National Oilwell Varco, Inc.	1,374,690	0.3
81,610	@	Precision Drilling Corp.	837,319	0.2
47,610		Range Resources Corp.	2,948,963	0.6
39,200		Royal Dutch Shell PLC - Class A ADR	2,865,128	0.5
92,977		Royal Dutch Shell PLC - Class A	3,411,234	0.6
24,500		Schlumberger Ltd.	1,673,595	0.3
18,930		Statoil ASA	484,803	0.1
5,877		Technip S.A.	550,967	0.1
18,396		Total S.A.	938,707	0.2
18,870	@	Unit Corp.	875,568	0.2
305		World Fuel Services Corp.	12,804	0.0
			33,386,746	6.3
		Financials: 8.1%
106,500		AIA Group Ltd.	331,526	0.1
16,200		Ameriprise Financial, Inc.	804,168	0.2
65,400		Banco do Brasil S.A.	830,977	0.2
62,500		Blackstone Group LP	875,625	0.2
22,856		BNP Paribas	889,997	0.2
1,166,000		China Construction Bank	809,916	0.2
63,780		Citigroup, Inc.	1,678,052	0.3
27,164		Deutsche Bank AG	1,029,538	0.2
14,231	@	Deutsche Boerse AG	744,818	0.1
9,142		Digital Realty Trust, Inc.	609,497	0.1
183,790		Fifth Third Bancorp.	2,337,809	0.4
21,907		Hannover Rueckversicheru - Reg	1,085,505	0.2
146,746		HSBC Holdings PLC	1,120,257	0.2
281,895		Intesa Sanpaolo S.p.A.	469,500	0.1
10,770		Jones Lang LaSalle, Inc.	659,770	0.1
89,257		JPMorgan Chase & Co.	2,967,795	0.6
27,812		Lazard Ltd.	726,171	0.1
508,374		Legal & General Group PLC	812,414	0.2
19,440		Marsh & McLennan Cos., Inc.	614,693	0.1
47,354		National Australia Bank Ltd.	1,128,043	0.2
11,200		National Bank Of Canada	793,097	0.1

See Accompanying Notes to Financial Statements

1

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
132,000		Oversea-Chinese Banking Corp.	$796,072	0.1
33,400		Prudential Financial, Inc.	1,674,008	0.3
90,120		Prudential PLC	891,656	0.2
18,100		Reinsurance Group of America, Inc.	945,725	0.2
41,432		Sampo OYJ	1,024,862	0.2
46,770		Standard Chartered PLC	1,022,970	0.2
48,200		Sumitomo Mitsui Financial Group, Inc.	1,336,720	0.3
85,725		Swedbank AB	1,106,247	0.2
18,060		T. Rowe Price Group, Inc.	1,028,517	0.2
60,200		Tokio Marine Holdings, Inc.	1,333,059	0.2
31,400		Travelers Cos., Inc.	1,857,938	0.4
29,140		UDR, Inc.	731,414	0.1
61,800		United Overseas Bank Ltd.	727,296	0.1
77,200		US Bancorp.	2,088,260	0.4
106,833		Wells Fargo & Co.	2,944,318	0.6
37,220		Westpac Banking Corp.	759,817	0.1
66,600		XL Group PLC	1,316,682	0.2
			42,904,729	8.1
		Health Care: 6.3%
27,430	@	Agilent Technologies, Inc.	958,130	0.2
7,230	@	Alexion Pharmaceuticals, Inc.	516,945	0.1
59,800		Cardinal Health, Inc.	2,428,478	0.5
12,420		Cooper Cos., Inc.	875,858	0.2
27,500		Covidien PLC	1,237,775	0.2
40,400	@	Express Scripts, Inc.	1,805,476	0.3
82,098		GlaxoSmithKline PLC	1,870,665	0.3
68,058	@	HCA Holdings, Inc.	1,499,318	0.3
28,010	@	Impax Laboratories, Inc.	564,962	0.1
49,100		Johnson & Johnson	3,219,978	0.6
7,290	@	Laboratory Corp. of America Holdings	626,721	0.1
19,530		Medicis Pharmaceutical Corp.	649,373	0.1
54,400	@	Mylan Laboratories	1,167,424	0.2
42,265		Novartis AG	2,413,039	0.5
9,970		Perrigo Co.	970,081	0.2
170,771		Pfizer, Inc.	3,695,484	0.7
25,801		Sanofi-Aventis	1,885,989	0.4
41,070		St. Jude Medical, Inc.	1,408,701	0.3
27,200		Takeda Pharmaceutical Co., Ltd.	1,194,774	0.2
69,600		Teva Pharmaceutical Industries Ltd. ADR	2,809,056	0.5
10,580	@	Waters Corp.	783,449	0.1
17,380	@	Watson Pharmaceuticals, Inc.	1,048,709	0.2
			33,630,385	6.3
		Industrials: 6.2%
14,840		Acuity Brands, Inc.	786,520	0.2
23,186		Alstom	700,445	0.1
14,109		Ametek, Inc.	593,989	0.1
9,370	@	BE Aerospace, Inc.	362,713	0.1
31,300		Boeing Co.	2,295,855	0.4
24,900		Cooper Industries PLC	1,348,335	0.3
36,530	@	Corrections Corp. of America	744,116	0.1
45,630		Dover Corp.	2,648,822	0.5
16,060		Equifax, Inc.	622,164	0.1
41,760		European Aeronautic Defence and Space Co. NV	1,300,364	0.3
85,166	@	Fiat Industrial SpA	725,563	0.1
34,080		Fluor Corp.	1,712,520	0.3
11,930		Gardner Denver, Inc.	919,326	0.2
25,800		General Dynamics Corp.	1,713,378	0.3
41,000		General Electric Co.	734,310	0.1
36,000		JGC Corp.	864,312	0.2
4,020		Joy Global, Inc.	301,379	0.1
51,900		Komatsu Ltd.	1,210,199	0.2
15,388		Nordson Corp.	633,678	0.1
38,450		Pall Corp.	2,197,417	0.4
6,730		Regal-Beloit Corp.	343,028	0.1
13,390		Roper Industries, Inc.	1,163,189	0.2
60,203		Koninklijke Philips Electronics NV	1,263,158	0.3
18,098		Siemens AG	1,731,538	0.3
20,760	@	TransDigm Group, Inc.	1,986,317	0.4
26,900		Trinity Industries, Inc.	808,614	0.2
21,900		Union Pacific Corp.	2,320,086	0.4
21,420		Waste Connections, Inc.	709,859	0.1
			32,741,194	6.2
		Information Technology: 8.5%
89,490	@	Adobe Systems, Inc.	2,529,882	0.5
33,470		Analog Devices, Inc.	1,197,557	0.2
16,522	@	Apple, Inc.	6,691,410	1.3
22,610	@	Ariba, Inc.	634,889	0.1
20,723		Capgemini S.A.	644,280	0.1
18,480	@	Citrix Systems, Inc.	1,122,106	0.2
7,300	@	Google, Inc. - Class A	4,715,070	0.9
294,900		Hitachi Ltd.	1,534,061	0.3
170,300		Intel Corp.	4,129,775	0.8
23,890		Intuit, Inc.	1,256,375	0.2
107,520		Jabil Circuit, Inc.	2,113,843	0.4
23,740	@	Lam Research Corp.	878,855	0.2
22,544	@	Micros Systems, Inc.	1,050,099	0.2
20,100	@	NetApp, Inc.	729,027	0.1
56,200		Omron Corp.	1,128,102	0.2
99,400		Oracle Corp.	2,549,610	0.5
46,550	@	QLogic Corp.	698,250	0.1
69,766		Qualcomm, Inc.	3,816,200	0.7
36,700	@	Riverbed Technolgoy, Inc.	862,450	0.2
20,716		SAP AG	1,095,701	0.2
136,020		Seagate Technology	2,230,728	0.4
24,300		Tokyo Electron Ltd.	1,231,224	0.3
72,240		Western Union Co.	1,319,102	0.2

See Accompanying Notes to Financial Statements

2

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
30,160		Xilinx, Inc.	$966,930	0.2
			45,125,526	8.5
		Materials: 2.8%
41,330		Allegheny Technologies, Inc.	1,975,574	0.3
20,661		ArcelorMittal	375,419	0.1
15,200		Barrick Gold Corp.	687,800	0.1
12,665		BASF AG	881,715	0.2
47,454		BHP Billiton PLC	1,387,339	0.2
6,690		CF Industries Holdings, Inc.	969,916	0.2
15,770		Cliffs Natural Resources, Inc.	983,259	0.2
33,400		EI Du Pont de Nemours & Co.	1,529,052	0.3
27,462		Iluka Resources Ltd.	434,971	0.1
7,337		K+S AG	330,910	0.1
28,400		Monsanto Co.	1,989,988	0.4
27,520		Packaging Corp. of America	694,605	0.1
20,765		Rio Tinto PLC	1,014,291	0.2
14,950		Sigma-Aldrich Corp.	933,777	0.2
53,758		Xstrata PLC	818,468	0.1
			15,007,084	2.8
		Telecommunications: 2.4%
93,700		AT&T, Inc.	2,833,488	0.5
50,900		CenturyTel, Inc.	1,893,480	0.4
86,484		Deutsche Telekom AG	992,045	0.2
735		NTT DoCoMo, Inc.	1,349,475	0.3
29,050	@	SBA Communications Corp.	1,247,988	0.2
333,000		Singapore Telecommunications Ltd.	793,123	0.2
42,878		Telefonica S.A.	738,707	0.1
977,236		Vodafone Group PLC	2,724,617	0.5
			12,572,923	2.4
		Utilities: 1.2%
40,492		E.ON AG	872,607	0.2
177,507		Enel S.p.A.	720,097	0.1
312,536		Energias de Portugal S.A.	965,226	0.2
43,800		Exelon Corp.	1,899,606	0.4
106,300		HongKong Electric Holdings	785,985	0.1
71,400		NV Energy, Inc.	1,167,390	0.2
			6,410,911	1.2
		Total Common Stock (Cost $282,263,175)	282,797,799	53.3

EXCHANGE-TRADED FUNDS: 5.0%
85,200		iShares MSCI Emerging Markets Index Fund	3,232,488	0.6
611,600		Vanguard Emerging Markets	23,369,236	4.4
		Total Exchange-Traded Funds (Cost $29,693,872)	26,601,724	5.0

PREFERRED STOCK: 0.2%
		Consumer Discretionary: 0.1%
5,578		Volkswagen AG	833,972	0.1

		Financials: 0.1%
8,050	P	Citigroup Capital XII	202,538	0.1
4,500	P	Citigroup Capital XIII	117,270	0.0
			319,808	0.1
		Total Preferred Stock (Cost $1,213,316)	1,153,780	0.2

Principal Amount†
CORPORATE BONDS/NOTES: 12.9%
		Consumer Discretionary: 1.5%
228,000		AMC Entertainment, Inc., 8.750%, 06/01/19	237,120	0.0
140,000	#	AMC Networks, Inc., 7.750%, 07/15/21	152,950	0.0
349,000		AutoZone, Inc., 4.000%, 11/15/20	358,087	0.1
147,000		Cablevision Systems Corp., 8.625%, 09/15/17	163,538	0.0
155,000		CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	157,712	0.0
165,000		CCO Holdings LLC / CCO Holdings Capital Corp., 7.000%, 01/15/19	172,838	0.0
100,000		CCO Holdings LLC / CCO Holdings Capital Corp., 7.250%, 10/30/17	105,875	0.0
119,000		CVS Caremark Corp., 6.125%, 09/15/39	145,063	0.0
89,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.500%, 03/01/16	91,859	0.0
70,000		DISH DBS Corp., 6.750%, 06/01/21	75,775	0.0
215,000		DISH DBS Corp., 7.875%, 09/01/19	244,025	0.1
161,000		Family Dollar Stores, Inc., 5.000%, 02/01/21	165,933	0.0
272,000		The Gap, Inc., 5.950%, 04/12/21	259,796	0.1
145,000		Hanesbrands, Inc., 6.375%, 12/15/20	147,900	0.0
797,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	890,450	0.2

See Accompanying Notes to Financial Statements

3

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
125,000		Inergy L.P./Inergy Finance Corp., 6.875%, 08/01/21	$126,250	0.0
217,000		Limited Brands, Inc., 8.500%, 06/15/19	253,890	0.1
137,000		Mattel, Inc., 2.500%, 11/01/16	138,068	0.0
137,000		Mattel, Inc., 5.450%, 11/01/41	138,967	0.0
259,000		NBCUniversal Media LLC, 2.875%, 04/01/16	264,369	0.1
335,000		News America, Inc., 4.500%, 02/15/21	351,776	0.1
147,000		News America, Inc., 6.900%, 03/01/19	172,968	0.0
335,000		Nielsen Finance LLC / Nielsen Finance Co., 7.750%, 10/15/18	363,475	0.1
415,000		Odebrecht Finance Ltd, 7.000%, 04/21/20	446,125	0.1
100,000	#,L	Odebrecht Finance Ltd., 7.500%, 09/29/49	98,250	0.0
230,000		Pinnacle Entertainment, Inc., 8.625%, 08/01/17	244,375	0.1
139,000		Time Warner Cable, Inc., 5.875%, 11/15/40	150,694	0.0
313,000		Time Warner, Inc., 7.700%, 05/01/32	408,930	0.1
113,000		Toll Brothers Finance Corp., 6.750%, 11/01/19	118,989	0.0
220,000		Toys R Us Property Co. I LLC, 10.750%, 07/15/17	241,725	0.1
145,000		Toys R Us Property Co. II LLC, 8.500%, 12/01/17	150,800	0.0
195,000		Walt Disney Co/The, 1.350%, 08/16/16	195,801	0.0
109,000		Walt Disney Co/The, 4.375%, 08/16/41	115,231	0.0
355,000		Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.875%, 11/01/17	391,388	0.1
305,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	321,775	0.1
			8,062,767	1.5
		Consumer Staples: 0.6%
72,000		Altria Group, Inc., 4.750%, 05/05/21	79,395	0.0
345,000		Altria Group, Inc., 9.700%, 11/10/18	464,662	0.1
171,000	#	Cargill, Inc., 3.250%, 11/15/21	172,391	0.0
230,000		Constellation Brands, Inc., 7.250%, 05/15/17	254,150	0.1
270,000	#	Delphi Corp., 5.875%, 05/15/19	276,750	0.1
335,000		Kellogg Co., 4.000%, 12/15/20	355,088	0.1
156,000		Kraft Foods, Inc., 6.500%, 08/11/17	185,839	0.0
406,000		Lorillard Tobacco Co., 6.875%, 05/01/20	454,264	0.1
97,000		PepsiCo, Inc./NC, 3.125%, 11/01/20	100,967	0.0
220,000		Sigma Alimentos SA de CV, 5.625%, 04/14/18	225,500	0.0
350,000		Smithfield Foods, Inc., 10.000%, 07/15/14	408,625	0.1
230,000		Tyson Foods, Inc., 6.850%, 04/01/16	253,575	0.0
			3,231,206	0.6
		Energy: 2.2%
200,000		Alpha Natural Resources, Inc., 6.250%, 06/01/21	195,000	0.0
100,000		Alpha Natural Resources, Inc., 6.000%, 06/01/19	97,500	0.0
141,000		Anadarko Petroleum Corp., 6.375%, 09/15/17	163,676	0.0
135,000	#	Arch Coal, Inc., 7.250%, 06/15/21	139,387	0.0
370,000	L	Arch Coal, Inc., 8.750%, 08/01/16	406,075	0.1
210,000	#	BG Energy Capital PLC, 2.875%, 10/15/16	214,877	0.1
389,000		BP Capital Markets PLC, 2.248%, 11/01/16	392,016	0.1
117,000		BP Capital Markets PLC, 3.561%, 11/01/21	122,009	0.0
75,000		Chesapeake Energy Corp., 6.625%, 08/15/20	80,812	0.0
90,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	94,050	0.0
287,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, 06/15/14	320,502	0.1
38,000		Consol Energy, Inc., 8.000%, 04/01/17	41,800	0.0
421,000		Devon Energy Corp., 5.600%, 07/15/41	507,127	0.1
121,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	125,091	0.0
100,000	#	Empresa Nacional del Petroleo, 4.750%, 12/06/21	99,793	0.0
417,000		Enbridge Energy Partners, 9.875%, 03/01/19	553,642	0.1
102,000		Enbridge Energy Partners L.P., 4.200%, 09/15/21	106,687	0.0
195,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	214,013	0.0

See Accompanying Notes to Financial Statements

4

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
			Energy: (continued)
210,000			Energy Transfer Partners, 9.700%, 03/15/19	$257,559	0.1
240,000			Energy Transfer Partners L.P., 4.650%, 06/01/21	235,457	0.1
240,000			Energy Transfer Partners L.P., 6.050%, 06/01/41	235,714	0.1
39,000			Enterprise Products Operating LLC, 6.450%, 09/01/40	45,556	0.0
120,000		#	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	121,800	0.0
145,000		#	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	128,203	0.0
600,000		±,X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—
700,000		±,X	Greater Ohio Ethanol, LLC, 12.630%, 12/31/13	—	—
411,000		#	KazMunaiGaz Finance Sub BV, 7.000%, 05/05/20	436,174	0.1
215,000		#	KazMunaiGaz Finance Sub BV, 8.375%, 07/02/13	226,288	0.1
80,000		#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	81,800	0.0
254,000			Marathon Petroleum Corp., 6.500%, 03/01/41	288,318	0.1
100,000		#	Nakilat, Inc., 6.067%, 12/31/33	107,250	0.0
160,000			Nexen, Inc., 7.500%, 07/30/39	192,102	0.0
121,000			Occidental Petroleum Corp., 1.750%, 02/15/17	122,734	0.0
1,123,500			Petroleos de Venezuela SA, 8.500%, 11/02/17	849,928	0.2
584,000			Petroleos Mexicanos, 6.000%, 03/05/20	651,335	0.1
MXN	13,000,000	#	Petroleos Mexicanos, 7.650%, 11/24/21	926,928	0.2
365,000			Pioneer Natural Resources Co., 7.500%, 01/15/20	429,779	0.1
140,000			Plains Exploration & Production Co., 7.625%, 04/01/20	152,250	0.0
162,000			Plains Exploration & Production Co., 8.625%, 10/15/19	178,807	0.0
243,000			Pride International, Inc., 7.875%, 08/15/40	317,048	0.1
191,480		#,L	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	191,001	0.0
190,000			Range Resources Corp., 5.750%, 06/01/21	206,625	0.0
387,000		#	Schlumberger Investment SA, 1.950%, 09/14/16	392,080	0.1
115,000			Sunoco Logistics Partners Operations L.P., 4.650%, 02/15/22	117,764	0.0
461,000			TNK-BP Finance SA, 7.875%, 03/13/18	497,304	0.1
242,000			Transocean, Inc., 6.375%, 12/15/21	257,599	0.1
120,000			Weatherford International Ltd. Bermuda, 6.750%, 09/15/40	136,347	0.0
				11,657,807	2.2
			Financials: 3.9%
591,400			Aegon NV, 2.208%, 12/31/49	254,305	0.1
172,000			American Express Credit Corp., 2.750%, 09/15/15	173,094	0.0
160,000			American Express Credit Corp., 2.800%, 09/19/16	160,996	0.0
211,000			American International Group, Inc., 5.850%, 01/16/18	206,826	0.0
96,000			American International Group, Inc., 6.400%, 12/15/20	97,017	0.0
205,000			American International Group, Inc., 8.175%, 05/15/58	184,500	0.0
180,000		#	Banco de Bogota SA, 5.000%, 01/15/17	181,815	0.0
275,000		#	Banco do Brasil SA, 5.875%, 01/26/22	278,025	0.1
BRL	1,322,000	#	Banco Votorantim SA, 6.250%, 05/16/16	723,069	0.1
300,000			Bank of America Corp., 5.420%, 03/15/17	271,020	0.1
220,000			Bank of America Corp., 8.000%, 12/29/49	197,224	0.0
355,000			The Bank of New York Mellon Corp., 3.550%, 09/23/21	360,711	0.1
97,000		#	Barclays Bank PLC, 6.050%, 12/04/17	88,158	0.0
126,000			Boston Properties L.P., 3.700%, 11/15/18	128,812	0.0
534,000			Caterpillar Financial Services Corp., 2.050%, 08/01/16	548,896	0.1
1,604,000		#	Citigroup Funding, Inc., 11.000%, 07/27/20	1,429,485	0.3
1,545,000		#	Citigroup Funding, Inc., 11.000%, 07/27/20	1,442,721	0.3
377,000			Citigroup, Inc., 3.953%, 06/15/16	376,156	0.1

See Accompanying Notes to Financial Statements

5

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
77,000		Citigroup, Inc., 4.500%, 01/14/22	$74,194	0.0
165,000		Citigroup, Inc., 5.000%, 09/15/14	163,424	0.0
162,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	168,542	0.0
322,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	378,388	0.1
306,000		Credit Suisse/Guernsey, 5.860%, 12/31/49	250,155	0.1
252,000		Discover Bank/Greenwood DE, 7.000%, 04/15/20	263,991	0.1
152,000		ERP Operating L.P., 4.625%, 12/15/21	155,244	0.0
425,000		Fifth Third Bancorp., 8.250%, 03/01/38	520,881	0.1
200,000		First Horizon National Corp., 5.375%, 12/15/15	202,665	0.0
350,000		Ford Motor Credit Co., LLC, 8.125%, 01/15/20	413,161	0.1
182,000		General Electric Capital Corp., 3.350%, 10/17/16	189,786	0.0
227,000		General Electric Capital Corp., 4.375%, 09/16/20	232,302	0.1
186,000		General Electric Capital Corp., 4.650%, 10/17/21	194,427	0.0
376,000		General Electric Capital Corp., 5.300%, 02/11/21	402,509	0.1
149,000		Genworth Financial, Inc., 7.625%, 09/24/21	139,500	0.0
213,000		Goldman Sachs Group, Inc., 5.375%, 03/15/20	210,512	0.0
190,000		Goldman Sachs Group, Inc./The, 5.250%, 07/27/21	185,627	0.0
251,000		Goldman Sachs Group, Inc./The, 5.350%, 01/15/16	257,590	0.1
92,000		Hartford Financial Services Group, Inc., 5.500%, 03/30/20	93,496	0.0
127,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	126,228	0.0
215,000		HSBC Finance Corp., 6.676%, 01/15/21	222,696	0.1
242,000		HSBC Holdings PLC, 4.875%, 01/14/22	256,175	0.1
112,000		HSBC USA, Inc., 5.000%, 09/27/20	105,988	0.0
635,000	#	Hyundai Capital America, 4.000%, 06/08/17	629,241	0.1
310,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	309,736	0.1
210,000	#	ILFC E-Capital Trust II, 6.250%, 12/21/65	142,800	0.0
181,000	#	International Lease Finance Corp., 7.125%, 09/01/18	188,240	0.0
400,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	402,000	0.1
198,000	#	IPIC GMTN Ltd., 6.875%, 11/01/41	202,702	0.0
346,000	L	Itau Unibanco Holding SA/Cayman Island, 5.750%, 01/22/21	350,679	0.1
80,000		John Deere Capital Corp., 2.250%, 06/07/16	82,289	0.0
524,000		JPMorgan Chase & Co., 4.350%, 08/15/21	530,018	0.1
111,000		JPMorgan Chase & Co., 4.400%, 07/22/20	113,516	0.0
86,000		JPMorgan Chase & Co., 5.400%, 01/06/42	89,911	0.0
152,000		JPMorgan Chase Bank NA, 5.875%, 06/13/16	164,723	0.0
500,000		Merrill Lynch & Co., Inc., 6.050%, 05/16/16	471,809	0.1
216,000		Morgan Stanley, 3.800%, 04/29/16	199,236	0.0
33,000		Morgan Stanley, 4.100%, 01/26/15	31,350	0.0
299,000		Morgan Stanley, 5.500%, 07/28/21	276,866	0.1
128,000		Morgan Stanley, 5.750%, 01/25/21	119,564	0.0
78,000		Morgan Stanley, 7.300%, 05/13/19	79,529	0.0
144,000		Northern Trust Corp., 3.375%, 08/23/21	147,842	0.0
300,000		Owens, 7.375%, 05/15/16	330,000	0.1
278,000	#	Pacific Life Insurance Co., 9.250%, 06/15/39	370,732	0.1
125,000		PCCW-HKT Capital No 3 Ltd., 5.250%, 07/20/15	130,904	0.0
232,000		PNC Funding Corp., 2.700%, 09/19/16	236,477	0.1
6,141	#	Power Receivable Finance, LLC, 6.290%, 01/01/12	6,141	0.0
412,000		Protective Life Corp., 8.450%, 10/15/39	472,767	0.1
402,000		Santander Holdings USA, Inc., 4.625%, 04/19/16	386,488	0.1
280,000		Simon Property Group L.P., 2.800%, 01/30/17	286,406	0.1

See Accompanying Notes to Financial Statements

6

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
146,000		Simon Property Group L.P., 4.125%, 12/01/21	$152,916	0.0
264,000		SLM Corp., 8.000%, 03/25/20	267,300	0.1
49,000		SunTrust Banks, Inc., 3.500%, 01/20/17	49,321	0.0
155,000		The Toronto-Dominion Ban, 2.375%, 10/19/16	157,940	0.0
530,000	±,X	Twin Reefs Pass-through Trust, 1.390%, 12/10/49	—	—
212,000		US Bancorp, 2.200%, 11/15/16	214,327	0.1
147,000	#	Voto-Votorantim Ltd., 6.750%, 04/05/21	156,923	0.0
258,000		Wells Fargo & Co., 2.625%, 12/15/16	258,200	0.1
123,000		Wells Fargo & Co., 3.676%, 06/15/16	128,693	0.0
			20,447,897	3.9
		Health Care: 0.6%
130,000		Amgen, Inc., 3.875%, 11/15/21	131,399	0.0
195,000		Amgen, Inc., 5.150%, 11/15/41	202,528	0.0
211,000	#	Aristotle Holding, Inc., 3.500%, 11/15/16	215,181	0.0
113,000		Cigna Corp., 2.750%, 11/15/16	112,906	0.0
100,000		DaVita, Inc., 6.625%, 11/01/20	103,250	0.0
140,000		Endo Pharmaceuticals Holdings, Inc., 7.250%, 01/15/22	149,625	0.0
232,000		Gilead Sciences, Inc., 4.400%, 12/01/21	246,004	0.1
405,000		HCA, Inc., 7.250%, 09/15/20	429,300	0.1
195,000	#	Mylan, Inc./PA, 7.875%, 07/15/20	216,206	0.0
245,000		Omnicare, Inc., 7.750%, 06/01/20	264,294	0.1
255,000		St. Jude Medical, Inc., 2.500%, 01/15/16	263,337	0.1
239,000		Stryker Corp., 2.000%, 09/30/16	244,908	0.1
252,000	X	U.S. Oncology Escrow, 87.500%, 12/31/49	—	—
88,000		UnitedHealth Group, Inc., 1.875%, 11/15/16	88,109	0.0
100,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	99,250	0.0
255,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	248,625	0.1
167,000		WellPoint, Inc., 3.700%, 08/15/21	171,895	0.0
			3,186,817	0.6
		Industrials: 0.8%
255,000	#	Bombardier, Inc., 7.500%, 03/15/18	274,125	0.1
215,000	#	Bombardier, Inc., 7.750%, 03/15/20	235,425	0.1
127,000		Burlington Northern Santa Fe LLC, 3.450%, 09/15/21	131,108	0.0
220,000	#	Calpine Corp., 7.500%, 02/15/21	236,500	0.1
170,000		Case New Holland, Inc., 7.750%, 09/01/13	181,475	0.0
35,000		Celanese US Holdings LLC, 5.875%, 06/15/21	36,181	0.0
155,000		CF Industries, Inc., 6.875%, 05/01/18	177,863	0.0
159,000		CRH America, Inc., 4.125%, 01/15/16	158,922	0.0
252,000		Domtar Corp., 10.750%, 06/01/17	318,780	0.1
202,000	#	Energizer Holdings, Inc., 4.700%, 05/19/21	212,907	0.0
116,000		General Electric Co., 5.250%, 12/06/17	133,347	0.0
320,000		Inversiones CMPC SA, 4.750%, 01/19/18	335,532	0.1
281,000		Lockheed Martin Corp., 2.125%, 09/15/16	281,835	0.1
260,000		Lockheed Martin Corp., 3.350%, 09/15/21	259,073	0.1
205,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.500%, 08/15/21	214,481	0.0
207,000		Nova Chemicals Corp., 8.375%, 11/01/16	226,665	0.1
100,000		Nova Chemicals Corp., 8.625%, 11/01/19	110,750	0.0
131,000		Philip Morris International, Inc., 2.900%, 11/15/21	133,790	0.0
100,000		RZD Capital Ltd., 5.739%, 04/03/17	101,000	0.0
170,000		SPX Corp., 6.875%, 09/01/17	184,450	0.0
200,000		Voto-Votorantim Overseas Trading Operations NV, 6.625%, 09/25/19	213,000	0.0
			4,157,209	0.8
		Information Technology: 0.4%
40,000		Brocade Communications Systems, Inc., 6.625%, 01/15/18	41,800	0.0
270,000		Brocade Communications Systems, Inc., 6.875%, 01/15/20	288,900	0.1
299,000		Hewlett-Packard Co., 3.000%, 09/15/16	301,503	0.1

See Accompanying Notes to Financial Statements

7

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Information Technology: (continued)
238,000		Intel Corp., 1.950%, 10/01/16	$245,001	0.0
101,000		International Business Machines Corp., 2.900%, 11/01/21	104,293	0.0
187,000		Jabil Circuit, Inc., 7.750%, 07/15/16	209,440	0.0
239,000		Oracle Corp., 5.375%, 07/15/40	291,723	0.1
155,000		Seagate Technology, Inc., 6.800%, 10/01/16	166,625	0.0
410,000		Symantec Corp., 4.200%, 09/15/20	412,863	0.1
85,000		Xerox Corp., 4.250%, 02/15/15	89,668	0.0
			2,151,816	0.4
		Materials: 0.7%
211,000		Alcoa, Inc., 6.150%, 08/15/20	219,517	0.1
143,000		ArcelorMittal, 6.125%, 06/01/18	141,369	0.0
271,000		ArcelorMittal, 9.850%, 06/01/19	301,732	0.1
150,000		Case New Holland, Inc., 7.875%, 12/01/17	170,250	0.0
164,000		Ecolab, Inc., 4.350%, 12/08/21	175,418	0.0
270,000	#	FMG Resources August 2006 Pty Ltd, 6.375%, 02/01/16	263,250	0.1
80,000	#	Georgia-Pacific LLC, 5.400%, 11/01/20	88,738	0.0
325,000	L	Huntsman International LLC, 8.625%, 03/15/21	346,125	0.1
128,000	#	Inversiones CMPC SA, 4.750%, 01/19/18	134,213	0.0
135,000	#	Inversiones CMPC SA, 6.125%, 11/05/19	150,036	0.0
102,316		Lyondell Chemical Co., 11.000%, 05/01/18	112,292	0.0
154,000		Praxair, Inc., 4.625%, 03/30/15	170,145	0.0
240,000		Rio Tinto Finance USA Ltd., 2.250%, 09/20/16	244,767	0.1
120,000	#	Sealed Air Corp., 8.375%, 09/15/21	133,200	0.0
40,000		Southern Copper Corp., 5.375%, 04/16/20	42,574	0.0
310,000		Southern Copper Corp., 6.750%, 04/16/40	312,785	0.1
177,000		Teck Resources Ltd., 10.250%, 05/15/16	203,732	0.0
523,000		Vale Overseas Ltd., 4.625%, 09/15/20	543,258	0.1
63,000		Vale Overseas Ltd., 6.875%, 11/10/39	72,351	0.0
137,000	#	Xstrata Canada Financial Corp., 4.950%, 11/15/21	140,180	0.0
			3,965,932	0.7
		Telecommunications: 1.0%
385,000		America Movil SAB de CV, 6.125%, 03/30/40	460,733	0.1
296,000		American Tower Corp., 4.500%, 01/15/18	301,426	0.1
435,000		AT&T, Inc., 2.500%, 08/15/15	450,897	0.1
204,000		AT&T, Inc., 3.875%, 08/15/21	216,128	0.0
220,000		AT&T, Inc., 5.550%, 08/15/41	259,519	0.0
146,000		CenturyLink, Inc., 6.000%, 04/01/17	148,223	0.0
390,000		Frontier Communications Corp., 7.875%, 04/15/15	397,312	0.1
175,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	178,062	0.0
175,000	#	Intelsat Jackson Holdings SA, 7.500%, 04/01/21	177,406	0.0
378,000		Qwest Corp., 6.500%, 06/01/17	414,855	0.1
588,000		Telecom Italia Capital S.A., 5.250%, 11/15/13	565,147	0.1
287,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	276,260	0.1
429,000	#	Telstra Corp. Ltd., 4.800%, 10/12/21	455,690	0.1
349,000		Verizon Communications, Inc., 2.000%, 11/01/16	350,470	0.1
195,000		Verizon Communications, Inc., 3.500%, 11/01/21	203,356	0.0
102,000		Verizon Communications, Inc., 4.750%, 11/01/41	109,992	0.0
300,000		Windstream Corp., 7.000%, 03/15/19	304,500	0.1
			5,269,976	1.0
		Utilities: 1.2%
340,000		3M Co., 1.375%, 09/29/16	343,389	0.1
200,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	209,000	0.0
255,000		AES Corp., 8.000%, 10/15/17	281,775	0.1
307,000	#	Allegheny Energy Supply Co. LLC, 5.750%, 10/15/19	328,750	0.1
134,000		Ameren Corp., 8.875%, 05/15/14	150,253	0.0
100,000	#	Calpine Corp., 7.875%, 07/31/20	108,250	0.0

See Accompanying Notes to Financial Statements

8

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
291,000		CMS Energy Corp., 6.250%, 02/01/20	$306,942	0.1
195,000		Commonwealth Edison Co., 3.400%, 09/01/21	202,274	0.0
206,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	219,348	0.1
142,000		Eaton Corp., 5.300%, 03/15/17	163,819	0.0
200,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	202,000	0.0
169,000	#	Enel Finance International S.A., 6.250%, 09/15/17	161,521	0.0
312,000		Entergy Corp., 5.125%, 09/15/20	311,369	0.1
227,000		Entergy Texas, Inc., 7.125%, 02/01/19	277,324	0.1
345,000		Exelon Generation Co. LLC, 4.000%, 10/01/20	355,177	0.1
85,000		FirstEnergy Solutions Corp., 4.800%, 02/15/15	90,799	0.0
200,000		Gazprom OAO Via Gaz Capital SA, 6.212%, 11/22/16	207,500	0.0
241,000		Gazprom OAO Via Gaz Capital SA, 6.510%, 03/07/22	245,820	0.1
108,000	#	Illinois Tool Works, Inc., 3.375%, 09/15/21	113,095	0.0
174,000	#	Illinois Tool Works, Inc., 4.875%, 09/15/41	198,373	0.0
98,000		Indiana Michigan Power, 7.000%, 03/15/19	120,680	0.0
135,261	#	Juniper Generation, LLC, 6.790%, 12/31/14	110,808	0.0
279,000		Metropolitan Edison, 7.700%, 01/15/19	353,398	0.1
47,000		Nevada Power Co., 7.125%, 03/15/19	58,762	0.0
145,000		NextEra Energy Capital Holdings, Inc., 4.500%, 06/01/21	154,700	0.0
69,000		Nisource Finance Corp., 4.450%, 12/01/21	70,616	0.0
105,000		Nisource Finance Corp., 5.950%, 06/15/41	112,887	0.0
189,000		Nisource Finance Corp., 6.125%, 03/01/22	217,926	0.0
212,000		Oncor Electric Delivery Co., 6.800%, 09/01/18	258,097	0.1
138,000		Oncor Electric Delivery Co., 7.500%, 09/01/38	194,971	0.0
357,000		Southwestern Electric Power, 5.550%, 01/15/17	399,954	0.1
			6,529,577	1.2
		Total Corporate Bonds/Notes (Cost $68,351,125)	68,661,004	12.9

COLLATERALIZED MORTGAGE OBLIGATIONS: 4.3%
766,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	778,529	0.1
315,002		Banc of America Alternative Loan Trust, 4.750%, 02/25/19	322,178	0.1
120,000		Banc of America Commercial Mortgage, Inc., 5.317%, 07/10/43	103,860	0.0
350,000		Banc of America Commercial Mortgage, Inc., 5.377%, 07/10/43	294,351	0.1
340,000		Banc of America Commercial Mortgage, Inc., 5.841%, 06/10/49	323,271	0.1
694,683		Banc of America Funding Corp., 5.500%, 02/25/35	684,677	0.1
140,890		Banc of America Funding Corp., 5.750%, 11/25/35	138,720	0.0
140,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.496%, 07/10/43	116,738	0.0
141,256		Bear Stearns Alternative-A Trust, 0.934%, 07/25/34	97,854	0.0
68,334	#	Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	68,363	0.0
122,646		Bear Stearns Commercial Mortgage Securities, 8.050%, 10/15/32	126,341	0.0
84,325		Chase Mortgage Finance Corp., 5.500%, 11/25/35	83,637	0.0
365,094		Citigroup Commercial Mortgage Trust, 5.378%, 10/15/49	368,704	0.1
319,032	#	Commercial Mortgage Pass Through Certificates, 6.250%, 12/17/13	317,877	0.1
560,000		Commercial Mortgage Pass Through Certificates, 5.814%, 12/10/49	627,629	0.1
1,014,813		Countrywide Alternative Loan Trust, 0.694%, 05/25/36	434,458	0.1

See Accompanying Notes to Financial Statements

9

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
245,999		Countrywide Home Loan Mortgage Pass-through Trust, 0.614%, 04/25/35	$37,417	0.0
750,001		Credit Suisse Mortgage Capital Certificates, 5.448%, 01/15/49	757,507	0.1
359,901		Credit Suisse Mortgage Capital Certificates, 5.589%, 09/15/40	364,880	0.1
63,864		CW Capital Cobalt Ltd., 5.174%, 08/15/48	64,812	0.0
334,807		CW Capital Cobalt Ltd., 5.736%, 05/15/46	339,158	0.1
440,000	#	DBUBS Mortgage Trust, 5.557%, 11/10/46	363,822	0.1
514,355		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.414%, 08/25/36	216,664	0.0
609,893		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.484%, 10/25/36	239,173	0.0
510,617		First Horizon Asset Securities, Inc., 5.750%, 02/25/36	508,235	0.1
360,011		Freddie Mac, 5.000%, 02/15/35	401,002	0.1
295,627		Freddie Mac, 5.500%, 07/15/37	347,230	0.1
1,517,627	#,^	GS Mortgage Securities Corp. II, 1.161%, 03/10/44	84,406	0.0
105,140		GS Mortgage Securities Corp. II, 5.479%, 11/10/39	105,467	0.0
286,850		GSR Mortgage Loan Trust, 5.500%, 07/25/35	275,712	0.1
234,486		Homebanc Mortgage Trust, 1.154%, 08/25/29	159,534	0.0
480,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.981%, 01/15/42	420,044	0.1
40,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.198%, 12/15/44	40,281	0.0
309,836		JP Morgan Chase Commercial Mortgage Securities Corp., 5.247%, 01/12/43	313,411	0.1
130,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.389%, 07/15/46	97,061	0.0
517,686		JP Morgan Chase Commercial Mortgage Securities Corp., 5.802%, 06/15/49	523,635	0.1
300,000		JP Morgan Chase Commercial Mortgage Securities Corp., 6.288%, 02/12/51	308,524	0.1
3,397,336	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.624%, 07/15/46	256,460	0.0
182,217		JPMorgan Chase Commercial Mortgage Securities Corp., 5.305%, 01/15/49	180,678	0.0
548,806		JPMorgan Mortgage Trust, 4.194%, 07/25/35	473,497	0.1
134,941		JPMorgan Mortgage Trust, 4.599%, 07/25/35	133,641	0.0
265,517		JPMorgan Mortgage Trust, 5.320%, 07/25/35	255,862	0.0
100,000		LB Commercial Conduit Mortgage Trust, 5.941%, 07/15/44	94,481	0.0
4,974,598	^	LB-UBS Commercial Mortgage Trust, 0.174%, 11/15/40	9,156	0.0
9,928,650	#,^	LB-UBS Commercial Mortgage Trust, 0.664%, 11/15/38	237,149	0.0
300,000		LB-UBS Commercial Mortgage Trust, 4.986%, 12/15/39	271,333	0.1
420,000		LB-UBS Commercial Mortgage Trust, 5.323%, 11/15/40	393,351	0.1
350,000		LB-UBS Commercial Mortgage Trust, 5.713%, 09/15/45	372,090	0.1
910,000		LB-UBS Commercial Mortgage Trust, 5.890%, 06/15/38	744,168	0.1
8,434,033	#,^	Merrill Lynch Mortgage Trust, 0.530%, 02/12/51	141,288	0.0
307,236		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.331%, 03/12/51	308,131	0.1
160,000		Morgan Stanley Capital I, 5.300%, 06/15/40	122,346	0.0
289,445		Morgan Stanley Capital I, 0.528%, 04/12/49	276,276	0.1
190,000		Morgan Stanley Capital I, 5.242%, 01/14/42	181,526	0.0
450,000	#	Morgan Stanley Capital I, 5.255%, 09/15/47	379,102	0.1

See Accompanying Notes to Financial Statements

10

Principal Amount†				Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
350,000		#	Morgan Stanley Capital I, 5.397%, 01/13/41	$332,126	0.1
180,903			Morgan Stanley Capital I, 5.601%, 04/12/49	185,118	0.0
4,348,053		#,^	RBSCF Trust, 0.989%, 04/15/24	116,326	0.0
896,424			Residential Accredit Loans, Inc., 0.464%, 01/25/37	397,065	0.1
1,458,743			Residential Accredit Loans, Inc., 0.744%, 12/25/36	482,978	0.1
233,929			Salomon Brothers Mortgage Securities VII, Inc., 6.784%, 12/18/35	234,033	0.0
90,866			Sequoia Mortgage Trust, 0.555%, 01/20/35	69,434	0.0
152,196			Structured Asset Mortgage Investments, Inc., 0.525%, 04/19/35	110,581	0.0
305,885			Structured Asset Securities Corp., 5.000%, 05/25/35	305,954	0.1
260,000		#	Vornado DP LLC, 6.356%, 09/13/28	259,808	0.1
70,000			Wachovia Bank Commercial Mortgage Trust, 5.368%, 11/15/48	44,595	0.0
417,384			Wachovia Bank Commercial Mortgage Trust, 5.500%, 10/15/48	417,935	0.1
285,000		#	Wachovia Bank Commercial Mortgage Trust, 5.704%, 02/15/35	281,575	0.1
348,494			Wachovia Bank Commercial Mortgage Trust, 5.735%, 06/15/49	357,399	0.1
562,060			WaMu Mortgage Pass Through Certificates, 2.533%, 01/25/36	497,684	0.1
1,051,541			Washington Mutual Mortgage Pass-through Certificates, 6.000%, 06/25/34	1,121,644	0.2
482,411			Wells Fargo Mortgage Backed Securities Trust, 2.689%, 06/25/35	440,821	0.1
146,152			Wells Fargo Mortgage Backed Securities Trust, 5.000%, 11/25/36	149,490	0.0
230,536			Wells Fargo Mortgage-Backed Securities Trust, 4.891%, 08/25/34	236,813	0.0
908,234			Wells Fargo Mortgage-Backed Securities Trust, 5.354%, 08/25/35	873,468	0.2
240,000			WF-RBS Commercial Mortgage Trust, 3.667%, 11/15/44	251,031	0.0
			Total Collateralized Mortgage Obligations (Cost $23,896,546)	22,851,575	4.3

FOREIGN GOVERNMENT BONDS: 7.5%
48,098			Argentina Government International Bond, 04/17/17	41,124	0.0
309,849			Argentina Government International Bond, 8.280%, 12/31/33	227,739	0.1
961,974		L	Argentina Government International Bond, 12/15/35	125,057	0.0
BRL	1,970,000		Brazil Notas do Tesouro Nacional Series B, 6.000%, 08/15/16	2,330,320	0.4
BRL	6,231,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	3,113,985	0.6
	200,000		Brazilian Government International Bond, 4.875%, 01/22/21	224,500	0.0
EUR	1,200,000		Bundesrepublik Deutschland, 2.000%, 01/04/22	1,571,622	0.3
EUR	130,000		Bundesrepublik Deutschland, 3.250%, 07/04/42	199,625	0.0
	1,056,000		Colombia Government International Bond, 4.375%, 07/12/21	1,140,480	0.2
BRL	6,300,000		Credit Suisse Nota Do Tesouro Nacional, 10.000%, 01/05/17	3,566,831	0.7
BRL	442,000		Federal Republic of Brazil, 10.125%, 05/15/27	733,720	0.1
EUR	890,000	L	France Government Bond OAT, 3.250%, 10/25/21	1,159,572	0.2
EUR	1,772,000		French Treasury Note BTAN, 2.500%, 07/25/16	2,349,454	0.4
	300,000	L	Hungary Government International Bond, 6.250%, 01/29/20	271,500	0.1
	1,222,000	#	Indonesia Government International Bond, 4.875%, 05/05/21	1,313,650	0.3
	519,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	509,917	0.1

See Accompanying Notes to Financial Statements

11

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
MXN	30,900,000		Mex Bonos De Desarrollo, 10.000%, 11/20/36	$2,749,185	0.5
MXN	11,300,000		Mexican Bonos, 7.750%, 05/29/31	834,249	0.2
MXN	11,000,000		Mexican Bonos, 8.500%, 11/18/38	854,717	0.2
336,000			Mexico Government International Bond, 8.300%, 08/15/31	504,000	0.1
264,000			Panama Government International Bond, 5.200%, 01/30/20	300,300	0.1
230,000			Panama Government International Bond, 7.125%, 01/29/26	300,725	0.1
652,000			Peruvian Government International Bond, 7.350%, 07/21/25	867,160	0.2
PEN	2,608,000	#	Peruvian Government International Bond, 8.200%, 08/12/26	1,156,747	0.2
246,400			Petroleos de Venezuela, 10/28/15	178,024	0.0
1,140,000			Philippine Government International Bond, 4.000%, 01/15/21	1,174,200	0.2
161,000			Poland Government International Bond, 5.000%, 03/23/22	162,409	0.0
91,000			Poland Government International Bond, 6.375%, 07/15/19	101,010	0.0
179,000			Peruvian Government International Bond, 7.125%, 03/30/19	225,987	0.0
1,213,255		#	Russia Government Bond, 7.500%, 03/31/30	1,411,926	0.3
ZAR	63,084,396		South Africa Government Bond, 7.250%, 01/15/20	7,524,998	1.4
625,000			South Africa Government International Bond, 5.500%, 03/09/20	703,125	0.1
200,000			Turkey Government International Bond, 5.125%, 03/25/22	191,500	0.0
594,000			Turkey Government International Bond, 7.500%, 11/07/19	677,160	0.1
400,000		#	Ukraine Government International Bond, 6.250%, 06/17/16	353,000	0.1
182,000			Uruguay Government International Bond, 6.875%, 09/28/25	236,600	0.1
179,000			Uruguay Government International Bond, 7.625%, 03/21/36	249,257	0.1
			Total Foreign Government Bonds (Cost $40,615,516)	39,635,375	7.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.9%
			Federal Home Loan Mortgage Corporation: 3.9%##
—		W	4.000%, due 08/15/40	—	—
2,121,000		W	4.000%, due 10/15/40	2,219,096	0.4
992,854			4.000%, due 10/01/41	1,043,298	0.2
968,566			4.000%, due 12/01/41	1,017,776	0.2
984,350			4.500%, due 08/01/41	1,043,731	0.2
134,974			4.500%, due 08/01/41	143,116	0.0
1,493,566			4.500%, due 09/01/41	1,584,015	0.3
472,276		^	4.866%, due 03/15/33	476,955	0.1
195,882			4.905%, due 04/01/35	208,764	0.0
1,241,451			5.000%, due 08/15/16	1,327,410	0.3
486,491			5.000%, due 12/15/17	521,298	0.1
739,791			5.000%, due 09/15/31	753,760	0.1
149,180			5.000%, due 02/15/32	153,798	0.0
78,808			5.000%, due 04/15/32	80,061	0.0
354,029			5.000%, due 01/01/41	380,814	0.1
171,009			5.500%, due 09/15/32	176,484	0.0
238,676			5.500%, due 10/15/32	241,680	0.0
244,360			5.500%, due 11/15/32	254,561	0.1
812,000			5.500%, due 12/15/32	888,502	0.2
327,845			5.500%, due 02/15/34	333,618	0.1
298,798			5.500%, due 09/15/34	322,712	0.1
625,505			5.500%, due 09/15/35	660,405	0.1
1,305,000			5.500%, due 05/15/36	1,417,199	0.3
1,640,014			5.500%, due 02/01/37	1,783,829	0.3
260,000			5.500%, due 05/15/37	289,530	0.1
696,000			5.500%, due 06/15/37	770,807	0.1
790,687			6.000%, due 01/15/29	891,286	0.2
802,315			6.000%, due 07/15/32	904,660	0.2
631,187			6.000%, due 10/15/37	748,060	0.1
89,200			6.500%, due 11/01/28	102,221	0.0
21,820			6.500%, due 12/01/31	24,897	0.0
				20,764,343	3.9
			Federal National Mortgage Association: 3.3%##
—		W	3.500%, due 10/25/40	—	—
1,118,000		W	3.500%, due 07/25/41	1,146,998	0.2
1,385,438			4.000%, due 09/01/41	1,457,559	0.3
16,000		W	4.500%, due 01/25/39	17,030	0.0
240,074			4.500%, due 11/01/40	255,749	0.1
134,925			4.500%, due 12/01/40	143,734	0.0
87,035			4.500%, due 12/01/40	92,717	0.0
172,249			4.500%, due 01/01/41	183,496	0.0
131,917			4.500%, due 01/01/41	140,531	0.0
487,029			4.500%, due 09/01/41	518,829	0.1
458,719			4.500%, due 10/01/41	488,670	0.1
185,515			4.500%, due 11/01/41	197,628	0.0
3,080			5.000%, due 02/25/29	3,078	0.0
216,623			5.000%, due 06/01/33	234,299	0.1
359,173			5.000%, due 07/25/34	374,094	0.1
415,979			5.000%, due 07/01/35	449,922	0.1
145,120			5.000%, due 02/01/36	156,916	0.0
25,055			5.000%, due 07/01/36	27,100	0.0
731,624			5.000%, due 07/01/37	791,323	0.2
655,296			5.000%, due 07/01/37	708,767	0.1

See Accompanying Notes to Financial Statements

12

Principal Amount†

Value

Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
			Federal National Mortgage Association: (continued)
436,869			5.000%, due 11/01/40	$472,516	0.1
588,043			5.000%, due 01/01/41	636,026	0.1
687,243			5.000%, due 02/01/41	744,394	0.2
353,534			5.000%, due 05/01/41	382,934	0.1
265,661			5.000%, due 06/01/41	287,753	0.1
193,976			5.000%, due 06/01/41	210,107	0.0
1,876,000			5.500%, due 05/25/30	1,968,947	0.4
652,000			5.500%, due 08/25/34	718,644	0.1
30,515			6.000%, due 06/01/16	33,008	0.0
87,758			6.000%, due 07/01/16	94,926	0.0
12,747			6.000%, due 07/01/16	13,788	0.0
12,817			6.000%, due 08/01/16	13,864	0.0
9,682			6.000%, due 08/01/16	10,472	0.0
142			6.000%, due 10/01/16	153	0.0
17,382			6.000%, due 10/01/16	18,801	0.0
13,678			6.000%, due 10/01/16	14,796	0.0
122,815			6.000%, due 03/01/17	133,001	0.0
6,437			6.000%, due 04/01/17	6,971	0.0
24,132			6.000%, due 04/01/17	26,133	0.0
3,025			6.000%, due 04/01/17	3,276	0.0
79,662			6.000%, due 06/01/17	86,268	0.0
20,094			6.000%, due 09/01/17	21,760	0.0
47,406			6.000%, due 10/01/17	51,338	0.0
78,175			6.000%, due 11/01/17	84,560	0.0
431,685			6.000%, due 07/25/29	485,494	0.1
735,624			6.000%, due 04/25/31	826,940	0.2
343,914			6.000%, due 08/01/37	382,241	0.1
277,571			6.000%, due 12/01/37	307,983	0.1
582,453			6.000%, due 02/01/38	646,270	0.1
790,549			6.000%, due 12/25/49	885,216	0.2
14,025			7.000%, due 06/01/29	16,296	0.0
5,992			7.000%, due 06/01/29	6,993	0.0
522			7.000%, due 08/01/29	609	0.0
2,461			7.000%, due 10/01/29	2,872	0.0
11,233			7.000%, due 10/01/31	13,072	0.0
8,527			7.000%, due 01/01/32	9,922	0.0
3,237			7.000%, due 04/01/32	3,755	0.0
9,159			7.000%, due 05/01/32	10,626	0.0
23,879			7.000%, due 07/01/32	27,704	0.0
6,079			7.500%, due 11/01/29	7,217	0.0
21,678			7.500%, due 10/01/30	24,036	0.0
40,560			7.500%, due 10/01/30	48,436	0.0
124,226			7.500%, due 07/25/42	142,996	0.0
127,307			7.500%, due 02/25/44	143,123	0.0
				17,414,677	3.3
			Government National Mortgage Association: 0.7%
11,676			2.125%, due 12/20/29	12,040	0.0
47,796			2.375%, due 04/20/28	49,481	0.0
615,376			4.500%, due 04/15/39	673,971	0.1
283,387			4.500%, due 08/20/41	309,769	0.1
340,698			5.140%, due 10/20/60	378,701	0.1
218,454			5.288%, due 10/20/60	245,328	0.0
452,601			5.290%, due 10/20/60	507,289	0.1
60,000			6.500%, due 09/16/38	69,394	0.0
0			7.000%, due 09/15/24	0	—
0			7.000%, due 10/15/24	0	—
630,000			7.000%, due 05/16/32	718,388	0.1
522,000			7.500%, due 10/16/32	599,950	0.1
267,254			4.000%, due 11/20/40	286,455	0.1
				3,850,766	0.7
			Total U.S. Government Agency Obligations (Cost $40,844,965)	42,029,786	7.9

U.S. TREASURY OBLIGATIONS: 2.3%
			U.S. Treasury Bonds: 1.3%
2,287,000			2.000%, due 11/15/21	2,312,372	0.5
3,724,000			3.750%, due 08/15/41	4,369,883	0.8
				6,682,255	1.3
			U.S. Treasury Notes: 1.0%
971,000		L	0.250%, due 11/30/13	971,380	0.2
638,000			0.375%, due 11/15/14	638,598	0.1
1,568,000		L	0.875%, due 11/30/16	1,573,269	0.3
2,426,000			1.375%, due 11/30/18	2,434,719	0.4
				5,617,966	1.0
			Total U.S. Treasury Obligations (Cost $12,098,307)	12,300,221	2.3

ASSET-BACKED SECURITIES: 2.1%
			Automobile Asset-Backed Securities: 0.1%
422,000			CarMax Auto Owner Trust, 1.510%, 04/17/17	421,538	0.1

			Credit Card Asset-Backed Securities: 0.8%
EUR	3,064,000		MBNA Credit Card Master Note Trust, 5.600%, 07/17/14	3,998,733	0.8

			Home Equity Asset-Backed Securities: 0.0%
147,688			Merrill Lynch Mortgage Investors Trust, 1.014%, 07/25/34	119,908	0.0

			Other Asset-Backed Securities: 1.2%
161,946		#	ARES CLO Funds, 0.799%, 09/18/17	157,969	0.0
300,000		#	ARES CLO Funds, 3.162%, 02/26/16	261,566	0.0
271,457		#	Atrium CDO Corp., 0.767%, 06/27/15	266,245	0.1
292,254		#	Atrium CDO Corp., 0.842%, 10/27/16	282,424	0.1
67,606		#	Callidus Debt Partners Fund Ltd., 0.957%, 05/15/15	66,125	0.0
226,072		#	Carlyle High Yield Partners, 0.823%, 08/11/16	219,687	0.0
41,595			Chase Funding Mortgage Loan Asset-Backed Certificates, 0.894%, 07/25/33	35,180	0.0

See Accompanying Notes to Financial Statements

13

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
241,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	$194,990	0.0
316,339	+	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, 08/25/35	307,452	0.1
484,991	+	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, 12/25/36	315,593	0.1
459,000	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	452,719	0.1
780,000		Fieldstone Mortgage Investment Corp., 0.454%, 11/25/36	251,660	0.0
850,000		Fieldstone Mortgage Investment Corp., 0.534%, 11/25/36	278,125	0.1
104,694	#	First CLO Ltd., 0.772%, 07/27/16	103,181	0.0
400,000	#	Foxe Basin CLO Ltd., 2.246%, 12/15/15	386,282	0.1
454,068	#	GSC Partners CDO Fund Ltd., 0.859%, 11/20/16	447,229	0.1
369,507	#	Gulf Stream Compass CLO Ltd., 0.763%, 07/15/16	363,517	0.1
494,716	#	Katonah Ltd., 0.883%, 09/20/16	486,172	0.1
30,193	#	Katonah Ltd., 1.120%, 02/20/15	29,926	0.0
1,863,000		Morgan Stanley ABS Capital I, 0.564%, 03/25/36	684,887	0.1
402,454	#	Navigator CDO Ltd., 2.501%, 01/14/17	334,438	0.1
127,572	#	Stanfield Carrera CLO Ltd., 1.026%, 03/15/15	126,455	0.0
150,000	#	Veritas CLO Ltd., 1.847%, 09/05/16	133,165	0.0
231,002	#	Wind River CLO Ltd., 0.889%, 12/19/16	221,957	0.0
			6,406,944	1.2
		Total Asset-Backed Securities (Cost $11,802,528)	10,947,123	2.1

# of Contracts
PURCHASED OPTIONS: 0.1%
		Options on Currencies: 0.1%
3,500,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.300, Exp. 01/16/12 Counterparty: Deutsche Bank AG	45,923	0.0
2,200,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.310, Exp. 01/31/12 Counterparty: Deutsche Bank AG	48,758	0.0
5,100,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.300, Exp. 01/16/12 Counterparty: Deutsche Bank AG	66,917	0.1
3,000,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.310, Exp. 02/07/12 Counterparty: Deutsche Bank AG	65,061	0.0
4,400,000	@	JPY Put vs. USD Call Currency Option, Strike @ 79.800, Exp. 06/01/12 Counterparty: Deutsche Bank AG	51,435	0.0
			278,094	0.1
		Total Purchased Options (Cost $279,080)	278,094	0.1

		Total Long-Term Investments (Cost $511,058,430)	507,256,481	95.6

Principal Amount†
SHORT-TERM INVESTMENTS: 3.7%
		Securities Lending Collateral(cc)(1): 1.1%
1,443,797		Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $1,443,816, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $1,472,673, due 06/01/17-09/01/44)	1,443,797	0.3
1,443,797		Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,443,810, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $1,472,673, due 01/19/12-12/20/41)	1,443,797	0.3

See Accompanying Notes to Financial Statements

14

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(cc)(1) (continued)
1,443,797	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,443,813, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,472,673, due 06/28/12-11/01/41)	$1,443,797	0.2
1,443,797	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,443,813, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $1,472,673, due 04/01/20-12/01/48)	1,443,797	0.3
303,957	Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $303,960, collateralized by various U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $310,036, due 08/01/13-10/01/47)	303,957	0.0
		6,079,145	1.1

Shares
	Foreign Government Securities: 0.8%
4,647,760,000	Korea Monetary Stabilization Bond (Cost $4,109,081)	4,067,752	0.8

	Mutual Funds: 1.8%
9,592,200	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $9,592,200)	9,592,200	1.8

	Total Short-Term Investments (Cost $19,780,426)	19,739,097	3.7

	Total Investments in Securities (Cost $530,838,856)	$526,995,578	99.3
	Assets in Excess of Other Liabilities	3,844,030	0.7
	Net Assets	$530,839,608	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

ADR	American Depositary Receipt
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
P	Preferred Stock may be called prior to convertible date.
(cc)	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
^

Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

BRL	Brazilian Real
EUR	EU Euro
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
ZAR	South African Rand

Cost for federal income tax purposes is $536,730,306.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$23,438,158
Gross Unrealized Depreciation	(33,172,886)

Net Unrealized Depreciation	$(9,734,728)

See Accompanying Notes to Financial Statements

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See Accompanying Notes to Financial Statements

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Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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Item 11.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as
EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Balanced Portfolio, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 2, 2012

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 2, 2012

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